UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05796

FFTW Funds, Inc.
	(Exact name of registrant as specified in charter)

	200 Park Avenue, 46th Floor, New York, NY	10166
	(Address of principal executive offices)	(Zip code)

	Stephen P. Casper
	President and Chief Executive Officer
	200 Park Avenue, 46th Floor, New York, NY 10166
	(Name and address of agent for service)

	with a copy to:
	Jon Rand, Esq.
	Dechert LLP
	30 Rockefeller Plaza
	New York, NY 10112-2200

Registrant's telephone number, including area code:		(212) 681-3000
Date of fiscal year end:	12/31/2006
Date of reporting period:	12/31/2006

Item 1. Reports to Stockholders.

FFTW FUNDS, INC.

Annual Report
December 31, 2006

200 PARK AVENUE
NEW YORK, NY 10166
TELEPHONE 212.681.3000
FACSIMILE 212.681.3250

   FFTW Funds, Inc.

President’s Letter

February 28, 2007

Dear Shareholder,

We are pleased to present the Annual Report of FFTW Funds, Inc. for the year ended December 31, 2006.

During 2006, global fixed income markets proved challenging as the world’s central banks were successful in controlling inflation and improving global economic growth in the world’s major markets, and kept yield curves relatively flat, spreads in credit-sensitive sectors tight and opportunities in duration management relatively narrow.

Despite this benign economic background, most of our portfolios within FFTW Funds, Inc. performed well especially those that concentrate their investments in the shorter end of the fixed income spectrum. Those with longer durations and an emphasis on foreign exchange positions performed less well versus their indices.

We appreciate your participation in the FFTW Funds. In our continuing effort to meet your investment needs, we would welcome the opportunity to discuss with you the objectives and results of each of our portfolios. Please feel free to contact Seth Weinstein at 212.681.3090 should you have any questions.

Sincerely,

Stephen P. Casper
President and Chief Executive Officer

There are risks associated with your investment in any Portfolio. Each FFTW Portfolio has certain associated risks. For further information about each Portfolio’s principal risk, please refer to the Fund’s prospectus, which can be obtained by visiting the Fund’s website at www.fftw.com.

This report must be accompanied or preceded by a prospectus. Mutual fund investing involves risks. Principal loss is possible.

   FFTW Funds, Inc.

Table of Contents

U.S. Short-Term Portfolio	1

Limited Duration Portfolio	7

Mortgage-Backed Portfolio	13

Worldwide Portfolio	19

International Portfolio	30

U.S. Inflation-Indexed Portfolio	39

Global Inflation-Indexed Hedged Portfolio	42

Statements of Assets and Liabilities	48

Statements of Operations	51

Statements of Changes in Net Assets	54

Financial Highlights	58

Notes to Financial Statements	65

Report of Independent Registered Public Accounting Firm	77

Fund Expenses	87

Directors and Officers	89

   FFTW Funds, Inc.

U.S. Short-Term Portfolio
December 31, 2006

Portfolio Review (unaudited)

The domestic economy remained strong in 2006. Robust growth from the end of 2005 continued into the first quarter of 2006 before moderating over the middle part of the year. The fourth quarter economic data indicated continued strengthening in the economy, with inflationary pressures easing and the housing market showing signs of a soft landing. The labor sector showed similar strength throughout the year, adding between 350,000 and 550,000 new jobs (non-farm payrolls) in each quarter. Headline Consumer Price Index (CPI) remained contained for the year, with an average of 2.6% in the second half of the year confirming an easing in the inflationary pressure that led to an average of 3.8% in the first half. Core CPI exhibited a similar pattern and remained contained throughout the year as well, fluctuating between 2.1% and 2.9% and ending the year at 2.6%.

Investors remained focused throughout the year on the risk of rising inflation, especially in light of rising energy prices throughout most of the year. While energy prices moderated in the fourth quarter on news of an expected mild winter, investors remained cautious with regard to the various inflation statistics.

As was the case in 2005, U.S. Treasury yields rose and the yield curve continued to flatten in 2006, with two-year note yields increasing in pace with the Fed Funds target rate. Five-year yields experienced a more modest increase, leading to more of an inversion between the two-year and five-year yields. The slope of the yield curve, measured by the yield differential between the two-year and five-year U.S. Treasury notes, ended 2006 at -12 basis points, from -5 basis points at year-end 2005. The Fed Funds target rate increased by a total of 100 basis points, with a 25 basis point increase in each of the first four Fed Open Market Committee (FOMC) meetings of the year. Since the June meeting, the FOMC has held the target rate at 5.25%.

The core strategy of the Portfolio is to maximize returns while minimizing the effects of interest rate duration. Floating rate securities outperform fixed rate securities in rising rate environments. The Portfolio is positioned defensively against a sudden rise in interest rates.

The Portfolio returned 5.17% net of expenses during 2006. This compares positively with a return of 4.81% for the Merrill Lynch 3-6 Month Treasury Index. This positive incremental performance was the result of security selection, sector allocation and duration positioning.

ATTRIBUTION:

Sector Allocation

On an excess return basis, the asset-backed securities (ABS) market experienced positive performance for 2006 versus comparable-duration U.S. Treasuries. Despite rising yields impacting absolute returns, tightening sector spreads within the ABS market and tighter swap spreads led to outperformance in the ABS sector for the first quarter. Wider swap spreads contributed to underperformance in the second quarter, while tightening of both sector spreads and swap spreads added to both third quarter and fourth quarter returns.

Security Selection

Portfolio performance relative to the all-U.S. Treasury benchmark was positively impacted in 2006 by security selection within the ABS and CMO universes.

Duration and Yield Curve

The Portfolio was short duration relative to the benchmark throughout the year. This short duration position, in the rising rate environment, added to the Portfolio’s performance.

   FFTW Funds, Inc.

U.S. Short-Term Portfolio (continued)
December 31, 2006

Performance (unaudited)

U.S. Short-Term Portfolio seeks to attain a high level of total return as may be consistent with the preservation of capital and to maintain liquidity by investing primarily in high-quality fixed income securities with an average U.S. dollar-weighted duration of less than one year. U.S. Short-Term is not a money market fund and its shares are not guaranteed by the U.S. Government.

Average Annual Total Return for the year ended December 31, 2006:
	One Year	Five Years	Ten Years
U.S. Short-Term Portfolio	5.17%	2.52%	3.92%
Merrill Lynch 3-6 Month Treasury Index	4.81%	2.43%	3.95%

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888.367.3389 or visiting www.fftw.com. The Merrill Lynch 3-6 Month Treasury Index is an unmanaged index that tracks the performance of U.S. Treasury Bills with maturities ranging from approximately 91 to 182 days. One cannot invest directly in an index. U.S. Treasuries are debt obligations of the U.S. government that are backed by its full faith and credit; their principal and interest payments are guaranteed, while the Portfolio offers no such guarantee. Sector allocations are subject to change at any time and are not recommendations to buy or sell in any sectors.

Mutual fund investing involves risk. The Portfolio may at times concentrate more than 25% of its assets in the banking and finance industries, which would mean a greater exposure to certain risks associated with these industries.

   FFTW Funds, Inc.

U.S. Short-Term Portfolio (continued)
December 31, 2006

Schedule of Investments
	Coupon	Maturity
	Rate	Date	Quantity	Value°
Asset-Backed Securities -- 76.0%
Auto Loans -- 2.4%
Superior Wholesale Inventory Financing Trust,
Ser. 2003-A8, Class A (FRN)	5.480%	9/15/2010	$3,000,000	$3,002,688

Credit Cards -- 38.3%
Advanta Business Card Master Trust,
Ser. 2005-C1, Class C1 (FRN)	5.860%	8/22/2011	2,500,000	2,512,718
American Express Credit Account Master Trust,
Ser. 2002-3, Class A (FRN)	5.460%	12/15/2009	2,950,000	2,951,510
Ser. 2004-C, Class C, 144A (FRN)+	5.850%	2/15/2012	2,958,849	2,964,174
Bank One Issuance Trust, Ser. 2004-A4, Class A4 (FRN)	5.390%	2/16/2010	3,600,000	3,601,088
Capital One Master Trust, Ser. 2002-2A, Class B, 144A (FRN) +	5.900%	1/15/2010	3,000,000	3,002,879
Capital One Multi-Asset Execution Trust,
Ser. 2002-A1, Class A1 (FRN)	5.620%	7/15/2010	2,000,000	2,004,150
Ser. 2004-B2, Class B2 (FRN)	5.570%	12/15/2009	3,600,000	3,600,611
Chase Credit Card Master Trust,
Ser. 2002-5, Class C (FRN)	6.300%	10/15/2009	3,250,000	3,262,801
Ser. 2004-1, Class A (FRN)	5.380%	5/15/2009	1,955,000	1,955,070
Discover Card Master Trust I,
Ser. 1998-5, Class B, 144A (FRN)+	5.680%	12/16/2010	3,000,000	3,009,375
First USA Credit Card Master Trust,
Ser. 1997-4, Class A (FRN)	5.560%	2/17/2010	2,925,000	2,928,228
Fleet Credit Card Master Trust II, Ser. 2002-B, Class B (FRN)	5.790%	4/15/2010	3,000,000	3,008,134
Gracechurch Card Funding plc,
Ser. 2, Class A (FRN) (United Kingdom)	5.470%	10/15/2009	3,500,000	3,503,281
MBNA Credit Card Master Note Trust,
Ser. 2002-B2, Class B2 (FRN)	5.730%	10/15/2009	3,000,000	3,003,677
Ser. 2004-A10, Class A (FRN)	5.430%	3/15/2012	3,000,000	3,007,402
Metris Master Trust, Ser. 2005-1A, Class C, 144A (FRN) +	6.050%	3/21/2011	3,000,000	2,987,251
				47,302,349
Home Equity Loans -- 33.9%
Ace Securities Corp., Ser. 200-0P1, Class A2A (FRN)	5.410%	4/25/2036	1,823,561	1,823,796
Ameriquest Mortgage Securities Inc.,
Ser. 2005-R1, Class M1 (FRN)	5.800%	3/25/2035	2,000,000	2,005,027
Bear Stearns Asset Backed Securities, Inc.,
Ser. 2005-HE8, Class A1 (FRN)	5.470%	8/25/2035	1,209,331	1,209,573
Ser. 2005-HE9, Class 1A1 (FRN)	5.470%	10/25/2035	961,192	961,387
Centex Home Equity, Ser. 2005-B, Class M2 (FRN)	5.780%	3/25/2035	2,000,000	2,008,476
Chase Funding Mortgage Loan Asset-Backed Certificates,
Ser. 2003-1, Class 2M1 (FRN)	6.000%	9/25/2032	1,329,147	1,329,364
Ser. 2003-5, Class 2M1 (FRN)	5.950%	5/25/2033	1,500,000	1,503,847
Contimortgage Home Equity Loan Trust,
Ser. 1996-4, Class A10 (FRN)	5.830%	1/15/2028	580,291	581,594
Countrywide Asset-Backed Certificates,
Ser. 2004-12, Class MV1 (FRN)	5.950%	4/25/2035	3,000,000	3,044,329
Ser. 2005-11, Class AF1 (FRN)	5.530%	2/25/2036	1,347,181	1,347,557
Household Home Equity Loan Trust,
Ser. 2006-1, Class A2 (FRN)	5.530%	1/20/2036	2,123,912	2,125,809
Long Beach Mortgage Loan Trust,
Ser. 2003-4, Class M1 (FRN)	6.030%	8/25/2033	1,500,000	1,505,237

See Notes to Financial Statements

   FFTW Funds, Inc.

U.S. Short-Term Portfolio (continued)
December 31, 2006
Schedule of Investments (continued)
	Coupon	Maturity
	Rate	Date	Quantity	Value°
Home Equity Loans (continued)
Merrill Lynch Mortgage Investors, Inc.,
Ser. 2005-FM1, Class A1B (FRN)	5.670%	5/25/2036	$1,018,271	$1,019,307
Morgan Stanley Dean Witter Capital I,
Ser. 2003-NC2, Class M1 (FRN)	6.250%	2/25/2033	1,950,454	1,951,992
Novastar Home Equity Loan, Ser 2003-1, Class A1 (FRN)	5.730%	5/25/2033	3,525,995	3,530,509
Option One Mortgage Loan Trust,
Ser. 2003-3, Class M1 (FRN)	6.000%	6/25/2033	2,000,000	2,002,370
Ser. 2003-4, Class A2 (FRN)	5.670%	7/25/2033	2,054,427	2,058,573
Park Place Securities Inc.,
Ser. 2005-WHQ2, Class M2 (FRN)	5.810%	5/25/2035	2,000,000	2,005,051
Residential Asset Mortgage Products, Inc.,
Ser. 2005-EFC7, Class AI1 (FRN)	5.450%	12/25/2035	946,724	946,859
Residential Asset Securities Corp.,
Ser. 2003-KS7, Class AIIB (FRN)	5.670%	9/25/2033	1,478,550	1,479,077
Ser. 2005-KS2, Class M1 (FRN)	5.780%	3/25/2035	3,000,000	3,009,458
Ser. 2006-KS1, Class M1 (FRN)	5.730%	2/25/2036	2,000,000	2,000,384
Securitized Asset-Backed Receivables,
Ser. 2004-NC1, Class M1 (FRN)	5.870%	2/25/2034	2,000,000	2,005,311
Wells Fargo Home Equity Trust,
Ser. 2004-2, Class A21B (FRN)	5.770%	5/25/2034	480,818	482,611
				41,937,498
Student Loans -- 1.4%
SLM Student Loan Trust, Ser. 2004-2, Class A2 (FRN)	5.397%	4/25/2013	1,758,738	1,758,681

Total Asset-Backed Securities (Cost - $94,032,741)				94,001,216

Collateralized Mortgage Obligations (CMO) -- 24.3%
CMO Floater - FHLMC -- 7.3%
Ser. 2071, Class F (FRN)	5.850%	7/15/2028	872,163	880,158
Ser. 2412, Class FP (FRN)†	6.300%	2/15/2032	2,000,000	2,055,648
Ser. 2557, Class WF (FRN)	5.750%	1/15/2033	1,104,214	1,109,298
Ser. 2827, Class FR (FRN)	5.850%	1/15/2022	2,293,818	2,314,720
Ser. 3024, Class FC (FRN)†	5.650%	4/15/2021	2,670,169	2,670,291
				9,030,115
CMO Floater - FNMA -- 6.7%
Ser. 2001-46, Class F (FRN)	5.750%	9/18/2031	1,294,071	1,303,693
Ser. 2002-7, Class FC (FRN)	6.100%	1/25/2032	1,881,578	1,912,685
Ser. 2003-38, Class FA (FRN)	5.720%	3/25/2023	2,641,222	2,655,460
Ser. 2004-60, Class FA (FRN)	5.750%	8/25/2024	2,407,315	2,425,095
				8,296,933
CMO Floater - GNMA -- 2.5%
Ser. 2002-87, Class FV (FRN)† #	5.800%	5/20/2014	3,117,706	3,139,027

CMO Floater - Other -- 7.8%
Bank of America Funding Corporation,
Ser. 2005-F, Class 1A1 (FRN)	5.630%	9/20/2035	1,260,986	1,263,462
Bank of America Mortgage Securities,
Ser. 2003-9, Class 2A1 (FRN)	5.800%	12/25/2033	2,812,019	2,815,945
First Horizon Mortgage Pass-Through Trust,
Ser. 2005-2, Class 3A1 (FRN)	5.850%	10/25/2032	1,352,171	1,354,462

See Notes to Financial Statements

   FFTW Funds, Inc.

U.S. Short-Term Portfolio (continued)
December 31, 2006

Schedule of Investments (continued)
	Coupon	Maturity
	Rate	Date	Quantity	Value°
CMO Floater - Other (continued)
Residential Asset Securitization Trust,
Ser. 2006-A1, Class 1A6 (FRN)	5.850%	4/25/2036	$2,405,483	$2,408,404
Structured Adjustable Rate Mortgage Loan,
Ser. 2004-20, Class 1A1 (VRN)	5.069%	1/25/2035	1,041,559	1,042,400
Washington Mutual,
Ser. 2004-AR10, Class A1C (FRN)	5.875%	7/25/2044	740,205	743,727
				9,628,400

Total Collateralized Mortgage Obligations (Cost - $30,125,666)				30,094,475

Short-Term Security -- 0.1%
Investors Bank & Trust Co.
(Cost - $140,000)	4.750%	1/2/2007	140,000	140,000

Total Investments -- 100.4% (Cost - $124,298,407)				124,235,691
Liabilities, Net of Other Assets -- (0.4%)				(528,148)
Net Assets -- 100.0%				$123,707,543

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2006 were as follows:

Unrealized Appreciation	Unrealized Depreciation	Net	Tax Cost
$115,694	$(178,410)	$(62,716)	$124,298,407

	Coupon	Maturity
	Rate	Date	Quantity	Value°
Reverse Repurchase Agreement -- (0.6%)
Lehman Brothers, dated 12/29/2006,
to be repurchased on demand at face value,
plus accrued interest	5.350%	1/2/2007	$695,800	$696,110

Summary of Abbreviations and Symbols
FHLMC	Freddie Mac
FNMA	Fannie Mae
FRN	Floating Rate Note

°	See securities valuation policy in Note 2 to the Financial Statements.
+

Securities exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities were valued at $11,963,679 or 9.7% of net assets. The Board of Directors has deemed these securities to be liquid.

†	Illiquid securities, which represent 6.4% of net assets.
#	Security, or portion thereof, is held as collateral for open reverse repurchase agreement.

See Notes to Financial Statements

   FFTW Funds, Inc.

U.S. Short-Term Portfolio (continued)
December 31, 2006

Asset Class Summary (shown as a percentage of net assets) December 31, 2006

Classification	% of Net Assets
Asset-Backed Securities	76.0%
Collateralized Mortgage Obligations	24.3
Short-Term Security	0.1
Reverse Repurchase Agreement	(0.6)
Other Assets in Excess of Other Liabilities	0.2
100.0%

See Notes to Financial Statements

   FFTW Funds, Inc.

Limited Duration Portfolio
December 31, 2006

Portfolio Review (unaudited)

The domestic economy remained strong in 2006. Robust growth from the end of 2005 continued into the first quarter of 2006 before moderating over the middle part of the year. The fourth quarter economic data indicated continued strengthening in the economy, with inflationary pressures easing and the housing market showing signs of a soft landing. The labor sector showed similar strength throughout the year, adding between 350,000 and 550,000 new jobs (non-farm payrolls) in each quarter. Headline Consumer Price Index (CPI) remained contained for the year, with an average of 2.6% in the second half of the year confirming an easing in the inflationary pressure that led to an average of 3.8% in the first half. Core CPI exhibited a similar pattern and remained contained throughout the year as well, fluctuating between 2.1% and 2.9% and ending the year at 2.6%.

Investors remained focused throughout the year on the risk of rising inflation, especially in light of the rising energy prices throughout most of the year. While energy prices moderated in the fourth quarter on news of an expected mild winter, investors remained cautious with regard to the various inflation statistics.

As was the case in 2005, U.S. Treasury yields rose and the yield curve continued to flatten in 2006, with two-year note yields increasing in pace with the Fed Funds target rate. Five-year yields experienced a more modest increase, leading to more of an inversion between the two-year and five-year yields. The slope of the yield curve, measured by the yield differential between the two-year and five-year U.S. Treasury notes, ended 2006 at -12 basis points, from -5 basis points at year-end 2005. The Fed Funds target rate increased by a total of 100 basis points, with a 25 basis point increase in each of the first four Fed Open Market Committee (FOMC) meetings of the year. Since the June meeting, the FOMC has held the target rate at 5.25%.

The Portfolio returned 4.49% net of expenses during 2006. This compares positively with a return of 3.96% for the Merrill Lynch 1-3 Year Treasury Index. This positive incremental performance was the result of security selection, sector allocation and duration positioning.

ATTRIBUTION:

Sector Allocation

On an excess return basis, the asset-backed securities (ABS) market experienced positive performance for 2006 versus comparable-duration U.S. Treasuries. Despite rising yields impacting absolute returns, tightening sector spreads within the ABS market and tighter swap spreads led to outperformance in the ABS sector for the first quarter. Wider swap spreads contributed to underperformance in the second quarter, while tightening of both sector spreads and swap spreads helped to add to both third quarter and fourth quarter returns.

Security Selection

Portfolio performance relative to the all-U.S. Treasury benchmark was positively impacted in 2006 by security selection within the ABS and CMO universes.

Duration and Yield Curve

The Portfolio was short duration relative to the benchmark throughout the year. This short duration position, in the rising rate environment, added to the Portfolio’s performance.

   FFTW Funds, Inc.

Limited Duration Portfolio (continued)
December 31, 2006

Performance (unaudited)

Limited Duration Portfolio seeks to maintain a level of total return as may be consistent with the preservation of capital by investing primarily in high-quality debt securities with an average U.S. dollar-weighted duration of less than three years and by using interest rate hedging as a stabilizing technique.

Average Annual Total Return for the year ended December 31, 2006:
	One Year	Five Years	Ten Years
Limited Duration Portfolio	4.49%	3.34%	4.93%
Merrill Lynch 1-3 Year Treasury Index	3.96%	2.82%	4.69%

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888.367.3389 or visiting www.fftw.com. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks the performance of U.S. Treasury Notes with maturities ranging from approximately one to three years. One cannot invest directly in an index. U.S. Treasuries are debt obligations of the U.S. government that are backed by its full faith and credit; their principal and interest payments are guaranteed, while the Portfolio offers no such guarantee. Sector allocations are subject to change at any time and are not recommendations to buy or sell in any sectors.

Mutual fund investing involves risk. The Portfolio may at times concentrate more than 25% of its assets in the banking and finance industries, which would mean a greater exposure to certain risks associated with these industries. A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

   FFTW Funds, Inc.

Limited Duration Portfolio (continued)
December 31, 2006

Schedule of Investments
	Coupon	Maturity
	Rate	Date	Quantity	Value°
Asset-Backed Securities (ABS) -- 47.4%
Auto Loans -- 5.9%
Chase Manhattan Auto Owner Trust,
Ser. 2003-C, Class A4	2.940%	6/15/2010	$1,659,695	$1,636,964
Daimler Chrysler Auto Trust, Ser. 2003-A, Class A4	2.880%	10/8/2009	967,451	965,326
Harley Davidson Motorcycle Trust, Ser. 2002-2, Class A2	3.090%	6/15/2010	1,114,427	1,107,247
Superior Wholesale Inventory Financing Trust,
Ser. 2005-A12, Class A (FRN)	5.530%	6/15/2010	2,500,000	2,500,690
				6,210,227
Credit Cards -- 29.9%
American Express Credit Account Master Trust,
Ser. 2002-2, Class A (FRN)	5.460%	11/16/2009	3,000,000	3,001,486
Bank One Issuance Trust,
Ser. 2003-A3, Class A3 (FRN)	5.460%	12/15/2010	1,500,000	1,502,551
Ser. 2003-A7, Class A7	3.350%	3/15/2011	2,125,000	2,071,970
Ser. 2004-A1, Class A1	3.450%	10/17/2011	2,000,000	1,935,274
Capital One Multi-Asset Execution Trust,
Ser. 2004-A6, Class A6 (FRN)	5.400%	4/15/2010	2,500,000	2,500,652
Chase Credit Card Master Trust,
Ser. 2002-5, Class A (FRN)	5.450%	10/15/2009	2,400,000	2,401,387
Citibank Credit Card Issuance Trust,
Ser. 2003-A4, Class A4 (FRN)	5.435%	3/20/2009	2,260,000	2,260,459
Ser. 2003-A6, Class A6	2.900%	5/17/2010	1,325,000	1,284,502
Ser. 2006-A5, Class A5	5.300%	5/20/2011	3,000,000	3,013,619
GE Capital Credit Card Master Note Trust,
Ser. 2004-1, Class A (FRN)	5.400%	6/15/2010	2,155,000	2,155,750
Gracechurch Card Funding plc,
Ser. 6, Class A (FRN) (United Kingdom)	5.380%	2/17/2009	2,504,000	2,504,457
MBNA Credit Card Master Note Trust,
Ser. 2002-A4, Class A4 (FRN)	5.460%	8/17/2009	2,500,000	2,500,724
Ser. 2006-A1, Class A1	4.900%	7/15/2011	2,500,000	2,492,072
MBNA Master Credit Card Trust,
Ser. 2000-D, Class A (FRN)	5.550%	9/15/2009	2,050,000	2,051,380
				31,676,283
Home Equity Loans -- 9.6%
FNMA, Ser. 2002-W2, Class AF5 (Step)	6.000%	6/25/2032	2,123,328	2,115,935
Household Private Label Credit Card Master Note Trust I,
Ser. 2002-2, Class A (FRN)	5.520%	1/18/2011	2,550,000	2,550,632
Residential Asset Securities Corp.,
Ser. 2003-KS10, Class MII1 (FRN)	5.940%	12/25/2033	2,206,338	2,208,787
Ser. 2004-KS4, Class A1 (FRN)	5.730%	5/25/2034	3,000,000	3,000,043
Wells Fargo Home Equity Trust,
Ser. 2004-2, Class A21B (FRN)	5.770%	5/25/2034	237,441	238,327
				10,113,724
Other ABS -- 2.0%
Oncor Electric Delivery Transition Bond Company,
Ser. 2003-1, Class A1	2.260%	2/15/2009	129,285	128,778
Permanent Financing plc, Ser. 2, Class 4A (FRN)	5.573%	12/10/2009	2,000,000	2,003,752
				2,132,530

Total Asset-Backed Securities (Cost - $50,115,835)				50,132,764

See Notes to Financial Statements

   FFTW Funds, Inc.

Limited-Duration Portfolio (continued)
December 31, 2006
Schedule of Investments (continued)
	Coupon	Maturity
	Rate	Date	Quantity	Value°
Corporate Obligations -- 2.9%
Telecommunications -- 1.0%
Cingular Wireless LLC	6.500%	12/15/2011	$1,000,000	$1,047,843

Utilities -- 1.9%
FPL Group Capital Inc.	5.551%	2/16/2008	2,000,000	2,002,580

Total Corporate Obligations (Cost - $3,062,646)				3,050,423

Mortgage-Backed Securities -- 35.2%
Collateralized Mortgage Obligations (CMO) -- 30.4%
CMO Floater -- 17.8%
Bank of America Mortgage Securities,
Ser. 2003-E, Class 2A2 (FRN)	4.350%	6/25/2033	458,595	458,318
Ser. 2004-L, Class 1A1 (FRN)	4.194%	1/25/2035	1,619,476	1,605,555
Bear Stearns Alt-A Trust, Ser. 2004-9, Class 3A1 (VRN)	5.246%	9/25/2034	1,834,210	1,829,945
Bear Stearns Alt-A Trust, Ser. 2005-2, Class 2A5 (VRN)	4.671%	4/25/2035	1,343,296	1,315,057
FNMA, Ser. 2002-7, Class FC (FRN)	6.100%	1/25/2032	1,881,578	1,912,684
Freddie Mac, Ser. 1689, Class F (FRN)	6.025%	3/15/2024	1,822,832	1,834,967
Freddie Mac, Ser. 1689, Class FG (FRN)	6.025%	3/15/2024	859,988	867,864
GSR Mortgage Loan Trust, Ser. 2004-4, Class B1 (VRN)	7.276%	4/25/2032	1,010,340	1,019,144
Residential Asset Securitization Trust,
Ser. 2006-A1, Class 1A6 (FRN)	5.850%	4/25/2036	2,405,483	2,408,404
Structured Adjustable Rate Mortgage Loan,
Ser. 2004-20, Class 1A1 (VRN)	5.069%	1/25/2035	1,041,559	1,042,400
Wmalt Mortagage Pass-Through Certificates,
Ser. 2006-AR2, Class A1B (FRN)	5.698%	4/25/2046	2,691,412	2,693,555
Holmes Financing plc.,
Ser. 8, Class 2C (FRN) (United Kingdom)	6.094%	7/15/2040	1,900,000	1,900,593
				18,888,486
Planned Amortization Class -- 7.2%
Citicorp Mortgage Securities, Inc.,
Ser. 2004-5, Class 1A29	4.750%	8/25/2034	1,512,347	1,485,695
FHLMC, Ser. 2736, Class DB	3.300%	11/15/2026	2,941,900	2,845,532
FNMA, Ser. 2003-6, Class JE, Series B	5.500%	9/25/2028	1,636,610	1,632,707
FNMA, Ser. 2005-57, Class CK	5.000%	7/25/2035	1,628,018	1,614,064
				7,577,998
Other CMO -- 5.4%
CountryWide Alternative Loan Trust,
Ser. 2005-85CB, Class 2A2	5.500%	2/25/2036	1,734,577	1,733,825
Lehman Mortgage Trust, Ser. 2006-1, Class 1A3	5.500%	2/25/2036	2,000,000	2,001,224
Residential Accreditation Loans, Inc.,
Ser. 2006-QS7, Class A1	6.000%	6/25/2036	2,000,000	2,007,478
				5,742,527
Mortgage Pass-Through Securities -- 4.8%
FNMA Pool #725897 (FRN)	4.315%	9/1/2034	1,489,767	1,467,827
FNMA Pool #840667 (FRN)	5.138%	10/1/2035	3,627,416	3,628,072
				5,095,899

Total Mortgage Backed Securities (Cost - $37,484,110)				37,304,910

See Notes to Financial Statements

   FFTW Funds, Inc.

Limited-Duration Portfolio (continued)
December 31, 2006

Schedule of Investments (continued)
	Coupon	Maturity
	Rate	Date	Quantity	Value°
U.S. Treasury Obligations -- 15.6%
U.S. Treasury Note	4.875%	5/31/2008	$5,100,000	$5,097,608
U.S. Treasury Note #	4.250%	1/15/2011	11,600,000	11,407,881
(Cost - $16,494,250)				16,505,489

Short-Term Securities -- 0.5%
Time Deposit -- 0.4%
Investors Bank & Trust Co.	5.000%	1/2/2007	469,000	469,000

U.S. Treasury Obligation -- 0.1%
U.S. Treasury Bill ‡@	5.038%	6/7/2007	50,000	48,956

Total Short Term Securities (Cost - $517,929)				517,956

Total Investments -- 101.6% (Cost - $107,674,770)				107,511,542
Liabilities, Net of Other Assets -- (1.6%)				(1,648,637)
Net Assets -- 100.0%				$105,862,905

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2006 were as follows:

Unrealized Appreciation	Unrealized Depreciation	Net	Tax Cost
$122,216	$(285,444)	$(163,228)	$107,674,770

	Coupon	Maturity
	Rate	Date	Quantity	Value°
Reverse Repurchase Agreement -- (1.0%)
Lehman Brothers, dated 12/26/2006,
to be repurchased on demand at face value,
plus accrued interest	5.050%	1/2/2007	$1,104,125	$1,105,054

Futures Contracts
			Unrealized
Number of Contracts	Futures Contract	Notional Value	Depreciation
Futures Contracts Purchased
110	March 2007 2-Year U.S. Treasury Note	$22,443,438	$(69,949)

See Notes to Financial Statements

   FFTW Funds, Inc.

Limited Duration Portfolio (continued)
December 31, 2006

Summary of Abbreviations
FHLMC	Freddie Mac
FNMA	Fannie Mae
FRN	Floating Rate Note
Step	A zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
VRN	Variable Rate Note

°	See securities valuation policy in Note 2 to the Financial Statements.
#	Security, or a portion thereof, is held as collateral for open reverse repurchase agreement.
‡	Interest rate shown represents yield to maturity at date of purchase.
@	Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

Asset Class Summary (shown as a percentage of net assets) December 31, 2006

Classification	% of Net Assets
Asset-Backed Securities	47.4%
Mortgage-Backed Securities	35.2
U.S. Treasury Obligations	15.6
Corporate Obligations	2.9
Short-Term Securities	0.5
Reverse Repurchase Agreement	(1.0)
Financial Futures Contracts	(0.0)*
Other Liabilities in Excess of Other Assets	(0.6)
100.0%

*Rounds to less than (0.1%).

See Notes to Financial Statements

   FFTW Funds, Inc.

Mortgage-Backed Portfolio
December 31, 2006

Portfolio Review (unaudited)

The mortgage sector experienced very strong performance in 2006, outperforming duration-matched U.S. Treasuries by 122 basis points.

The mortgage-backed securities (MBS) sector began 2006 strong, as January and February experienced cumulative excess returns of 86 basis points despite a sharp backup in interest rates. Support for the sector vanished as the backup continued through the end of the second quarter. At that point, with wide levels in MBS option-adjusted spreads (OAS), demand picked up significantly and MBS spreads tightened through the end of the year.

Investor demand for mortgage product was strong in 2006. Buyers from overseas dominated the demand picture, replacing U.S. domestic banks as the marginal buyer of MBS. During the third quarter, domestic U.S. banks curbed their buying of securitized MBS and started to accumulate raw loans instead, due to favorable accounting treatment. Overall, the portfolios of housing-related government sponsored enterprises (GSEs) declined. Gross supply of agency MBS for 2006 was $900 billion, the lowest amount since 2001. On the other hand, net supply was at its highest since 2001, at $280 billion of fixed rate and $46 billion of adjustable rate MBS. This was a significant increase over 2004, when comparable figures were -$27 billion of fixed rate and $83 billion of adjustable rate MBS, and 2005, when the amounts were $95 billion fixed and $ 58 billion adjustable rate.

OAS levels tightened in 2006. OAS to the LIBOR curve was tighter by 7 basis points and OAS to U.S. Treasuries was 17 basis points tighter. Tighter swap spreads and historically low volatility drove the outperformance of the MBS market along with other spread sectors. Five and ten year swap spreads were tighter by 12 and 7 basis points, respectively.

For the 12-month period ending in December, the Portfolio returned 4.32% after expenses. The Lehman Brothers Mortgage-Backed Securities Index returned 5.22% during the same period.

ATTRIBUTION:

Sector Allocation

Positions in mortgage derivatives, including inverse, interest-only and principal-only type securities, detracted 52 basis points. Interest-only securities backed by commercial mortgage-backed securities (CMBS) and Veterans Administration loans added 6 basis points. An allocation to CMBS was advantageous, adding 9 basis points. Mortgage basis trading was slightly negative at -3 basis points.

Security Selection

Our core mortgage index position performed well, returning 19 basis points for the year. We positioned the Portfolio to be bar-belled, overweighting premium and discount coupons while maintaining an index weight or less in par-priced coupons. We also were underweight the Ginnie Mae sector and securities backed by fifteen year loans. We covered our underweight in fifteen year loans by adding current coupon TBA securities during the third quarter. We covered our underweight in GNMA securities in the fourth quarter, adding newly originated pools in higher coupons.

   FFTW Funds, Inc.

Mortgage-Backed Portfolio (continued)
December 31, 2006

Performance (unaudited)

Mortgage-Backed Portfolio seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in mortgage-related securities, maintaining an average U.S. dollar-weighted duration in the range of two to six years.

Average Annual Total Return for the year ended December 31, 2006:
	One Year	Five Years	Ten Years
Mortgage-Backed Portfolio	4.32%	5.04%	6.17%
Lehman Brothers Mortgage-Backed Securities
Index	5.22%	4.85%	6.16%

Performance data reflects an expense limitation in effect in prior periods. Without the expense limitation, total returns would have been lower.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888.367.3389 or visiting www.fftw.com. The Lehman Brothers Mortgage-Backed Securities Index tracks the performance of the mortgage-backed pass-through securities of GNMA, FNMA and FHLMC. One cannot invest directly in an index.

Mutual fund investing involves risk. A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

   FFTW Funds, Inc.

Mortgage-Backed Portfolio (continued)
December 31, 2006
Schedule of Investments
	Coupon	Maturity
	Rate	Date	Quantity	Value°

Mortgage Backed Securities -- 125.4%
Collateralized Mortgage Obligations (CMO) -- 3.9%
Inverse Floating Rate -- 3.7%
FNMA, Ser. 2003-77, Class DS (FRN)	0.686%	8/25/2033	$393,680	$317,403
FNMA, Ser. 2003-128, Class MS (FRN)	6.150%	1/25/2034	363,401	369,578
FNMA, Ser. 2005-123, Class SE (FRN)	7.200%	7/25/2034	486,982	477,243
FHLMC, Ser. 3173, Class SC (FRN)	7.380%	6/15/2036	575,876	623,168
				1,787,392
Super Floater -- 0.2%
FHLMC, Ser. 3134, Class FX (FRN)	0.000%	3/15/2036	93,479	90,837
				1,878,229

Mortgage Derivatives -- 24.5%
Interest Only - (IO) -- 11.5%
IO - PAC -- 0.9%
FNMA, Ser. 2003-59, Class IL†‡	7.898-8.526%	12/25/2031	292,696	308,435
FNMA, Ser. 2004-8, Class PI†‡	5.990%	8/25/2027	129,984	131,676
				440,111
IO - Strip -- 3.0%
FHLMC Strip, Ser. 233, Class 8†‡	8.956%	9/15/2035	907,215	824,606
FNMA Strip, Ser. 359, Class 7†‡	6.290%	6/1/2035	551,499	624,840
				1,449,446
IO - Veterans Administration (Vendee) -- 1.4%
Vendee Mortgage Trust,
Ser. 1992-2, Class IO (VRN)†‡	3.908-16.679%	9/15/2022	126,436	149,342
Ser. 1994-3A, Class 1IO (VRN)†‡	8.235%-18.080%	9/15/2024	144,543	126,354
Ser. 1996-1, Class 1IO (VRN)†‡	6.809-19.766%	2/15/2026	359,849	243,664
Ser. 1997-1, Class IO (VRN)†‡	4.991-14.027%	2/15/2027	77,372	67,580
Ser. 2001-2, Class IO (VRN)†‡	0.884-5.773%	2/15/2031	54,158	61,593
Ser. 2002-3, Class IO (VRN)†‡	7.164%	8/15/2032	24,467	31,983
				680,516
Inverse IO -- 5.8%
FHLMC, Ser. 3115, Class SM (FRN)†‡	5.906%	2/15/2036	252,021	226,128
FHLMC, Ser. 3117, Class JS (FRN)†‡	5.044%	2/15/2036	397,026	374,546
FHLMC, Ser. 3147, Class SG (FRN)†‡	20.805%	4/15/2036	205,648	186,028
FHLMC, Ser. 3155, Class ST (FRN)†‡	5.330%	5/15/2036	275,621	255,481
FNMA, Ser. 2005-7, Class SC (FRN)†‡	1.023%	2/25/2035	142,467	138,565
GNMA, Ser. 2006-60, Class S (FRN)†‡	7.785%	11/20/2036	319,876	295,511
GNMA, Ser. 2006-62, Class SA (FRN)†‡	9.357%	11/20/2036	313,328	302,024
GNMA, Ser. 2006-64, Class SA (FRN)†‡	7.467%	11/20/2036	315,147	284,138
GNMA, Ser. 2006-64, Class SB (FRN)†‡	8.775%	11/20/2036	313,791	285,033
GNMA, Ser. 2006-65, Class SA (FRN)†‡	8.775%	11/20/2036	229,745	221,720
GNMA, Ser. 2006-7, Class SI (FRN)†‡	1.985%	2/20/2036	258,031	224,236
				2,793,410
Other IO Securities -- 0.4%
FHLMC, Ser. 2844, Class VI†‡	7.350%	12/15/2019	201,417	181,185
				5,544,668

Principal Only (PO) -- 13.0%
PO - Strip -- 8.1%
FNMA Strip, Ser. 333, Class 1†‡	3.835-15.413%	3/1/2033	962,574	879,579

See Notes to Financial Statements

   FFTW Funds, Inc.

Mortgage-Backed Portfolio (continued)
December 31, 2006
Schedule of Investments (continued)
	Coupon	Maturity
	Rate	Date	Quantity	Value°

PO - Strip (continued)
FNMA Strip, Ser. 370, Class 1†‡	4.770%	5/25/2036	$2,781,839	$ 3,026,655
				3,906,234
PO - Support -- 3.7%
FHLMC, Ser. 2691, Class EO†‡	10.195-10.908%	10/15/2033	184,086	183,138
FHLMC, Ser. 2691, Class KO†‡	3.691%	10/15/2033	395,227	445,936
FHLMC, Ser. 2736, Class BO†‡	2.391-3.035%	1/15/2034	299,653	292,986
FHLMC, Ser. 2856, Class KO†‡	4.383%	9/15/2034	148,187	136,915
FHLMC, Ser. 3068, Class MO†‡	4.770%	1/15/2023	684,018	727,484
				1,786,459
Other PO Securities -- 1.2%
FNMA, Ser. 2004-8, Class AO†‡	17.882%	9/25/2033	78,706	68,360
GNMA, Ser. 2003-56, Class DP†‡	4.030%	2/16/2033	534,310	523,934
				592,294
				6,284,987
				11,829,655

Mortgage Pass-Through Securities (MPTS) -- 97.0%
MPTS - FHLMC -- 48.4%
FHLMC Gold TBA	4.500%	1/1/2022	3,000,000	2,890,314
FHLMC Gold TBA	5.000%	1/1/2037	10,000,000	9,646,880
FHLMC Gold TBA	5.500%	1/1/2037	11,000,000	10,876,250
				23,413,444
MPTS - FNMA – 45.8%
FNMA - Pools -- 12.8%
FNMA Pool #252439	6.500%	5/1/2029	208,311	213,658
FNMA Pool #323979	6.500%	4/1/2029	76,509	78,531
FNMA Pool #340777	6.500%	3/1/2011	623	637
FNMA Pool #403646	6.500%	12/1/2027	132,798	136,345
FNMA Pool #407591	6.500%	12/1/2027	186,463	191,444
FNMA Pool #646091	7.000%	6/1/2032	787,911	810,514
FNMA Pool #737263	6.000%	9/1/2033	213,411	215,210
FNMA Pool #831455	6.500%	5/1/2036	263,110	268,071
FNMA Pool #852237 (FRN)	4.893%	12/1/2035	1,025,999	1,022,610
FNMA Pool #878513	7.500%	2/1/2036	717,202	743,126
FNMA Pool #887070	6.500%	7/1/2036	199,037	202,790
FNMA Pool #892571	6.500%	7/1/2036	282,903	288,236
FNMA Pool #894856	6.000%	9/1/2021	1,976,927	2,004,769
				6,175,941
FNMA - TBA -- 33.0%
FNMA TBA	4.500%	1/1/2022	2,000,000	1,928,750
FNMA TBA	5.500%	1/1/2022	5,000,000	4,998,440
FNMA TBA	5.500%	1/1/2037	3,000,000	2,964,375
FNMA TBA	6.000%	1/1/2037	3,000,000	3,019,686
FNMA TBA	6.500%	1/1/2037	3,000,000	3,056,250
				15,967,501
				22,143,442
MPTS - GNMA -- 2.8%
GNMA Pool #448338	7.500%	4/15/2031	215,794	225,277
GNMA Pool #533634	7.500%	4/15/2031	124,827	130,312
GNMA Pool #541344	7.500%	3/15/2031	54,094	56,471

See Notes to Financial Statements

   FFTW Funds, Inc.

Mortgage-Backed Portfolio (continued)
December 31, 2006

Schedule of Investments (continued)
	Coupon	Maturity
	Rate	Date	Quantity	Value°
MPTS - GNMA (continued)
GNMA Pool #550976	7.000%	10/15/2031	$728,606	$752,975
GNMA Pool #552713	7.000%	8/15/2032	141,530	146,246
GNMA Pool #566575	7.500%	9/15/2031	68,721	71,740
				1,383,021
				46,939,907

Total Mortgage-Backed Securities (Cost - $60,976,660)				60,647,791

U.S. Treasury Obligation -- 7.8%
U.S. Treasury Note (Cost - $3,789,376)	4.500%	11/30/2011	3,800,000	3,766,157

	Strike	Expiration
	Price	Date	Contracts
Options on Futures – NM
January 2007 10-Year U.S. Treasury Note	$109.00	1/26/2007	10	781
January 2007 10-Year U.S. Treasury Note	110.00	1/26/2007	33	1,031

Total Options on Futures (Cost - $15,019)				1,812

	Coupon	Maturity
	Rate	Date	Quantity
Short-Term Securities -- 48.2%
Commercial Paper -- 18.6%
BMW U.S. Capital LLC. ‡	5.290%	1/2/2007	$2,000,000	1,998,824
CBA Finance Inc. ‡	5.270%	1/31/2007	1,000,000	995,169
Danske Bank‡	5.280%	1/18/2007	2,000,000	1,994,133
Deutsche Bank Financial LLC. ‡	5.250%	1/2/2007	2,000,000	1,998,833
UBS Finance Delaware LLC, Class SA‡	5.270%	1/2/2007	2,000,000	1,998,830
				8,985,789
Time Deposits -- 12.7%
Bank of Montreal	5.190%	1/2/2007	2,000,000	2,000,000
Dresdner Bank	5.250%	1/2/2007	2,000,000	2,000,000
Investors Bank & Trust Co.	4.750%	1/2/2007	126,000	126,000
Societe General	5.250%	1/2/2007	2,000,000	2,000,000
				6,126,000
U.S. Government Obligations -- 14.2%
FHLB Discount Note‡	5.150%	2/23/2007	5,000,000	4,959,944
FHLMC Discount Note‡	5.120%	1/16/2007	1,940,000	1,935,034
				6,894,978
U.S. Treasury Obligations -- 2.7%
U.S. Treasury Bill‡	5.224%	2/8/2007	1,100,000	1,094,797
U.S. Treasury Bill‡@	5.038%	6/7/2007	225,000	220,302
				1,315,099

Total Short-Term Securities (Cost - $23,320,805)				23,321,866

Total Investments (Cost - $88,101,860) -- 181.4%				87,737,626
Liabilities, Net of Other Asset -- (81.4)%				(39,374,539)
Net Assets -- 100.0%				$48,363,087

See Notes to Financial Statements

   FFTW Funds, Inc.

Mortgage-Backed Portfolio (continued)
December 31, 2006

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2006 were as follows:

Unrealized Appreciation	Unrealized Depreciation	Net	Tax Cost
$501,415	$(930,689)	$(429,274)	$88,166,900

Future Contracts
			Unrealized
Number of Contracts	Futures Contract	Notional Value	Appreciation
Futures Contracts Sold
32	March 2007 10-Year U.S. Treasury Note	$3,439,000	$18,902

Swap Contracts
Notional		Payment Made by	Payment Received	Unrealized
Amount	Termination Date	the Portfolio	by the Portfolio	Appreciation
$29,000,000	3/15/2009	4.80%	USD LIBOR	$170,254
$24,000,000	3/15/2009	4.92%	USD LIBOR	87,399
				$257,653

Summary of Abbreviations
FHLB	Federal Home Loan Bank
FHLMC	Freddie Mac
FNMA	Fannie Mae
FRN	Floating Rate Note
GNMA	Ginnie Mae
NM	Not material – rounds to less than 0.1%
Step	A zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
VRN	Variable Rate Note

°	See securities valuation policy in Note 2 to the Financial Statements.
‡	Interest rate shown represents yield to maturity at date of purchase.
@	Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

Asset Class Summary
(shown as a percentage of net assets)
December 31, 2006

Classification	% of Net Assets
Mortgage Pass-Through Securities	97.0%
Short-Term Securities	48.2
Mortgage Derivatives	24.5
U.S. Government Obligation	7.8
Collateralized Mortgage Obligations	3.9
Options on Futures	0.0	*
Financial Futures Contracts	0.0	*
Swap Contracts	0.5
Liabilities in Excess of Other Assets	(81.9)
	100.0%

*Rounds to less than 0.1%.

See Notes to Financial Statements

   FFTW Funds, Inc.

Worldwide Portfolio
December 31, 2006

Portfolio Review (unaudited)

The past year was filled with uncertainties regarding inflation expectations and global economic growth. Intensifying many of these concerns was the transition of the U.S. Federal Reserve chairmanship from Alan Greenspan to Ben Bernanke, as market participants speculated on the direction and magnitude of future interest rate moves under the direction of an untested Fed leader. The first quarter of 2006 was dominated by signs of continuing economic strength without significant inflationary pressures. Strong leading indicators in the United States pointed to a 5% rate of growth for the quarter and there was much more pronounced optimism about the Eurozone economy – 2% became the consensus for 2006 following 1.4% in 2005, with the Italian economy as the only weak spot. To cap this rosy picture, the Japanese authorities revised upward their estimate of the sustainable rate of growth to above 1.5%, confounding the gloomy prognoses of many economists. While commodity prices rose and there were continued political problems associated with the ambitions of Iran to become a nuclear power, central banks nevertheless had quite an easy task remaining on their path of a gradualist tightening in monetary policy, ranging from the Federal Reserve, which pushed up the Funds rate to 4.75%, to the Bank of Japan, which was able to signal a very cautious end to its policy of 0% interest rates through the medium of an eventual reduction in the concomitant policy of quantitative easing. Given this optimistic global economic view, government bond yields rose approximately 50 basis points in the U.S., Europe and Japan.

The second quarter was characterized by considerably higher volatility and the generalized underperformance of many riskier assets. The central factor was a bout of renewed concern about global inflationary tendencies arising principally from the lagged effect of higher energy and commodity prices. The dollar became something of an index of these concerns, reflecting U.S. dependence on foreign capital to finance its twin deficits, and was generally weaker. Longer-dated government bonds, as riskier assets, also underperformed in the context of rising short rates in the U.S. and the euro area. Therefore, in local currency terms, bonds experienced negative returns, ranging from marginal in the case of U.S. Treasuries, to 83 basis points in the case of euro governments. At least for the U.S.-based investor, the currency effect was beneficial and global aggregate bonds in U.S. terms returned 2.4%. In a longer context, there has now been quite a pronounced bear market in bonds, with intermediate yields increasing by nearly 1.5% in intermediate maturities over the last year.

Financial markets in the third quarter were dominated by the outlook for the U.S. economy. A rapidly falling housing market and a confirmed signal from the Federal Reserve that it had “paused” in its cycle of interest rate hikes formed the core of the concern about just how much the U.S. economy may slow. As the months progressed, economic data was generally at or below expectations, feeding a growing consensus that the economy would slow sufficiently to force (or allow) the Federal Reserve to begin cutting rates. Global bond yields rallied in sympathy with their U.S. counterparts, in part because of rational fears of a “global” slowdown led by the U.S., in part due to weaker data domestically (e.g., Japan), and in part due to irrational contagion – European bonds, for example, found it hard to weaken while the U.S. was rallying, despite generally more encouraging economic data and no indication by the European Central Bank (ECB) that it would be pausing in its rate cycle in 2006. By September, expectations for a slowing U.S. economy had reached the point where over 50 basis points of rate cuts were priced into the market for 2007, and some investment banks were calling for much more.

U.S. interest rates were largely unchanged from the beginning to the end of the fourth quarter, though benchmark 10-year bond yields traded in a wide range of about 35 basis points; the lows in the quarter were near 4.45% while the highs were near 4.80%. This volatility persisted despite disappointing economic data, which provided support to the bond market as investors were quick to price in prospects for an easing of monetary policy by the Federal Reserve in 2007. Indeed, it was a bearish sentiment, combined with persistent demand for U.S. government bonds by overseas investors, which kept downward pressure on yields throughout the year. However, "expensive" valuations kept yields from going too low: as U.S. government bonds priced in about 50 basis points of monetary easing in 2007, markets found it difficult to rally further. Furthermore, the U.S. yield curve stayed inverted through the end of 2006, effectively pricing in a "best case" scenario for bonds.

The Portfolio’s return of 5.65%, net of fees, underperformed the 6.64% return of the Lehman Brothers Global Aggregate Index in 2006.

ATTRIBUTION

Sector Allocation

The Portfolio maintained an overweight position in mortgage backed securities for most of the year, which had a slightly negative contribution to return. Although the Portfolio benefited from this position early in the year, as a combination of light

   FFTW Funds, Inc.

Worldwide Portfolio (continued)
December 31, 2006

Portfolio Review (continued)

supply and foreign demand for the asset class provided support for the sector, security selection detracted from returns. The Portfolio was slightly underweight U.S. and European corporate credits early in the year as we believed that credit risk premiums were too low. In our view numerous structured security transactions held synthetic spreads at artificial levels. We reduced the underweight position during the second half of the year as the environment became more supportive of carry trades. With the Fed on hold, encouraging corporate earnings and generally healthy balance sheets should support corporate credit in the near term. Credit allocations had a minimum impact on returns.

Duration and Yield Curve

Throughout the year we held yield curve flattening positions in all three of the G3 government bond markets, particularly in Europe and Japan, which netted to positive incremental return in the Portfolio. With relatively benign inflation data throughout 2006, a main detractor from returns was a position in long-dated U.S. inflation-linked securities, held partially in response to structural demands for long-dated assets. An additional detraction over the past 12 months came from our long positions in breakeven inflation rates in both the U.S. and Japan. A U.K. versus European bond spread trade added value in the first half of the year.

Foreign Exchange

We maintained a short U.S. dollar bias during the first half of the year mainly versus the euro and the Japanese yen, a position which added to returns. During the second quarter, the main contributor to performance was a position in the yen that we held through the G7 summit in late April. The rapid appreciation of the yen (almost 10 yen to the dollar in 3 weeks) seemed somewhat overdone and encouraged us to take profit at very good levels. We retained a core short U.S. dollar position versus the euro until a ECB press conference in June in which officials appeared more dovish on rate increases with the euro at its highs. Towards the end of the quarter our G3 positions were fairly light. We maintained a short U.S. dollar bias for most of 2006, mainly versus the euro and Japanese yen. The U.S. dollar/euro exchange rate was volatile in 2006 but largely trendless until the fourth quarter, thus resulting in volatile performance. Over the year, the U.S. dollar strengthened against the Japanese yen, as funding in the currency continued to be popular, weighing on the currency and detracting from portfolio returns.

   FFTW Funds, Inc.

Worldwide Portfolio (continued)
December 31, 2006

Performance (unaudited)

Worldwide Portfolio seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in both U.S. dollars and foreign currencies, with an average U.S. dollar-weighted duration of less than eight years.

Average Annual Total Return for the year ended December 31, 2006:
	One Year	Five Years	Ten Years
Worldwide Portfolio	5.65%	7.43%	5.37%
Lehman Brothers Global Aggregate Index (Unhedged)	6.64%	7.85%	5.52%

Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888.367.3389 or visiting www.fftw.com. The Lehman Brothers Global Aggregate Index is a broad-based measure of international investment-grade bond markets. One cannot invest directly in an index.

Mutual fund investing involves risk. Investments in foreign securities may involve greater volatility as well as political, economic and currency risks and may utilize accounting methods that differ from U.S. standards.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

   FFTW Funds, Inc.

Worldwide Portfolio (continued)
December 31, 2006

Schedule of Investments
	Coupon	Maturity
	Rate	Date	Quantity	Value°
Asset-Backed Securities (ABS) -- 4.1%
Home Equity Loans -- 1.3%
Centex Home Equity, Ser. 2005-A,
Class AV2 (FRN) (United States)	5.550%	7/25/2034	USD 389,575	$389,667
Residential Asset Mortgage Products, Inc.,
Ser. 2003-RZ5, Class AV (FRN) (United States)	5.680%	12/25/2033	USD 444,031	444,464
Residential Asset Securities Corp.,
Ser. 2003-KS7, Class AIIB (FRN) (United States)	5.670%	9/25/2033	USD 86,814	86,845
				920,976
Credit Cards -- 1.8%
Chester Asset Receivables Dealings plc, Deal 11,
Ser. A (United Kingdom)	6.125%	10/15/2010	EUR 900,000	1,262,764

Other ABS -- 1.0%
Mitchells & Butlers Finance, Ser. C1 (United Kingdom)	6.469%	9/15/2030	GBP 300,000	671,283

Total Asset Backed Securities (Cost - $2,352,309)				2,855,023

Corporate Obligations -- 12.3%
Aerospace/Defense -- 0.4%
BAE Systems Holdings Inc., 144A (United States)+	4.750%	8/15/2010	USD 60,000	58,387
EADS Finance BV (EMTN) (Netherlands)	4.625%	3/3/2010	USD 175,000	231,974
				290,361
Basic Materials -- 0.4%
Reliance Steel & Aluminum - 144A (United States)+	6.850%	11/15/2036	USD 140,000	137,029
Reliance Steel & Aluminum - 144A (United States)+	6.200%	11/15/2016	USD 110,000	109,193
				246,222
Building Materials -- 0.2%
CRH America Inc. (United States)	6.000%	9/30/2016	USD 90,000	90,846
LaFarge SA (France)	7.125%	7/15/2036	USD 70,000	76,052
				166,898
Consumer, Cyclical -- 0.3%
CVS Lease Pass Through - 144A (United States)+	6.036%	12/10/2028	USD 210,000	209,131

Consumer, Non-Cyclical -- 0.2%
Conagra Foods Inc. (United States)	7.125%	10/1/2026	USD 100,000	109,712

Communications -- 0.3%
SBC Communications (United States)	4.125%	9/15/2009	USD 100,000	97,125
Telecom Italia Capital (EMTN) (Italy)	7.750%	1/24/2033	EUR 20,000	31,347
Telecom Italia Capital (Italy)	4.875%	10/1/2010	USD 110,000	107,139
				235,611
Diversified Holding Company -- 0.5%
Hutchison Whampoa International Ltd.,
144A (Cayman Islands)+	5.450%	11/24/2010	USD 350,000	351,021

Energy -- 0.9%
Oil & Gas -- 0.4%
Petronas Capital Ltd., Reg. S (Malaysia)	6.375%	5/22/2009	EUR 100,000	138,243
Gaz Capital (Gazprom), Reg. S (Luxembourg)	5.030%	2/25/2014	EUR 120,000	158,615
				296,858

See Notes to Financial Statements

   FFTW Funds, Inc.

Worldwide Portfolio (continued)
December 31, 2006

Schedule of Investments (continued)
	Coupon	Maturity
	Rate	Date	Quantity	Value°
Pipelines -- 0.5%
Oneok Partners (United States)	6.150%	10/1/2016	USD 10,000	$10,147
Plains All American Pipeline - 144A (United States)+	6.125%	1/15/2017	USD 10,000	10,052
Plains All American Pipeline - 144A (United States)+	6.650%	1/15/2037	USD 320,000	324,889
				345,088
				641,946
Financial -- 8.0%
Banking -- 4.2%
BES Finance Ltd. (EMTN) (Cayman Islands)	6.250%	5/17/2011	EUR 290,000	409,866
Danske Bank A/S (EMTN) (VRN) (Denmark)	5.125%	11/12/2012	EUR 170,000	229,357
HBOS plc (EMTN) (United Kingdom)	5.500%	7/27/2009	EUR 110,000	149,557
Mizuho Finance, Reg. S (VRN) (Cayman Islands)	4.750%	4/15/2014	EUR 330,000	438,876
Rabobank Capital Funding Trust III,
144A (VRN) (United States)*+	5.254%	10/21/2016	USD 430,000	414,587
RBS Capital Trust I (VRN) (United States)*	4.709%	7/1/2013	USD 330,000	313,701
San Paolo IMI (EMTN) (Italy)	6.375%	4/6/2010	EUR 260,000	363,485
Sumitomo Mitsui Banking (VRN) (Japan)	4.375%	10/27/2014	EUR 180,000	237,135
UBS Preferred Funding Trust I (VRN) (United States)*	8.622%	10/1/2010	USD 330,000	364,533
				2,921,097
Diversified Financial Services -- 3.7%
General Electric Cap. Corp., 144A (VRN) (United States)+	4.625%	9/15/2066	EUR 140,000	185,460
Glencore Finance Europe (Luxembourg)	5.375%	9/30/2011	EUR 150,000	200,329
HSBC Finance Corp. (United States)	5.875%	3/31/2008	EUR 200,000	269,348
HSBC Finance Corp. (United States)	4.625%	9/15/2010	USD 980,000	958,711
MBNA Europe Funding plc (EMTN) (United Kingdom)	4.500%	1/23/2009	EUR 190,000	252,505
Morgan Stanley (United States)	4.000%	1/15/2010	USD 740,000	716,029
				2,582,382
Insurance -- 0.1%
ING Cap Funding Trust III (VRN) (United States) *	8.439%	12/31/2010	USD 40,000	44,150
MetLife Inc. (VRN) (United States)	6.400%	12/15/2036	USD 40,000	40,184
				84,334
Real Estate – NM
Westfield Group (Australia)	5.400%	10/1/2012	USD 10,000	9,961
				5,597,774

Utilities -- 1.1%
Appalachian Power Co. (United States)	6.375%	4/1/2036	USD 160,000	164,287
CEZ AS (Czech Republic)	4.125%	10/17/2013	EUR 100,000	129,597
Dominion Resources Inc. (United States)	4.750%	12/15/2010	USD 230,000	224,713
Indiana Michigan Power (United States)	6.050%	3/15/2037	USD 230,000	225,753
				744,350

Total Corporate Obligations (Cost - $8,507,924)				8,593,026

Mortgage-Backed Securities -- 16.5%
Collateralized Mortgage Obligations – 2.1%
Dutch Mortgage Backed Securities BV,
Ser. 2000-1, Class A2 (FRN) (Netherlands)	5.875%	12/2/2076	EUR 500,000	663,083
Interstar Millennium Trust,
Ser. 2005-1G, Class A (FRN) (Australia)	5.470%	2/8/2036	USD 804,185	807,963
				1,471,046

See Notes to Financial Statements

   FFTW Funds, Inc.

Worldwide Portfolio (continued)
December 31, 2006

Schedule of Investments (continued)
	Coupon	Maturity
	Rate	Date	Quantity	Value°
Commercial Mortgage-Backed Securities -- 1.6%
Banc of America Commercial Mortgage, Inc.,
Ser. 2006-2, Class A4 (VRN) (United States)	5.741%	5/10/2045	USD 130,000	$134,426
Bear Stearns Commercial Mortgage Securities Inc.,
Ser. 2006-PW11, Class A4 (VRN) (United States)	5.458%	3/11/2039	USD 110,000	111,705
Ser. 2006-PW12, Class A4 (VRN) (United States)	5.711%	9/11/2038	USD 180,000	185,822
Ser. 2006-PW13, Class A4 (United States)	5.540%	9/11/2041	USD 120,000	121,734
Ser. 2006-T22, Class A4 (VRN) (United States)	5.467%	4/12/2038	USD 100,000	101,821
Ser. 2006-T24, Class A4 (United States)	5.537%	10/12/2041	USD 60,000	60,841
Greenwich Capital Mortgage Funding Corp.,
Ser. 2006-GG7, Class A4 (VRN) (United States)	5.912%	7/10/2038	USD 100,000	104,671
GS Mortgage Securities Corporation II,
Ser. 2006-GG6, Class A4 (VRN) (United States)	5.553%	4/10/2038	USD 80,000	81,231
LB-UBS Commercial Mortgage Trust,
Ser. 2006-C3, Class A4 (VRN) (United States)	5.661%	3/15/2039	USD 90,000	92,164
Ser. 2006-C6, Class A4 (United States)	5.372%	9/15/2039	USD 140,000	140,235
				1,134,650
Mutual Fund -- 12.8%
FFTW Mortgage-Backed Portfolio (United States)			USD 899,388	8,930,926

Total Mortgage-Backed Securities (Cost - $11,390,632)				11,536,622

Sovereign Obligations -- 45.8%
Canada -- 1.5%
Canadian Government Bond	4.500%	6/1/2015	CAD 610,000	539,612
Canadian Government Bond	4.000%	6/1/2016	CAD 620,000	529,320
				1,068,932
Denmark -- 1.5%
Kingdom of Denmark	7.000%	11/10/2024	DKK 4,400,000	1,066,215

France -- 13.8%
France O.A.T.	5.500%	4/25/2010	EUR 740,000	1,022,542
France O.A.T.	5.000%	10/25/2011	EUR 40,000	55,162
France O.A.T.	4.000%	4/25/2014	EUR 5,410,000	7,147,451
France O.A.T.	4.000%	10/25/2014	EUR 90,000	118,856
France O.A.T.	5.750%	10/25/2032	EUR 370,000	611,573
France O.A.T.	4.000%	4/25/2055	EUR 540,000	702,031
				9,657,615
Germany -- 9.6%
Bundesrepublik Deutschland, Ser. 99	3.750%	1/4/2009	EUR 5,110,000	6,721,456

Japan -- 9.0%
Japanese Government Bond, Ser. 22	2.500%	3/20/2036	JPY 65,000,000	569,519
Japanese Government Bond, Ser. 246	0.800%	12/20/2012	JPY 1,000,000	8,124
Japanese Government Bond, Ser. 279	2.000%	3/20/2016	JPY 452,000,000	3,910,643
Japanese Government Bond, Ser. 90	2.200%	9/20/2026	JPY 90,000,000	770,547
Japanese Government CPI Linked Bond, Ser. 5	0.800%	9/10/2015	JPY 127,008,000	1,035,112
				6,293,945

See Notes to Financial Statements

   FFTW Funds, Inc.

Worldwide Portfolio (continued)
December 31, 2006

Schedule of Investments (continued)
	Coupon	Maturity
	Rate	Date	Quantity	Value°
Mexico -- 0.3%
Mexican Fixed Rate Bonds, Ser. MI10	8.000%	12/19/2013	MXN 14,500	$138,318
Mexican Fixed Rate Bonds, Ser. MI10	9.500%	12/18/2014	MXN 8,000	83,001
				221,319
Netherlands -- 3.5%
Netherlands Government	7.500%	1/15/2023	EUR 1,320,000	2,435,125

New Zealand -- 0.1%
New Zealand Government, Ser. 1111	6.000%	11/15/2011	NZD 60,000	41,663

Poland -- 0.4%
Poland Government Bond, Ser. 1015	6.250%	10/24/2015	PLN 680,000	251,289

Sweden -- 1.3%
Swedish Government Bond, Ser. 1037	8.000%	8/15/2007	SEK 6,100,000	915,847

Supranational -- 0.3%
European Investment Bank	5.500%	12/7/2009	GBP 118,000	231,168

United Kingdom -- 1.2%
U.K. Treasury Bond	4.250%	12/7/2055	GBP 400,000	831,554

United States -- 3.3%
U.S. Treasury Inflation-Indexed Note	1.875%	7/15/2013	USD 1,176,272	1,136,390
U.S. Treasury Inflation-Indexed Bond	2.375%	1/15/2025	USD 1,029,366	1,024,822
U.S. Treasury Inflation-Indexed Bond	2.000%	1/15/2026	USD 162,765	153,075
				2,314,287

Total Sovereign Obligations (Cost - $31,410,221)				32,050,415

Short-Term Securities -- 15.7%
Time Deposits -- 13.8%
Bank of Montreal	5.190%	1/2/2007	USD 3,000,000	3,000,000
Dresdner Bank	5.250%	1/2/2007	USD 3,000,000	3,000,000
Investors Bank & Trust Co.	4.750%	1/2/2007	USD 257,000	257,000
Societe Generale	5.250%	1/2/2007	USD 3,400,000	3,400,000
				9,657,000
U.S. Treasury Obligation -- 1.9%
U.S. Treasury Bill‡@	5.115%	5/3/2007	USD 1,400,000	1,377,194

Total Short-Term Securities (Cost - $11,033,274)				11,034,194

Total Investments (Cost - $64,694,360) -- 94.4%				66,069,280
Other Assets, Net of Liabilities -- 5.6%				3,931,834
Net Assets -- 100.0%				$70,001,114

See Notes to Financial Statements

   FFTW Funds, Inc.

Worldwide Portfolio (continued)
December 31, 2006

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2006 were as follows:

Unrealized Appreciation	Unrealized Depreciation	Net	Tax Cost
$885,318	$(625,693)	$259,625	$65,809,655

Futures Contracts
			Unrealized
			Appreciation
Number of Contracts	Futures Contract	Notional Value	(Depreciation)
Futures Contracts Purchased
1	March 2007 10-Year Japanese Government Bond	$1,125,160	$(6,395)
9	March 2007 2-Year U.S. Treasury Note	1,836,281	(7,485)
34	March 2007 5-Year U.S. Treasury Note	3,572,125	(34,615)
4	March 2007 Long Gilts	846,507	(11,065)
8	March 2007 U.S. Long Bond	891,500	(19,338)
Futures Contracts Sold
2	March 2007 10-Year U.S. Treasury Note	214,938	1,839
22	March 2007 Euro BOBL	3,156,860	13,890
10	March 2007 Euro Bund	1,530,009	37,143
			$(26,026)

Forward Foreign Exchange Contracts
					Unrealized
	Contract to				Appreciation
Value Date	Receive		Deliver		(Depreciation)
2/28/2007	AUD	1,680,615	USD	1,287,351	$35,322
2/28/2007	CAD	2,287,999	USD	2,038,754	(69,309)
2/28/2007	CHF	3,467,284	USD	2,872,152	(17,675)
2/28/2007	EUR	41,173,031	USD	54,003,822	428,311
2/28/2007	GBP	4,492,613	USD	8,668,803	126,199
2/28/2007	HUF	715,085,350	USD	3,435,268	300,363
2/28/2007	JPY	2,430,118,870	USD	21,111,325	(569,653)
2/28/2007	KRW	1,805,835,331	USD	1,916,412	27,545
2/28/2007	MXN	1,066,734	USD	98,447	(153)
2/28/2007	NOK	6,410,529	USD	986,296	45,797
2/28/2007	NZD	1,760,267	USD	1,165,644	71,322
2/28/2007	PLN	3,022,849	USD	991,781	51,217
2/28/2007	SEK	3,350,497	USD	475,001	16,314
2/28/2007	SGD	560,156	USD	363,006	3,102
2/28/2007	ZAR	3,910,075	USD	517,404	33,888
2/28/2007	USD	757,878	AUD	970,000	(5,528)
2/28/2007	USD	2,134,613	CAD	2,417,456	53,734
2/28/2007	USD	4,566,805	CHF	5,602,023	(45,117)
2/28/2007	USD	56,771,274	EUR	43,212,346	(356,903)
2/28/2007	USD	4,906,085	GBP	2,516,903	(21,151)
2/28/2007	USD	3,235,831	HUF	673,570,500	(282,926)
2/28/2007	USD	16,738,990	JPY	1,916,276,414	540,802
2/28/2007	USD	1,150,000	KRW	1,061,072,000	7,771
2/28/2007	USD	28,486	MXN	308,663	44
2/28/2007	USD	620,000	NOK	3,789,110	9,955
2/28/2007	USD	1,954,865	NZD	2,941,702	(112,314)

See Notes to Financial Statements

   FFTW Funds, Inc.

Worldwide Portfolio (continued)
December 31, 2006

Forward Foreign Exchange Contracts (continued)
					Unrealized
	Contract to				Appreciation
Value Date	Receive		Deliver		(Depreciation)
2/28/2007	USD	801,764	PLN	2,443,698	$(41,404)
2/28/2007	USD	2,257,941	SEK	15,786,365	(56,964)
2/28/2007	USD	90,000	SGD	138,309	(397)
2/28/2007	USD	187,205	ZAR	1,414,730	(12,261)
2/28/2007	USD	773,517	DKK	4,411,499	(8,721)
2/28/2007	CAD	1,033,701	AUD	1,180,000	38,900
2/28/2007	EUR	190,000	AUD	319,564	316
2/28/2007	NZD	272,786	AUD	240,000	(2,807)
2/28/2007	AUD	810,000	CAD	700,616	(34,413)
2/28/2007	NZD	240,000	CAD	186,504	(8,114)
2/28/2007	EUR	1,960,000	CHF	3,114,356	(27,261)
2/28/2007	GBP	330,000	CHF	771,586	(10,812)
2/28/2007	AUD	183,269	EUR	110,000	1,188
2/28/2007	CAD	615,503	EUR	420,000	25,447
2/28/2007	CHF	1,872,224	EUR	1,180,000	18,673
2/28/2007	GBP	2,538,302	EUR	3,750,000	(11,502)
2/28/2007	NOK	3,870,132	EUR	470,000	(1,734)
2/28/2007	SEK	8,419,799	EUR	930,000	(5,184)
2/28/2007	CHF	403,110	GBP	170,000	937
2/28/2007	EUR	2,784,500	GBP	1,882,024	3,158
2/28/2007	EUR	770,000	NOK	6,327,563	769
2/28/2007	SEK	200,082	NOK	180,000	(360)
2/28/2007	AUD	790,000	NZD	916,264	22,129
2/28/2007	CAD	173,049	NZD	230,000	12,669
2/28/2007	EUR	310,000	NZD	599,605	11,521
2/28/2007	EUR	2,010,000	SEK	18,165,146	6,440
					$191,170

Summary of Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CPI	Consumer Price Index
DKK	Danish Krone
EMTN	Euro Medium-Term Note
EUR	European Monetary Unit (Euro)
FRN	Floating Rate Note
GBP	Great British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	Republic of Korea (South Korea) Won
MXN	Mexican (New) Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
O.A.T.	Obligation Assimilable du Tresor (French government long-term debt instrument)
PLN	Polish (New) Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
VRN	Variable Rate Note
ZAR	South African Rand

See Notes to Financial Statements

   FFTW Funds, Inc.

Worldwide Portfolio (continued)
December 31, 2006

Summary of Abbreviations (continued)
°	See securities valuation policy in Note 2 to the Financial Statements.
*	Perpetual bond. Maturity date shown is next call date.
r	Affiliated issuer.
+	Securities exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities were valued at $1,799,749 or 2.6% of net assets. Of these securities, the Board of Directors has deemed securities valued at $594,868 or 0.9% of net assets, to be liquid.
Reg. S	In the U.S., this is an SEC rule allowing for the resale of unregistered securities outside the United States, including securities issued under Rule 144a. These securities are valued at $735,734, or 1.1% of net assets.
‡	Interest rate shown represents yield to maturity at date of purchase.
@	Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

Asset Class Summary
(shown as a percentage of net assets)
December 31, 2006

Classification	% of Net Assets
Sovereign Obligations	45.8%
Mortgage-Backed Securities	16.5
Short-Term Securities	15.7
Corporate Obligations	12.3
Asset-Backed Securities	4.1
Financial Futures Contracts	(0.0	)*
Forward Foreign Exchange Contracts	0.3
Other Assets in Excess of Other Liabilities	5.3
	100.0%

*Rounds to less than (0.1)%.

See Notes to Financial Statements

   FFTW Funds, Inc.

International Portfolio
December 31, 2006

Portfolio Review (unaudited)

Government bond yields backed up dramatically across the globe towards the end of the first quarter. Economic data was essentially mixed and inflation data was generally positive. The U.K. was seen as a relatively attractive market due to its sluggish economy. Of the major central banks, we viewed the Bank of England as the most likely to ease policy rates near term, and saw value in being long U.K. versus Europe and Japan, where central banks were considering or removing policy accommodation. In March, Mexican bonds sold off in reaction to political risk ahead of the presidential election campaigns and the diminishing easing momentum from the central bank, in an environment where risk was being reduced globally.

During the second quarter, world economic growth was strong. However, a degree of risk aversion crept into global markets, with certain commodity and equity markets suffering significant corrections largely on concerns over higher inflation and the prospect of further Fed tightening. We believed that an uptick in inflation would be capped by a gradual slowing in global growth, assisted by the decline in domestic demand in the U.S., and a peaking in the Chinese economy as their central bank targets excess credit in order to protect the banking system. In G3, longer-dated bonds rallied towards the end of the quarter and yield curves flattened as yields in the front-end were held up by inflation fears, the result of the lagged effect of energy prices and the prospect of further central bank tightening. Hawkish market sentiments shifted based on a perceived slowing in economic growth, notably housing and payrolls. European Central Bank (ECB) Governor Trichet continued to signal a gradual pace of tightening in his testimony to the European Parliament early in the year. The U.S. Federal Reserve pushed ahead with its 17th consecutive rate increase, taking the Fed Funds rate to 5.25%. In Mexico, inflation remained at target and short-term rates were near neutral. Growth looked to be strong though much depended on moderating U.S. growth (which usually does not bode well for Mexico and particularly its currency), potentially keeping the Banco de Mexico on hold for longer than expected.

Financial markets in the third quarter were dominated by the outlook for the U.S. economy. A rapidly falling housing market and a confirmed signal from the Federal Reserve that it had "paused" in its cycle of interest rate hikes formed the core of the concern about just how much the U.S. economy might slow. As the months progressed, economic data was generally at or below expectations, feeding a growing consensus that the economy would slow sufficiently to force (or allow) the Federal Reserve to begin cutting rates. Global bond yields rallied in sympathy with the U.S., in part because of rational fears of a global slowdown led by the U.S., in part due to weaker data domestically (e.g. Japan) and in part due to irrational contagion - European bond markets, for example, found it hard to weaken while the U.S. was rallying. By September, expectations for a slowing U.S. economy had reached a point where over 50 basis points of rate cuts were priced into the market for 2007, and some investment banks were calling for much more.

U.S. interest rates were largely unchanged from the beginning to the end of the fourth quarter, though benchmark 10-year bond yields traded in a wide range of about 35 basis points; the lows in the quarter were near 4.45% while the highs were near 4.80%. This volatility was despite consistently disappointing economic data, which provided support to the bond market as investors were quick to price in prospects for an easing of monetary policy by the Federal Reserve in 2007. Indeed, it was a bearish sentiment, combined with persistent demand for U.S. government bonds by overseas investors, which kept downward pressure on yields throughout the year. However, "expensive" valuations kept yields from going too low: as the U.S. government priced in about 50 basis points of monetary easing in 2007, markets found it difficult to rally further. Furthermore the U.S. yield curve stayed inverted through the end of 2006, effectively pricing in a "best case" scenario for bonds.

The Portfolio’s return of 6.93%, net of fees, underperformed the 8.16% return of the Lehman Brothers Global Aggregate Index (ex USD) in 2006.

ATTRIBUTION

Sector Allocation

The Portfolio was slightly underweight U.S. and European corporate credits early in the year as we believed that credit risk premiums were too low. In our view numerous structured security transactions held synthetic spreads at artificial levels. We reduced the underweight position during the second half of the year as the environment became more supportive of carry trades. With the Fed on hold, encouraging corporate earnings and generally healthy balance sheets should support corporate credit in the near-term. Credit allocations had a minimum impact on returns.

   FFTW Funds, Inc.

International Portfolio (continued)
December 31, 2006

Portfolio Review (continued)

Duration and Yield Curve

Throughout the year we held yield curve flattening positions in Europe, U.K. and Japan, which netted to positive incremental return in the Portfolio. With relatively benign inflation data throughout 2006, a position in long-dated U.S. inflation-linked securities, held partially in response to structural demands for long-dated assets, detracted from returns. An additional detraction over the past 12 months came from a long position in breakeven inflation rates in Japan. A U.K. versus European bond spread trade added value in the first half of the year.

Foreign Exchange

We maintained a short U.S. dollar bias during the first half of the year, mainly versus the euro and the Japanese yen, a position which added to returns. During the second quarter, the main contributor to performance was a position in the yen that we held through the G7 summit in late April. The rapid appreciation of the yen (almost 10 yen to the dollar in 3 weeks) seemed somewhat overdone and encouraged us to take profit at very good levels. We retained a core short U.S. dollar position versus the euro until a ECB press conference in June at which officials appeared more dovish on rate increases with the euro at its highs. Towards the end of the quarter our G3 positions were fairly light. We maintained a short U.S. dollar bias for most of 2006, mainly versus the euro and Japanese yen. The U.S. dollar/euro exchange rate was volatile in 2006 but largely trendless until the fourth quarter, thus resulting in volatile performance. Over the year, the U.S. dollar strengthened against the Japanese yen, as funding in the currency continued to be popular, weighing on the currency and detracting from portfolio returns.

   FFTW Funds, Inc.

International Portfolio (continued)
December 31, 2006

Performance (unaudited)

International Portfolio seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in foreign currencies, with an average U.S. dollar-weighted duration of less than eight years.

Average Annual Total Return for the year ended December 31, 2006:
	One Year	Five Years	Ten Years
International Portfolio	6.93%	9.65%	5.19%
Lehman Brothers Global Aggregate Index (ex USD)	8.16%	10.19%	4.53%

Performance data reflects an expense limitation in effect in prior periods. Without the expense limitation total returns would have been lower.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888.367.3389 or visiting www.fftw.com. The Lehman Brothers Global Aggregate Index is a broad-based measure of international investment-grade bond markets. One cannot invest directly in an index.

Mutual fund investing involves risk. Investments in foreign securities may involve greater volatility as well as political, economic and currency risks and may utilize accounting methods that differ from U.S. standards.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

   FFTW Funds, Inc.

International Portfolio (continued) December 31, 2006

Schedule of Investments
	Coupon	Maturity
	Rate	Date	Quantity	Value°
Asset Backed Securities -- 7.4%
Credit Cards -- 5.7%
Citibank Credit Card Issuance Trust, Ser. 2004-A2,	3.708%	5/24/2013	EUR 700,000	$921,964
Class A (FRN) (United States)
Karta plc, Ser. 2005-1, Class A (FRN) (United Kingdom)	3.240%	7/15/2012	EUR 600,000	791,791
MBNA Credit Card Master Note Trust,
Ser. 2002-A11, Class A11 (FRN) (Luxembourg)	3.350%	3/19/2012	EUR 600,000	794,460
Ser. 2002-A2, Class A (United States)	5.600%	7/17/2014	EUR 1,100,000	1,539,564
Sherwood Castle Funding plc, Ser. 2003-1,
Class A (FRN) (United Kingdom)	3.497%	8/15/2010	EUR 750,000	991,590
				5,039,369
Home Equity Loans -- 0.1%
Option One Mortgage Loan Trust, Ser. 2003-2,
Class A2 (FRN) (United States)	5.630%	4/25/2033	USD 96,757	96,843

Other ABS -- 1.6%
ABF Finance SRL, Ser. 2004, Class A, Reg. S (FRN) (Italy)	3.394%	11/21/2019	EUR 404,530	534,042
Chase Funding Mortgage Loan Asset-Backed Certificates,
Ser. 2002-2, Class 2A1 (FRN) (United States)	5.600%	5/25/2032	USD 92,420	92,438
Lombarda Lease Finance SRL, Ser. 2, Class A (FRN) (Italy)	3.506%	10/30/2015	EUR 224,363	296,671
Snowdonia Securities plc, Ser. 2006-1,
Class A (FRN) (United Kingdom)	5.031%	12/21/2016	GBP 236,285	462,410
				1,385,561

Total Asset Backed Securities (Cost - $6,116,957)				6,521,773

Corporate Obligations -- 8.7%
Consumer Non-cyclical - 0.2%
Imperial Tobacco Finance (EMTN) (United Kingdom)	6.250%	6/6/2007	EUR 140,000	186,188

Diversified Holdings Company -- 0.2%
EADS Finance BV (EMTN) (Netherlands)	4.625%	3/3/2010	EUR 170,000	225,346

Energy -- 0.2%
Petronas Capital Ltd., Reg. S (Malaysia)	6.375%	5/22/2009	EUR 100,000	138,243

Financial -- 6.1%
Banking -- 1.7%
HBOS plc (EMTN) (United Kingdom)	5.500%	10/29/2012	EUR 350,000	488,790
HBOS plc (EMTN) (United Kingdom)	5.500%	7/27/2009	EUR 360,000	489,458
RBS Capital Trust A (VRN) (United Kingdom)*	6.467%	6/30/2012	EUR 180,000	258,980
Skandinaviska Enskilda (VRN) (Sweden)	4.125%	5/28/2015	EUR 170,000	222,839
				1,460,067
Diversified Financial Services -- 4.4%
Chase Credit Card Master Trust, Ser. 1998-4,
Class A (United States)	5.000%	8/15/2008	EUR 656,775	876,940
Citibank Credit Card Issuance Trust (United States)	5.375%	4/11/2011	EUR 650,000	894,206
Glencore Finance Europe (Luxembourg)	5.375%	9/30/2011	EUR 90,000	120,198
MBNA Credit Card Master Note Trust,
Ser. 2004-A1 (United States)	4.500%	1/17/2014	EUR 1,000,000	1,337,848

See Notes to Financial Statements

   FFTW Funds, Inc.

International Portfolio (continued)
December 31, 2006

   Schedule of Investments (continued)

	Coupon	Maturity
	Rate	Date	Quantity	Value°
Diversified Financial Services (continued)
Saecure BV, Ser. A2 (VRN) (Netherlands)	5.710%	11/25/2007	EUR 500,000	$668,292
				3,897,484
Utilities -- 2.0%
Electric -- 1.0%
E.ON International Finance BV (MTN) (Netherlands)	5.750%	5/29/2009	EUR 650,000	886,721

Water -- 1.0%
United Utility Water plc (United Kingdom)	4.875%	3/18/2009	EUR 340,000	454,071
Veolia Environnement (EMTN) (France)	5.875%	6/27/2008	EUR 340,000	459,584
				913,655

Total Corporate Obligations (Cost - $6,492,059)				7,707,704

Mortgage-Backed Securities -- 14.6%
Collateralized Mortgage Obligations -- 7.2%
Arena BV, Ser. 2003-I, Class A2 (FRN) (Netherlands)	4.300%	5/19/2055	EUR 1,000,000	1,321,473
Delphinus BV, Ser. 2003-1, Class A2,
Reg. S (FRN) (Netherlands)	4.122%	4/25/2093	EUR 1,000,000	1,313,597
Dutch Mortgage Backed Securities BV, Ser. 2000-1,
Class A2 (FRN) (Netherlands)	5.875%	12/2/2076	EUR 500,000	663,083
Granite Master Issuer plc, Ser. 2005-1,
Class A5, Reg. S (FRN) (United Kingdom)	3.430%	12/20/2054	EUR 500,000	659,351
Residential Accreditation Loans, Inc., Ser. 2004-QS10,
Class A3 (FRN) (United States)	5.830%	7/25/2034	USD 607,745	610,433
RMAC plc.,
Series 2004-NS3X, Class A2C (FRB) (United Kingdom)	5.201%	12/12/2036	GBP 252,000	493,505
Series 2004-NSP4,Class A2 (FRB) (United Kingdom)	5.181%	12/12/2036	GBP 316,476	619,556
Southern Pacific Securities, Ser. 2005-1X,
Class A2A (FRN) (United Kingdom)	3.444%	6/10/2043	EUR 481,755	634,499
				6,315,497
Commercial Mortgage-Backed Securities -- 7.4%
Banc of America Commercial Mortgage, Inc.,
Ser. 2006-2, Class A4 (VRN) (United States)	5.740%	5/10/2045	USD 480,000	496,344
Bear Stearns Commercial Mortgage Securities Inc.,
Ser. 2006-PW11, Class A4 (VRN) (United States)	5.458%	3/11/2039	USD 490,000	497,595
Ser. 2006-PW12, Class A4 (VRN) (United States)	5.711%	9/11/2038	USD 680,000	701,994
Ser. 2006-PW13, Class A4 (United States)	5.540%	9/11/2041	USD 930,000	943,440
Ser. 2006-T22, Class A4 (VRN) (United States)	5.466%	4/12/2038	USD 300,000	305,462
Ser. 2006-T24, Class A4 (United States)	5.537%	10/12/2041	USD 230,000	233,223
Dolerite Funding plc, Series 2,
Class A (FRN) (United Kingdom)	5.147%	5/20/2037	GBP 308,236	603,349
Greenwich Capital Mortgage Funding Corp., Ser. 2006-GG7,
Class A4 (VRN) (United States)	5.912%	7/10/2038	USD 600,000	628,026
GS Mortgage Securities Corporation II,
Ser. 2006-GG6, Class A4 (VRN) (United States)	5.553%	4/10/2038	USD 380,000	385,846
Ser. 2006-GG8, Class A4 (United States)	5.560%	11/10/2039	USD 180,000	182,824
LB-UBS Commercial Mortgage Trust,
Ser. 2006-C6, Class A4 (United States)	5.372%	9/15/2039	USD 560,000	560,940
The Mall Funding plc, Ser. 1, Class A (FRN) (Ireland)	4.920%	4/22/2014	GBP 500,000	978,032
				6,517,075

Total Mortgage-Backed Securities (Cost - $12,115,539)				$12,832,572
See Notes to Financial Statements

   FFTW Funds, Inc.

International Portfolio (continued)
December 31, 2006

   Schedule of Investments (continued)

	Coupon	Maturity
	Rate	Date	Quantity	Value°
Sovereign Obligations -- 49.3%
Austria -- 2.8%
Republic of Austria	4.000%	7/15/2009	EUR 1,860,000	2,458,085

Canada -- 3.0%
Canadian Government Bond	4.500%	6/1/2015	CAD 1,530,000	1,353,452
Canadian Government Bond	4.000%	6/1/2016	CAD 1,520,000	1,297,688
				2,651,140
France -- 6.0%
France O.A.T.	4.000%	10/25/2014	EUR 3,350,000	4,424,104
France O.A.T.	4.000%	4/25/2055	EUR 630,000	819,036
				5,243,140
Italy -- 0.8%
Buoni Poliennali del Tesoro (Italy)	5.750%	2/1/2033	EUR 470,000	747,685

Japan -- 17.9%
Japan Finance Corp. for Municipal Enterprises	1.550%	2/21/2012	JPY 250,000,000	2,122,383
Japanese Government Bond, Ser. 22	2.500%	3/20/2036	JPY 71,000,000	622,090
Japanese Government Bond, Ser. 256	1.400%	12/20/2013	JPY 631,000,000	5,278,857
Japanese Government Bond, Ser. 279	2.000%	3/20/2016	JPY 580,000,000	5,018,082
Japanese Government Bond, Ser. 90	2.200%	9/20/2026	JPY 209,000,000	1,789,382
Japanese Government CPI Linked Bond, Ser. 5	0.800%	9/10/2015	JPY 114,912,000	936,530
				15,767,324
Mexico -- 0.3%
Mexican Fixed Rate Bonds, Ser. M	9.000%	12/22/2011	MXN 12,000	118,516
Mexican Fixed Rate Bonds, Ser. MI10	8.000%	12/19/2013	MXN 6,000	57,235
Mexican Fixed Rate Bonds, Ser. MI10	9.500%	12/18/2014	MXN 4,900	50,838
				226,589
Netherlands -- 4.2%
Netherlands Government	7.500%	1/15/2023	EUR 1,990,000	3,671,135

New Zealand -- 2.3%
New Zealand Government, Ser. 709	7.000%	7/15/2009	NZD 2,850,000	2,026,600

Poland -- 0.3%
Poland Government Bond, Ser. 1015	6.250%	10/24/2015	PLN 640,000	236,508

Sweden -- 5.0%
Swedish Government Bond, Ser. 1043	5.000%	1/28/2009	SEK 29,650,000	4,440,351

United Kingdom -- 4.3%
U.K. Treasury Bond	6.250%	11/25/2010	GBP 600,000	1,222,818
U.K. Treasury Bond	4.750%	12/7/2038	GBP 840,000	1,808,571
U.K. Treasury Bond	4.250%	12/7/2055	GBP 350,000	727,610
				3,758,999
United States -- 2.4%
U.S. Treasury Bond	7.625%	2/15/2025	USD 260,000	344,114
U.S. Treasury Inflation-Indexed Note	1.875%	7/15/2013	USD 406,748	392,957
See Notes to Financial Statements

   FFTW Funds, Inc.

International Portfolio (continued)
December 31, 2006

   Schedule of Investments (continued)

	Coupon	Maturity
	Rate	Date	Quantity	Value°
United States (continued)
U.S. Treasury Inflation-Indexed Bond	2.375%	1/15/2025	USD 515,218	$512,944
U.S. Treasury Inflation-Indexed Bond	2.000%	1/15/2026	USD 925,725	870,615
U.S. Treasury Note	4.250%	11/15/2014	USD 10,000	9,701
				2,130,331

Total Sovereign Obligations (Cost - $43,246,157)				43,357,887

Short Term Securities -- 16.9%
Time Deposits -- 16.0%
Bank of Montreal	5.190%	1/2/2007	USD 4,000,000	4,000,000
Dresdner Bank	5.250%	1/2/2007	USD 4,000,000	4,000,000
Investors Bank & Trust Co.	4.750%	1/2/2007	USD 2,107,000	2,107,000
Societe Generale	5.250%	1/2/2007	USD 4,000,000	4,000,000
				14,107,000
U.S. Treasury Obligation -- 0.9%
U.S. Treasury Bill‡@	5.115%	5/3/2007	USD 770,000	757,457

Total Short-Term Securities (Cost - $14,863,951)				14,864,457

Total Investments (Cost - $82,834,663) -- 96.9%				85,284,393
Other Assets, Net of Liabilities -- 3.1%				2,714,680
Net Assets -- 100.0%				$87,999,073

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2006 were as follows:

Unrealized Appreciation	Unrealized Depreciation	Net	Tax Cost
$2,950,752	$(745,758)	$2,204,994	$83,079,399

Futures Contracts
			Unrealized
			Appreciation
Number of Contracts	Futures Contract	Notional Value	(Depreciation)
Futures Contracts Purchased
	March 2007 10-Year Japanese
1	Government Bond	$1,125,160	$(6,395)
3	March 2007 5-Year U.S. Treasury Note	315,188	(2,229)
39	March 2007 Euro BOBL	5,596,365	(76,794)
26	March 2007 Euro Bund	3,978,002	(52,416)
17	March 2007 Euro BUXL	2,205,648	(91,983)
9	March 2007 Long Gilts	1,904,642	(24,896)
5	March 2007 U.S. Long Bond	557,188	(12,087)
Futures Contracts Sold
2	March 2007 2-Year U.S. Treasury Note	408,063	1,618
107	March 2007 10-Year U.S. Treasury Note	11,499,156	99,936
			$(165,246)

See Notes to Financial Statements

   FFTW Funds, Inc.

International Portfolio (continued) December 31, 2006

Forward Foreign Exchange Contracts
					Unrealized
	Contract to				Appreciation
Value Date	Receive		Deliver		(Depreciation)
2/28/2007	AUD	1,341,289	USD	1,027,428	$28,190
2/28/2007	CAD	876,588	USD	780,935	(26,393)
2/28/2007	CHF	1,048,676	USD	880,000	(16,667)
2/28/2007	DKK	5,241,828	USD	899,773	29,697
2/28/2007	EUR	15,501,799	USD	20,030,573	463,328
2/28/2007	GBP	1,451,532	USD	2,784,357	58,355
2/28/2007	JPY	1,450,030,932	USD	12,533,055	(276,017)
2/28/2007	KRW	1,750,898,942	USD	1,858,112	26,707
2/28/2007	NZD	460,000	USD	307,687	15,562
2/28/2007	PLN	1,632,180	USD	535,510	27,654
2/28/2007	SEK	913,456	USD	130,000	3,949
2/28/2007	SGD	574,919	USD	372,795	2,962
2/28/2007	MXN	554,425	USD	51,167	(79)
2/28/2007	ZAR	2,947,595	USD	390,043	25,547
2/28/2007	NOK	4,273,606	USD	657,518	30,531
2/28/2007	USD	256,715	AUD	330,000	(3,001)
2/28/2007	USD	1,386,400	CAD	1,560,610	43,071
2/28/2007	USD	2,135,692	CHF	2,615,592	(17,621)
2/28/2007	USD	151,154	DKK	880,583	(4,989)
2/28/2007	USD	2,953,779	EUR	2,243,281	(13,415)
2/28/2007	USD	2,425,149	GBP	1,273,956	(68,822)
2/28/2007	USD	5,400,517	JPY	627,191,789	98,897
2/28/2007	USD	2,503,316	NZD	3,798,179	(165,721)
2/28/2007	USD	361,390	PLN	1,101,482	(18,663)
2/28/2007	USD	4,940,930	SEK	35,136,258	(206,967)
2/28/2007	CAD	657,029	AUD	750,000	24,711
2/28/2007	EUR	130,000	AUD	218,649	216
2/28/2007	NZD	227,323	AUD	200,000	(2,340)
2/28/2007	AUD	500,000	CAD	432,479	(21,243)
2/28/2007	EUR	240,000	CAD	365,268	(2,876)
2/28/2007	NZD	250,000	CAD	194,276	(8,451)
2/28/2007	EUR	1,730,000	CHF	2,755,530	(18,600)
2/28/2007	GBP	210,000	CHF	491,006	(6,883)
2/28/2007	AUD	116,625	EUR	70,000	757
2/28/2007	CAD	381,027	EUR	260,000	15,751
2/28/2007	CHF	1,842,669	EUR	1,160,000	16,563
2/28/2007	GBP	1,454,293	EUR	2,150,000	(4,636)
2/28/2007	NOK	1,568,942	EUR	190,000	(1,413)
2/28/2007	SEK	7,790,082	EUR	860,000	(5,385)
2/28/2007	CHF	497,963	GBP	210,000	1,155
2/28/2007	EUR	2,149,600	GBP	1,452,015	1,407
2/28/2007	SEK	890,058	JPY	14,875,640	(4,775)
2/28/2007	EUR	520,000	NOK	4,271,710	286
2/28/2007	SEK	477,976	NOK	430,000	(860)
2/28/2007	AUD	450,000	NZD	521,925	12,607
2/28/2007	CAD	105,334	NZD	140,000	7,712
2/28/2007	EUR	190,000	NZD	367,500	7,061
2/28/2007	EUR	1,990,000	SEK	17,965,706	3,635
					$50,495

See Notes to Financial Statements

   FFTW Funds, Inc.

International Portfolio (continued) December 31, 2006

Summary of Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EMTN	Euro Medium-Term Note
EUR	European Monetary Unit (Euro)
FRN	Floating Rate Note
GBP	Great British Pound
JPY	Japanese Yen
KRW	Republic of Korea (South Korea) Won
MXN	Mexican (New) Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
O.A.T.	Obligation Assimilable du Tresor (French government long-term debt instrument)
PLN	Polish (New) Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
VRN	Variable Rate Note
ZAR	South African Rand

°	See securities valuation policy in Note 2 to the Financial Statements.
*	Perpetual bond. Maturity date shown is next call date.
Reg. S	In the U.S., this is an SEC rule allowing for the resale of unregistered securities outside the United States, including securities issued under Rule 144a. These securities are valued at $2,645,233, or 3.0% of net assets.
‡	Interest rate shown represents yield to maturity at date of purchase.
@	Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

Asset Class Summary
(shown as a percentage of net assets)
December 31, 2006

Classification	% of Net Assets
Sovereign Obligations	49.3%
Short-Term Securities	16.9
Mortgage-Backed Securities	14.6
Corporate Obligations	8.7
Asset-Backed Securities	7.4
Financial Futures Contracts	(0.2)
Forward Foreign Exchange Contracts	0.1
Other Assets in Excess of Other Liabilities	3.2
100.0%

See Notes to Financial Statements

   FFTW Funds, Inc.

U.S. Inflation-Indexed Portfolio December 31, 2006

Portfolio Review (unaudited)

In the United States, inflation-linked securities suffered at the start of the year from an increase in the level of real yields, triggered by stronger than expect macro-economic data and higher than expected inflation on the back of elevated oil and commodity prices. However, the market found some support towards the of the second quarter as mixed economic data regarding the state of the economy in the U.S. convinced the market that the Federal Reserve would pause and contemplate rate cuts as early as 2007. As the months progressed, economic data was generally at or below expectations, feeding a growing consensus that the economy would slow sufficiently to force (or allow) the Fed to begin cutting rates. As a result, we witnessed a large rally in U.S. real yields, concentrated mainly in long maturity bonds, while the rally was less pronounced in the short end of the curve. Demand for short-term inflation-linked bonds was indeed scarce, as the fall in oil prices did not favor such securities. This trend led to a narrowing of breakeven yield spreads, in particular in bonds with less than 5 years to maturity. For example, the breakeven yield spread of 2009 maturity inflation-linked bonds narrowed by 50 basis points between the end of June and the end of September. In the latter part of the year, several downward revisions in the level of the CPI translated into larger than expected negative inflation accruals for the U.S. inflation-linked market, convincing many investors to delay their investment in this asset class. Overall, 30-year real yields rose by 40 basis points during the year.

For the 12-month period ending December, 2006, the Portfolio returned 1.00%, net of fees, versus the 0.41% return of the Lehman Brothers U.S. Treasury Inflation Note Index.

ATTRIBUTION

Duration/ Yield Curve

We held an overweight duration position at the start of the year, which was reversed during the third quarter in favor of an opportunistic underweight duration position in the short end of the market. These positions added to returns.

In addition, we implemented a bullet position in the long part of the curve, using the 2025 maturity as the main bond to replicate the allocation of the benchmark between the 2015 and 2032 maturities. This strategy added to returns.

Lastly, we implemented a yield curve flattening position during the second half of the year, shifting the allocation from inflation-linked bonds with a maturity of less than 8 years to bonds such as the 2014 and 2015 issues. This yield curve position had a positive impact on performance.

   FFTW Funds, Inc.

U.S. Inflation-Indexed Portfolio (continued) December 31, 2006

Performance (unaudited)

U.S. Inflation-Indexed Portfolio seeks to attain a high level of total return in excess of inflation as may be consistent with the preservation of capital by investing primarily in bonds that are denominated in U.S. dollars and that have a coupon rate and/or principal amount linked to the inflation rate as well as derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate.

Average Annual Total Return for the year ended December 31, 2006:
			Since
	One Year	Five Years	Inception*
U.S. Inflation-Indexed Portfolio	1.00%	7.46%	7.31%
Lehman Brothers U.S. Treasury Inflation Note Index	0.41%	7.19%	7.16%
* U.S. Inflation-Indexed Portfolio commenced operations on January 2, 2001.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888.367.3389 or visiting www.fftw.com. The Lehman Brothers U.S. Treasury Inflation Note Index is an unmanaged index that tracks the performance of U.S. Treasuries whose cash flows are linked to an inflation index. One cannot invest directly in an index.

Mutual fund investing involves risk. A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

   FFTW Funds, Inc.

U.S. Inflation-Indexed Portfolio (continued) December 31, 2006

Schedule of Investments
	Coupon	Maturity
	Rate	Date	Quantity	Value°
U.S. Treasury Inflation-Indexed Securities -- 97.5%
U.S. Treasury Inflation-Indexed Bond -- 33.7%
U.S. Treasury Inflation-Indexed Bond	2.375%	1/15/2025	$36,515,163	$36,353,985

U.S. Treasury Inflation-Indexed Notes -- 63.8%
U.S. Treasury Inflation-Indexed Note	3.375%	1/15/2007	6,117,024	6,106,509
U.S. Treasury Inflation-Indexed Note	3.625%	1/15/2008	5,486,490	5,544,998
U.S. Treasury Inflation-Indexed Note	3.875%	1/15/2009	7,879,296	8,095,977
U.S. Treasury Inflation-Indexed Note	4.250%	1/15/2010	3,564,208	3,751,329
U.S. Treasury Inflation-Indexed Note	1.875%	7/15/2013	35,002,349	33,815,559
U.S. Treasury Inflation-Indexed Note	2.000%	7/15/2014	11,782,540	11,435,968
				68,750,340

Total (Cost - $106,776,057)				105,104,325

Short-Term Securities -- 1.4%
Time Deposit -- 1.3%
Investors Bank & Trust Co.	4.750%	1/2/2007	60,000	60,000
Societe Generale	5.250%	1/2/2007	1,400,000	1,400,000
				1,460,000
U.S. Treasury Obligation -- 0.1%
U.S. Treasury Bill‡@	5.338%	6/7/2007	70,000	68,538

Total (Cost - $1,528,501)				1,528,538

Total Investments (Cost - $108,304,558) -- 98.9%				106,632,863
Other Assets, Net of Liabilities --1.1%				1,197,308
Net Assets -- 100.0%				$107,830,171

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2006 were as follows:

Unrealized Appreciation	Unrealized Depreciation	Net	Tax Cost
$81,749	$(2,385,346)	$(2,303,597)	$108,936,460

Summary of Abbreviations
°	See securities valuation policy in Note 2 to the Financial Statements.
‡	Interest rate shown represents yield to maturity at date of purchase.
@	Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

Asset Class Summary (shown as a percentage of net assets) December 31, 2006

Classification	% of Net Assets
U.S. Treasury Inflation-Indexed Securities	97.5%
Short-Term Securities	1.4
Other Assets in Excess of Other Liabilities	1.1
100.0%

See Notes to Financial Statements

   FFTW Funds, Inc.

Global Inflation-Indexed Hedged Portfolio December 31, 2006

Portfolio Review (unaudited)

In the United States, inflation-linked securities suffered at the start of the year from an increase in the level of real yields, triggered by stronger than expect macro-economic data and higher than expected inflation on the back of elevated oil and commodity prices. However, the market found some support towards the of the second quarter as mixed economic data regarding the state of the economy convinced the market that the Federal Reserve would pause and contemplate rate cuts as early as 2007. As the months progressed, economic data was generally at or below expectations, feeding a growing consensus that the economy would slow sufficiently to force (or allow) the Fed to begin cutting rates. As a result, we witnessed a large rally in U.S. real yields, concentrated mainly in long maturity bonds, while the rally was less pronounced in the short end of the curve. Demand for short-term inflation-linked bonds was indeed scarce, as the fall in oil prices did not favor such securities. This trend led to a narrowing of breakeven yield spreads, in particular in bonds with less than 5 years to maturity. For example, the breakeven yield spread of 2009 maturity inflation-linked bonds narrowed by 50 basis points between the end of June and the end of September. In the latter part of the year, several downward revisions in the level of the CPI translated into larger than expected negative inflation accruals for the U.S. inflation-linked market, convincing many investors to delay their investment in this asset class. Overall, 30-year real yields rose by 40 basis points during the year.

A combination of rising real rates in Europe and a low level of inflation accruals led to poor performance for the European inflation-linked bond market this year. During the year, the European Central Bank increased its key lending rate by 1.25% and constantly put pressure on real yields. As a result, short-term real yields increased by around 1.00% during the period, while 30-year real yields also increased but to a lesser extent, leading to a flattening of the real yield curve.

The U.K. inflation-linked market outperformed the U.S. and European markets in 2006, despite an environment in which the Bank of England resumed rate hikes, increasing its key lending rate by a 0.50% in 2006, and given that the market is now pricing another rate hike of 25 basis points in the first quarter of 2007. Inflation accruals have been attractive in the U.K. inflation-linked market this year, as these accruals are linked to the RPI index (running at 4.40% year-over-year in December) versus 3.00% for the CPI. Demand from pension funds seemed to have driven the market in the long maturity bonds all year long, with both the 2055 and the 2035 issues doing extremely well. As a result, the level of 30-year real yields in the U.K. has been unchanged over the year.

The Swedish market delivered the best performance in the 4th quarter and stands out as the best performing market for the year. Sweden enjoys a strong economic revival in a low inflation environment, an economic scenario that is usually not associated with a strong performance for inflation-linked bonds. However, demand for such a small market can create illiquid conditions leading to strong performance. Indeed, issuance volume in Sweden for 2006 was overestimated by most market participants (with only SEK 7 billion issued in 2006, versus a market forecast of SEK 15 billion). This is the second year in a row that issuance was lower than the Swedish National Debt Office (SNDO) expectation; in 2005, the SNDO forecast a total issuance of SEK 20 billion, versus a final issuance amount of SEK 13 billion). Such a small amount of issuance failed to satisfy the demand from pension funds in Sweden, let alone the demand from international investors.

For the 12-month period ending December, 2006, the Portfolio returned 1.04%, net of fees, versus the 1.37% return of the Barclays Global Inflation-Linked Bond Index Hedged.

ATTRIBUTION

Duration

We held an overweight duration position in the U.S. market at the start of the year, which was reversed during the third quarter in favor of an opportunistic underweight duration position in the short end of the U.S. market. These positions added to returns. We also held an underweight duration position in the Japanese market, which added modestly to returns. Also in the U.S., we implemented a bullet position in the long part of the curve, using the 2025 maturity as the main bond to replicate the allocation of the benchmark between the 2015 and 2032 maturities. This strategy added to returns. Lastly, we implemented a yield curve flattening position during the second half of the year, shifting the allocation from inflation-linked bonds with a maturity of less than 8 years to bonds such as the 2014 and 2015 issues. This yield curve position also had a positive impact on performance

   FFTW Funds, Inc.

Global Inflation-Indexed Hedged Portfolio (continued) December 31, 2006

Portfolio Review (continued)

Country Allocation

We maintained an overweight allocation to U.S. inflation-linked bonds financed by an underweight allocation to the European market and the U.K. market, in the 20-year and 30-year part of the curve. While the overweight U.S./underweight Europe position was closed in the third quarter, resulting in a positive return for the Portfolio, the overweight U.S./underweight U.K. was held until the end of the year and detracted strongly from returns, in particular during the fourth quarter. In addition, we gradually implemented an overweight allocation to U.S. inflation-linked bonds financed by an underweight allocation to the Canadian market. This position added very modestly to returns.

Foreign Exchange

We maintained a short U.S. dollar bias during the first half of the year mainly versus the euro and the Japanese yen, a position which added to returns. During the second quarter, the main contributor to performance was a position in the yen that we held through the G7 summit in late April. The rapid appreciation of the yen (almost 10 yen to the dollar in 3 weeks) seemed somewhat overdone and encouraged us to take profit at very good levels. We retained a core short U.S. dollar position versus the euro until a European Central Bank (ECB) press conference in June at which officials appeared more dovish on rate increases with the euro at its highs. Towards the end of the quarter our G3 positions were fairly light. We maintained a short U.S. dollar bias for most of 2006, mainly versus the euro and Japanese yen. The U.S. dollar/euro exchange rate was volatile in 2006 but largely trendless until the fourth quarter, thus resulting in volatile performance. Over the year, the U.S. dollar strengthened against the Japanese yen, as funding in the currency continued to be popular, weighing on the currency and detracting from portfolio returns.

   FFTW Funds, Inc.

Global Inflation-Indexed Hedged Portfolio (continued) December 31, 2006

Performance (unaudited)

Global Inflation-Indexed Hedged Portfolio seeks to attain a high level of total return in excess of inflation as may be consistent with the preservation of capital by investing primarily in securities from worldwide bond markets that are denominated in both U.S. dollars and foreign currencies and have a coupon rate and/or principal amount linked to the local inflation rate.

Average Annual Total Return for the year ended December 31, 2006:
	One Year	Since Inception*
Global Inflation-Indexed Hedged Portfolio	1.04%	5.48%
Barclays Global Inflation-Linked Bond Index (Hedged)	1.37%	5.59%
* Global Inflation-Indexed Hedged Portfolio commenced operations on January 14, 2003.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888.367.3389 or visiting www.fftw.com. The Barclays Global Inflation-Linked Bond Index Hedged is an unmanaged index that tracks the performance of global inflation-linked bonds with various maturities. One cannot invest directly in an index.

Mutual fund investing involves risk. Investments in foreign securities may involve greater volatility as well as political, economic and currency risks and may utilize accounting methods that differ from U.S. standards.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

   FFTW Funds, Inc.

Global Inflation-Indexed Hedged Portfolio (continued) December 31, 2006

Sovereign Index-Linked Obligations -- 105.7%
Australia -- 1.2%
Australian Government Bond, Ser. 217	6.000%	2/15/2017	AUD 210,000	$166,945

France -- 19.8%
France O.A.T. Index-Linked Bond	3.000%	7/25/2012	EUR 374,823	526,733
France O.A.T. Index-Linked Bond	1.600%	7/25/2015	EUR 951,305	1,234,869
France O.A.T. Index-Linked Bond	2.250%	7/25/2020	EUR 160,025	221,314
France O.A.T. Index-Linked Bond	3.150%	7/25/2032	EUR 453,986	757,171
				2,740,087
Japan -- 3.4%
Japanese Government CPI Linked Bond, Ser. 8	1.000%	6/10/2016	JPY 57,399,000	473,326

Sweden -- 4.1%
Swedish Government Index-Linked, Ser. 3101	4.000%	12/1/2008	SEK 1,240,000	220,987
Swedish Government Index-Linked, Ser. 3102	4.000%	12/1/2020	SEK 770,000	169,578
Swedish Government Index-Linked, Ser. 3104	3.500%	12/1/2028	SEK 820,000	180,594
				571,159
United Kingdom -- 20.2%
U.K. Index-Linked Treasury Stock	5.000%	3/7/2012	GBP 1,430,000	2,802,643

United States -- 57.0%
U.S. Treasury Inflation-Indexed Bond	2.375%	1/15/2025	USD 4,117,462	4,099,288
U.S. Treasury Inflation-Indexed Note	3.375%	1/15/2007	USD 547,983	547,041
U.S. Treasury Inflation-Indexed Note	3.625%	1/15/2008	USD 337,438	341,036
U.S. Treasury Inflation-Indexed Note	3.875%	1/15/2009	USD 295,474	303,599
U.S. Treasury Inflation-Indexed Note	4.250%	1/15/2010	USD 216,013	227,353
U.S. Treasury Inflation-Indexed Note	1.875%	7/15/2013	USD 2,033,742	1,964,786
U.S. Treasury Inflation-Indexed Note	2.000%	7/15/2014	USD 439,167	426,250
				7,909,353

Total Sovereign Index-Linked Obligations (Cost - $14,492,962)				14,663,513

Short-Term Securities -- 0.4%
Time Deposits -- 0.2%
Investors Bank & Trust Co.	5.000%	1/2/2007	USD 33,000	33,000

U.S. Treasury Obligation -- 0.2%
U.S. Treasury Bill‡@	5.038%	6/7/2007	USD 25,000	24,478

Total Short-Term Investments (Cost - $57,465)				57,478

Total Investments (Cost - $14,550,433) -- 106.1%				14,720,991
Liabilities, Net of Other Assets -- (6.1)%				(843,611)
Net Assets -- 100.0%				$13,877,380

See Notes to Financial Statements

   FFTW Funds, Inc.

Global Inflation-Indexed Hedged Portfolio (continued) December 31, 2006

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2006 were as follows:

Unrealized Appreciation	Unrealized Depreciation	Net	Tax Cost
$256,555	$(131,880)	$124,675	$14,596,316

Futures Contracts
			Unrealized
			Appreciation
Number of Contracts	Futures Contract	Notional Value	(Depreciation)
Futures Contracts Purchased
4	March 2007 Long Gilts	$847,715	$(11,080)
Futures Contracts Sold
3	March 2007 U.S. Long Bond	334,313	7,067
			$(4,013)

Forward Foreign Exchange Contracts
					Unrealized
	Contract to				Appreciation
Value Date	Receive		Deliver		(Depreciation)
2/28/2007	AUD	210,000	USD	160,481	$4,793
2/28/2007	CAD	321,731	USD	284,878	(7,941)
2/28/2007	CHF	420,213	USD	352,170	(6,225)
2/28/2007	EUR	2,952,962	USD	3,836,970	66,945
2/28/2007	GBP	104,555	USD	204,601	998
2/28/2007	JPY	125,579,446	USD	1,090,000	(28,483)
2/28/2007	MXN	94,458	USD	8,654	50
2/28/2007	NZD	382,942	USD	254,384	14,716
2/28/2007	PLN	4,409,376	USD	1,486,992	34,411
2/28/2007	SEK	421,596	USD	60,000	1,823
2/28/2007	SGD	91,829	USD	60,000	17
2/28/2007	NOK	1,383,430	USD	215,824	6,908
2/28/2007	USD	264,502	AUD	343,685	(5,984)
2/28/2007	USD	691,100	CAD	785,630	14,851
2/28/2007	USD	891,198	CHF	1,088,432	(5,346)
2/28/2007	USD	5,696,021	EUR	4,397,177	(117,194)
2/28/2007	USD	3,386,689	GBP	1,783,592	(104,976)
2/28/2007	USD	1,889,249	JPY	218,089,958	45,746
2/28/2007	USD	404,231	NZD	608,519	(23,384)
2/28/2007	USD	1,482,236	PLN	4,395,274	(34,301)
2/28/2007	USD	848,856	SEK	5,960,120	(25,133)
2/28/2007	CAD	254,070	AUD	290,000	9,539
2/28/2007	EUR	40,000	AUD	67,277	67
2/28/2007	NZD	113,661	AUD	100,000	(1,170)
2/28/2007	AUD	220,000	CAD	190,291	(9,347)
2/28/2007	EUR	70,000	CAD	106,537	(839)
2/28/2007	NZD	80,000	CAD	62,168	(2,704)
2/28/2007	EUR	680,000	CHF	1,082,397	(7,889)
2/28/2007	GBP	80,000	CHF	187,042	(2,629)
2/28/2007	AUD	33,322	EUR	20,000	216
2/28/2007	CAD	131,892	EUR	90,000	5,454
2/28/2007	CHF	651,405	EUR	410,000	5,758
2/28/2007	GBP	527,616	EUR	780,000	(1,706)

See Notes to Financial Statements

   FFTW Funds, Inc.

Global Inflation-Indexed Hedged Portfolio (continued) December 31, 2006

Forward Foreign Exchange Contracts (continued)
					Unrealized
	Contract to				Appreciation
Value Date	Receive		Deliver		(Depreciation)
2/28/2007	NOK	990,467	EUR	120,000	$(821)
2/28/2007	SEK	90,628	EUR	10,000	(69)
2/28/2007	EUR	664,900	GBP	449,079	123
2/28/2007	EUR	170,000	NOK	1,398,073	343
2/28/2007	SEK	289,010	NOK	260,000	(520)
2/28/2007	AUD	210,000	NZD	243,563	5,882
2/28/2007	CAD	37,619	NZD	50,000	2,754
2/28/2007	EUR	70,000	NZD	135,395	2,601
2/28/2007	EUR	250,000	SEK	2,262,139	1,211
					$(161,455)

Summary of Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CPI	Consumer Price Index
EUR	European Monetary Unit (Euro)
GBP	Great British Pound
JPY	Japanese Yen
MXN	Mexican (New) Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
O.A.T.	Obligation Assimilable du Tresor (French government long-term debt instrument)
PLN	Polish (New) Zloty
SEK	Swedish Krona
SGD	Singapore Dollar

°	See securities valuation policy in Note 2 to the Financial Statements.
‡	Interest rate shown represents yield to maturity at date of purchase.
@	Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

Asset Class Summary (shown as a percentage of net assets) December 31, 2006

Classification	% of Net Assets
Sovereign Inflation-Linked Obligations	105.7%
Forward Foreign Exchange Contracts	(1.2)
Short-Term Securities	0.4
Other Liabilities in Excess of Other Assets	(4.9)
100.0%

See Notes to Financial Statements

   FFTW Funds, Inc.

Statements of Assets and Liabilities December 31, 2006

	U.S. Short-Term	Limited Duration	Mortgage-Backed
	Portfolio	Portfolio	Portfolio
Assets
Investments in securities, at value (a)	$124,235,691	$107,511,542	$87,737,626
Cash	970	974	340
Receivable for securities sold	-	-	125,297,601
Interest receivable	243,556	574,783	167,597
Variation margin receivable	-	-	3,567
Receivable for open swap contracts	-	-	257,653
Other receivables	-	-	221,740
Total assets	124,480,217	108,087,299	213,686,124

Liabilities
Payable for securities purchased	-	-	165,267,187
Payable for fund shares redeemed	-	1,050,000	-
Variation margin payable	-	8,594	-
Distribution payable	8,977	-	-
Payable for reverse repurchase agreements	695,800	1,104,125	-
Payable for interest on reverse repurchase agreements	310	929	-
Accrued expenses and other liabilities	67,587	60,746	55,850
Total liabilities	772,674	2,224,394	165,323,037
Net Assets	$123,707,543	$105,862,905	$48,363,087
Shares Outstanding (par value $0.001)	13,310,956	11,025,133	4,871,980
Net Asset Value Per Share	$9.29	$9.60	$9.93

Components of Net Assets as of December 31, 2006 were as follows:
Paid-in capital	$137,876,824	$109,850,593	$59,298,101
Undistributed (distributions in excess of) investment
income, net	(8,977)	174,057	663,347
Accumulated net realized loss on investments, short
sales, financial futures, swap and options contracts and
foreign currency-related transactions	(14,097,588)	(3,928,568)	(11,510,682)
Net unrealized depreciation on investments, short sales,
financial futures, swap and options contracts and
translation of other assets and liabilities denominated in
foreign currency	(62,716)	(233,177)	(87,679)
	$123,707,543	$105,862,905	$48,363,087
(a) Cost of investments	$124,298,407	$107,674,770	$88,101,860

See Notes to Financial Statements

   FFTW Funds, Inc.

Statements of Assets and Liabilities (continued) December 31, 2006

	Worldwide	International
	Portfolio	Portfolio
Assets
Investments in securities, at value
Unaffiliated issuers (a)	$57,138,354	$85,284,393
Affiliated issuers (b)	8,930,926	-
Cash	2,321,743	413
Cash on deposit at broker	-	960,690
Foreign cash (c)	1,924,865	2,359,162
Receivable for fund shares sold	-	89,349
Receivable from Investment Adviser (Note 3)	45,861	-
Interest receivable	956,624	1,138,589
Unrealized appreciation of forward foreign exchange contracts (Note 5)	1,893,833	946,310
Total assets	73,212,206	90,778,906

Liabilities
Payable for fund shares redeemed	-	5,324
Variation margin payable	1,436,994	1,818,653
Unrealized depreciation of forward foreign exchange contracts (Note 5)	1,702,663	895,815
Accrued expenses and other liabilities	71,435	60,041
Total liabilities	3,211,092	2,779,833
Net Assets	$70,001,114	$87,999,073
Shares Outstanding (par value $0.001)	8,168,722	11,556,835
Net Asset Value Per Share	$8.57	$7.61

Components of Net Assets as of December 31, 2006 were as follows:
Paid-in capital	$71,306,710	$86,681,497
Undistributed (distributions in excess of) investment income, net	(2,768,172)	(821,728)
Accumulated net realized loss on investments, financial futures contracts,
and foreign currency-related transactions	(191,716)	(441,917)
Net unrealized appreciation on investments, financial futures contracts,
and translation of other assets and liabilities denominated in foreign currency	1,654,292	2,581,221
	$70,001,114	$87,999,073
(a) Unaffiliated cost of investments	$55,726,982	$82,834,663
(b) Affiliated cost of investments	$8,967,378	-
(c) Cost of foreign cash	$1,846,122	$2,184,579

See Notes to Financial Statements

   FFTW Funds, Inc.

Statements of Assets and Liabilities (continued) December 31, 2006

		Global Inflation-
	U.S. Inflation-	Indexed Hedged
	Indexed Portfolio	Portfolio
Assets
Investments in securities, at value (a)	$106,632,863	$14,720,991
Cash	544	81
Foreign cash (b)	-	104,400
Receivable for securities sold	-	1,017,397
Receivable from Investment Adviser (Note 3)	40,698	45,723
Interest receivable	1,211,529	166,176
Unrealized appreciation of forward foreign exchange contracts (Note 5)	-	225,206
Total assets	107,885,634	16,279,974

Liabilities
Payable for securities purchased	-	984,263
Payable for fund shares redeemed	-	1,000,000
Variation margin payable	-	4,047
Unrealized depreciation of forward foreign exchange contracts (Note 5)	-	386,661
Accrued expenses and other liabilities	55,463	27,623
Total liabilities	55,463	2,402,594
Net Assets	$107,830,171	$13,877,380
Shares Outstanding (par value $0.001)	10,755,037	1,418,118
Net Asset Value Per Share	$10.03	$9.79

Components of Net Assets as of December 31, 2006 were as follows:
Paid-in capital	$112,421,993	$14,352,690

Distributions in excess of investment income, net	-	(148,574)
Accumulated net realized gain (loss) on investments, financial futures contracts
and foreign currency-related transactions	(2,920,127)	(338,624)
Net unrealized appreciation (depreciation) on investments, financial futures contracts
and translation of other assets and liabilities denominated in foreign currency	(1,671,695)	11,888
	$107,830,171	$13,877,380
(a) Cost of investments	$108,304,558	$14,550,433
(b) Cost of foreign cash	-	$100,615

See Notes to Financial Statements

   FFTW Funds, Inc.

Statements of Operations For the Year Ended December 31, 2006

	U.S. Short-Term	Limited Duration	Mortgage-Backed
	Portfolio	Portfolio	Portfolio
Investment Income
Interest	$7,846,032	$5,296,568	$9,985,857

Expenses
Investment advisory fees (Note 3)	432,078	393,329	488,942
Administration fees	75,173	65,167	82,302
Custodian and accounting fees (Note 3)	73,416	57,200	118,977
Directors' fees and expenses	42,593	33,333	49,497
Audit fees	49,058	44,952	48,619
Legal fees	22,093	17,717	26,219
Transfer agent fees	6,639	2,639	288
Operations monitoring agent fees (Note 3)	22,087	17,061	24,458
Registration fees	6,172	12,722	3,888
Chief Compliance Officer fees (Note 3)	12,970	9,892	14,500
Other fees and expenses	17,000	12,393	12,178
Total operating expenses	759,279	666,405	869,868
Waiver of investment advisory fees (Note 3)	(216,017)	(224,762)	-
Operating expenses, net	543,262	441,643	869,868
Interest	86,282	40,201	80,677
Total expenses	629,544	481,844	950,545
Investment income, net	7,216,488	4,814,724	9,035,312

Net Realized and Unrealized Gain (Loss) on Investments, Short
Sales, Financial Futures, Swap and Options Contracts and Foreign
Currency-Related Transactions
Net realized loss on investments	(9,892)	(776,363)	(1,667,963)
Net realized loss on short sales	-	-	(6,406)
Net realized gain (loss) on financial futures, swap and options contracts	10,955	(75,181)	(28,494)
Net realized gain on foreign currency-related transactions	-	99,116	-
Net change in unrealized appreciation (depreciation) on investments	(21,273)	980,106	(138,003)
Net change in unrealized appreciation on short sales	-	-	8,749
Net change in unrealized appreciation (depreciation) on financial futures, swap, options contracts and foreign currency-related
transactions	(1,835)	(179,621)	320,910
Net realized and unrealized loss on investments, short sales, financial futures, swap and options contracts and foreign currency-related
transactions	(22,045)	48,057	(1,511,207)
Net Increase in Net Assets Resulting from Operations	$7,194,443	$4,862,781	$7,524,105

See Notes to Financial Statements

   FFTW Funds, Inc.

Statements of Operations (continued) For the Year Ended December 31, 2006

	Worldwide	International
	Portfolio	Portfolio
Investment Income
Interest	$3,932,811	$2,964,362
Dividends from affiliated issuers	1,467,719	-
Total investment income	5,400,530	2,964,362

Expenses
Investment advisory fees (Note 3)	510,712	316,706
Administration fees	54,142	43,773
Custodian and accounting fees (Note 3)	166,613	144,543
Directors' fees and expenses	38,744	23,655
Audit fees	60,875	46,029
Legal fees	19,621	12,635
Transfer agent fees	3,067	4,073
Operations monitoring agent fees (Note 3)	15,255	11,569
Registration fees	8,424	11,811
Chief Compliance Officer fees (Note 3)	11,645	6,895
Other fees and expenses	18,876	19,510
Total operating expenses	907,974	641,199
Waiver of investment advisory fees (Note 3)	(141,906)	-
Operating expenses, net	766,068	641,199
Interest	1,644	-
Total expenses	767,712	641,199
Investment income, net	4,632,818	2,323,163

Net Realized and Unrealized Gain (Loss) on Investments, Financial Futures
Contracts and Foreign Currency-Related Transactions
Net realized gain (loss) on investments	2,610,981	(937,959)
Net realized gain loss on financial futures contracts	(211,538)	(8,316)
Net realized gain loss on foreign currency-related transactions	(383,521)	(358,280)
Net change in unrealized appreciation on investments	1,369,508	3,760,252
Net change in unrealized depreciation on financial futures contracts	(211,338)	(243,016)
Net change in unrealized appreciation on translation of other assets and liabilities
denominated in foreign currency	551,909	604,085
Net realized and unrealized gain on investments, financial futures contracts and
foreign currency-related transactions	3,726,001	2,816,766
Net Increase in Net Assets Resulting from Operations	$8,358,819	$5,139,929

See Notes to Financial Statements

   FFTW Funds, Inc.

Statements of Operations (continued)
For the Year Ended December 31, 2006

		Global Inflation-
	U.S. Inflation-	Indexed Hedged
	Indexed Portfolio	Portfolio
Investment Income
Interest	$3,964,342	$776,922

Expenses
Investment advisory fees (Note 3)	431,119	74,200
Administration fees	56,946	9,388
Custodian and accounting fees (Note 3)	46,636	69,504
Directors' fees and expenses	32,244	5,345
Audit fees	38,737	35,742
Legal fees	16,407	5,136
Transfer agent fees	177	90
Operations monitoring agent fees (Note 3)	16,044	2,894
Registration fees	3,710	2,262
Chief Compliance Officer fees (Note 3)	9,483	1,658
Other fees and expenses	12,117	6,790
Total operating expenses	663,620	213,009
Waiver of investment advisory fees (Note 3)	(286,391)	(74,200)
Reduction of expenses by investment adviser	-	(46,059)
Operating expenses, net	377,229	92,750
Investment income, net	3,587,113	684,172

Net Realized and Unrealized Gain (Loss) on Investments, Financial
Futures Contracts and Foreign Currency-Related Transactions
Net realized loss on investments	(2,193,340)	(115,817)
Net realized gain on financial futures contracts	148,841	41,842
Net realized loss on foreign currency-related transactions	-	(148,371)
Net change in unrealized appreciation (depreciation) on investments	(514,244)	362,638
Net change in unrealized depreciation on financial futures contracts	-	(4,012)
Net change in unrealized depreciation on translation of other assets and liabilities
denominated in foreign currency	-	(622,843)
Net realized and unrealized loss on investments, financial futures contracts
and foreign currency-related transactions	(2,558,743)	(486,563)

Net Increase in Net Assets Resulting from Operations	$1,028,370	$197,609

See Notes to Financial Statements

   FFTW Funds, Inc.

Statements of Changes in Net Assets

	U.S. Short-Term Portfolio		Limited Duration Portfolio

	For the Years Ended		For the Years Ended
	December 31,		December 31,
	2006	2005	2006	2005
Increase (Decrease) in Net Assets From
Operations
Investment income, net	$7,216,488	$4,485,078	$4,814,724	$3,976,827
Net realized loss on investments, financial futures,
swap and options contracts and foreign currency-
related transactions	1,063	(907,207)	(752,428)	(1,218,076)
Net change in unrealized appreciation
(depreciation) on investments, financial futures,
swap and options contracts and on translation of
assets and liabilities denominated in foreign
currency	(23,108)	560,227	800,485	(235,997)

Net increase in net assets resulting from operations	7,194,443	4,138,098	4,862,781	2,522,754

Distributions to Shareholders
From investment income, net	(7,266,603)	(4,641,774)	(4,545,231)	(4,692,282)

Capital Share Transactions, Net	(17,480,659)	(2,008,485)	(8,338,345)	38,093,274

Total increase (decrease) in net assets	(17,552,819)	(2,512,161)	(8,020,795)	35,923,746

Net Assets
Beginning of year	141,260,362	143,772,523	113,883,700	77,959,954

End of year	$123,707,543	$141,260,362	$105,862,905	$113,883,700
Undistributed (Distributions in Excess of)
Investment Income, Net	$(8,977)	$-	$174,057	$(380,133)

See Notes to Financial Statements

   FFTW Funds, Inc.

Statements of Changes in Net Assets (continued)

	Mortgage-Backed Portfolio

	For the Years Ended
	December 31,
	2006	2005
Increase (Decrease) in Net Assets From Operations
Investment income, net	$9,035,312	$5,267,161
Net realized loss on investments, short sales, and financial futures, swap and
options contracts	(1,702,863)	(820,895)
Net change in unrealized appreciation (depreciation) on investments, short sales
and financial futures, swap and options contracts	191,656	(544,636)
Net increase in net assets resulting from operations	7,524,105	3,901,630

Distributions to Shareholders
From investment income, net	(8,240,083)	(5,696,350)

Capital Share Transactions, Net	(113,057,880)	50,775,896
Total increase (decrease) in net assets	(113,773,858)	48,981,176

Net Assets
Beginning of year	162,136,945	113,155,769
End of year	$48,363,087	$162,136,945

Undistributed Investment Income, Net	$663,347	$44,520

See Notes to Financial Statements

   FFTW Funds, Inc.

Statements of Changes in Net Assets (continued)

	Worldwide Portfolio		International Portfolio

	For the Years Ended		For the Years Ended
	December 31,		December 31,
	2006	2005	2006	2005
Increase (Decrease) in Net Assets From Operations
Investment income, net	$4,632,818	$4,386,152	$2,323,163	$2,151,980
Net realized gain (loss) on investments, financial
futures contracts and foreign currency-related
transactions	2,015,922	3,270,238	(1,304,555)	(411,815)
Net change in unrealized appreciation (depreciation)
on investments, financial futures contracts and on
translation of assets and liabilities denominated in
foreign currency	1,710,079	(14,646,384)	4,121,321	(10,049,415)
Net increase (decrease) in net assets resulting from
operations	8,358,819	(6,989,994)	5,139,929	(8,309,250)

Distributions to Shareholders
From investment income, net	(3,864,373)	(13,364,566)	(63,796)	(5,710,923)
From net realized gain on investments, financial futures
contracts and foreign currency-related transactions	(114,123)	(1,462,603)	-	(982,711)
Tax return of capital	-	-	(1,821,167)	(2,037,690)
Total distributions	(3,978,496)	(14,827,169)	(1,884,963)	(8,731,324)

Capital Share Transactions, Net	(56,636,341)	(40,958,293)	10,154,623	8,750,245
Total increase (decrease) in net assets	(52,256,018)	(62,775,456)	13,409,589	(8,290,329)

Net Assets
Beginning of year	122,257,132	185,032,588	74,589,484	82,879,813
End of year	$70,001,114	$122,257,132	$87,999,073	$74,589,484

Distributions in Excess of Investment Income, Net	$(2,768,172)	$(5,558,973)	$(821,728)	$(2,151,023)

See Notes to Financial Statements

   FFTW Funds, Inc.

Statements of Changes in Net Assets (continued)

			Global Inflation-Indexed Hedged
	U.S. Inflation-Indexed Portfolio		Portfolio

	For the Years Ended		For the Years Ended
	December 31,		December 31,
	2006	2005	2006	2005
Increase (Decrease) in Net Assets From
Operations
Investment income, net	$3,587,113	$5,991,272	$684,172	$1,190,731
Net realized gain (loss) on investments,
financial futures contracts and foreign
currency-related transactions	(2,044,499)	676,753	(222,346)	1,630,241
Net change in unrealized depreciation on
investments, financial futures contracts and
on translation of assets and liabilities
denominated in foreign currency	(514,244)	(2,630,473)	(264,217)	(1,213,730)
Net increase in net assets resulting from
operations	1,028,370	4,037,552	197,609	1,607,242

Distributions to Shareholders
From investment income, net	(3,587,113)	(5,992,027)	(328,199)	(1,425,303)
From net realized gain on investments,
financial futures contracts and foreign
currency-related transactions	(49,747)	(1,827,683)	(254,342)	(980,751)
Tax return of capital	(687,872)	-	(364,788)	-
Total distributions	(4,324,732)	(7,819,710)	(947,329)	(2,406,054)

Capital Share Transactions, Net	2,704,731	12,312,623	(5,103,228)	(2,416,592)
Total increase (decrease) in net assets	(591,631)	8,530,465	(5,852,948)	(3,215,404)

Net Assets
Beginning of Year	108,421,802	99,891,337	19,730,328	22,945,732
End of Year	$107,830,171	$108,421,802	$13,877,380	$19,730,328
Undistributed (Distributions in Excess
of) Investment Income, Net	$-	$-	$(148,574)	$(499,424)

See Notes to Financial Statements

   FFTW Funds, Inc.

Financial Highlights
U.S. Short-Term Portfolio

For a share outstanding throughout the	For the Years Ended December 31,
period:	2006	2005		2004	2003		2002
Per Share Data
Net asset value, beginning of period	$9.30	$9.33		$9.43	$9.53		$9.68
Increase (Decrease) From Investment
Operations
Investment income, net	0.47	0.30		0.26	0.19	*	0.24	*
Net realized and unrealized gain (loss) on
investments and financial futures contracts	(0.01)	-	‡	(0.10)	(0.05)		(0.14)
Total from investment operations	0.46	0.30		0.16	0.14		0.10
Distributions
From investment income, net	(0.47)	(0.33)		(0.26)	(0.24)		(0.25)
Net asset value, end of period	$9.29	$9.30		$9.33	$9.43		$9.53

Total Return	5.17%	3.32%		1.74%	1.49%		0.95%

Ratios/Supplemental Data
Net assets, end of period (000's)	$123,708	$141,260		$143,773	$103,838		$94,452
Ratio of operating expenses to average net
assets, exclusive of interest expense (a)	0.38%	0.37%		0.35%	0.35%		0.25%
Ratio of operating expenses to average net
assets, inclusive of interest expense (a)	0.44%	0.39%		0.35%	0.35%		0.30%
Ratio of net investment income to average
net assets (a)	5.01%	3.47%		2.45%	1.98%		2.46%
Decrease in above expense ratios due to
waiver of investment advisory fees	0.15%	0.15%		0.15%	0.16%		0.21%
Portfolio Turnover	115%	176%		165%	190%		282%

(a)	Net of waivers.
‡	Rounds to less than $0.01.
*	Calculation based on average shares outstanding

See Notes to Financial Statements

   FFTW Funds, Inc.

Financial Highlights (continued)
Limited Duration Portfolio

For a share outstanding throughout the	For the Years Ended December 31,
period:	2006	2005		2004		2003		2002
Per Share Data
Net asset value, beginning of period	$9.57	$9.76		$9.96		$10.15		$10.05
Increase (Decrease) From Investment
Operations
Investment income, net	0.43	0.40	*	0.31	*	0.34	*	0.42
Net realized and unrealized gain (loss) on
investments and financial futures contracts	(0.01)	(0.18)		(0.15)		(0.09)		0.15
Total from investment operations	0.42	0.22		0.16		0.25		0.57
Distributions
From investment income, net	(0.39)	(0.41)		(0.35)		(0.38)		(0.42)
From net realized gain on investments,
financial futures contracts and foreign
currency related transactions	-	-		(0.01)		(0.06)		(0.05)
Total distributions	(0.39)	(0.41)		(0.36)		(0.44)		(0.47)
Net asset value, end of period	$9.60	$9.57		$9.76		$9.96		$10.15

Total Return	4.49%	2.31%		1.65%		2.49%		5.81%

Ratios/Supplemental Data
Net assets, end of period (000's)	$105,863	$113,884		$77,960		$124,072		$165,870
Ratio of operating expenses to average net
assets, exclusive of interest expense (a)	0.39%	0.38%		0.37%		0.35%		0.30%
Ratio of operating expenses to average net
assets, inclusive of interest expense (a)	0.43%	0.38%		0.37%		0.35%		0.30%
Ratio of net investment income to average
net assets (a)	4.28%	3.60%		3.13%		3.35%		4.19%
Decrease in above expense ratios due to
waiver of investment advisory fees	0.20%	0.20%		0.20%		0.20%		0.24%
Portfolio Turnover	154%	171%		191%		352%		110%

(a)	Net of waivers.
*	Calculation based on average shares outstanding

See Notes to Financial Statements

   FFTW Funds, Inc.

Financial Highlights (continued)
Mortgage-Backed Portfolio

For a share outstanding throughout the	For the Years Ended December 31,
period:	2006		2005		2004		2003		2002
Per Share Data
Net asset value, beginning of period	$10.01		$10.16		$10.19		$10.29		$10.00
Increase (Decrease) From Investment
Operations
Investment income, net	0.55	*	0.41	*	0.43	*	0.40	*	0.44	*
Net realized and unrealized gain on
investments, short sales, and financial
futures, swap and options contracts	(0.13)		(0.10)		0.10		(0.02)		0.41
Total from investment operations	0.42		0.31		0.53		0.38		0.85
Distributions
From investment income, net	(0.50)		(0.46)		(0.56)		(0.48)		(0.56)
Net asset value, end of period	$9.93		$10.01		$10.16		$10.19		$10.29

Total Return	4.32%		3.16%		5.33%		3.84%		8.68%

Ratios/Supplemental Data
Net assets, end of period (000's)	$48,363		$162,137		$113,156		$129,530		$155,814
Ratio of operating expenses to average net
assets, exclusive of interest expense (a)	0.53%		0.49%		0.34%		0.31%		0.25%
Ratio of operating expenses to average net
assets, inclusive of interest expense (a)	0.58%		0.52%		0.34%		0.32%		0.25%
Ratio of net investment income to average
net assets (a)	5.54%		4.06%		4.27%		3.94%		4.38%
Decrease in above expense ratios due to
waiver of investment advisory fees	N/A		0.06%		0.20%		0.21%		0.22%
Portfolio Turnover	634%		594%		595%		582%		601%

(a)	Net of waivers.
*	Calculation based on average shares outstanding

See Notes to Financial Statements

   FFTW Funds, Inc.

Financial Highlights (continued)
Worldwide Portfolio

For a share outstanding throughout the	For the Years Ended December 31,
period:	2006		2005		2004		2003		2002
Per Share Data
Net asset value, beginning of period	$8.36		$9.96		$9.97		$9.61		$8.64
Increase (Decrease) From Investment
Operations
Investment income, net	0.31	*	0.28	*	0.26	*	0.26	*	0.31
Net realized and unrealized gain (loss) on
investments, financial futures, swap and
options contracts and foreign currency
related transactions	0.16		(0.75)		0.69		0.91		0.96
Total from investment operations	0.47		(0.47)		0.95		1.17		1.27
Distributions
From investment income, net	(0.25)		(1.01)		(0.84)		(0.81)		(0.30)
From net realized gain on investments,
financial futures, swap and options contracts
and foreign currency related transactions	(0.01)		(0.12)		(0.12)		-		-
Total distributions	(0.26)		(1.13)		(0.96)		(0.81)		(0.30)
Net asset value, end of period	$8.57		$8.36		$9.96		$9.97		$9.61

Total Return	5.65%		(5.03%)		10.13%		12.68%		14.97%

Ratios/Supplemental Data
Net assets, end of period (000's)	$70,001		$122,257		$185,033		$169,665		$172,039
Ratio of operating expenses to average net
assets, exclusive of interest expense (a)	0.60%		0.60%		0.60%		0.60%		0.60%
Ratio of operating expenses to average net
assets, inclusive of interest expense (a)	0.60%		0.60%		0.60%		0.60%		0.60%
Ratio of net investment income to average
net assets (a)	3.63%		3.08%		2.62%		2.71%		3.42%
Decrease in above expense ratios due to
waiver of investment advisory fees	0.11%		0.09%		0.05%		0.04%		0.02%
Portfolio Turnover	89%		360%		327%		392%		585%

(a)	Net of waivers.
*	Calculation based on average shares outstanding

See Notes to Financial Statements

   FFTW Funds, Inc.

Financial Highlights (continued)
International Portfolio

For a share outstanding throughout the	For the Years Ended December 31,
period:	2006		2005		2004		2003	2002
Per Share Data
Net asset value, beginning of period	$7.30		$9.09		$8.81		$8.67	$7.53
Increase (Decrease) From Investment
Operations
Investment income, net	0.22	*	0.22	*	0.21	*	0.20	0.16
Net realized and unrealized gain (loss) on
investments, financial futures contracts and
foreign currency related transactions	0.27		(1.08)		0.77		1.46	1.45
Total from investment operations	0.49		(0.86)		0.98		1.66	1.61
Distributions
From investment income, net	(0.18)		(0.62)		(0.62)		(1.32)	(0.42)
From net realized gain on investments,
financial futures and foreign currency related
transactions	-		(0.10)		(0.08)		(0.20)	(0.05)
From return of capital	-		(0.21)		-		-	-
Total distributions	(0.18)		(0.93)		(0.70)		(1.52)	(0.47)
Net asset value, end of period	$7.61		$7.30		$9.09		$8.81	$8.67

Total Return	6.93%		(9.77%)		12.17%		20.25%	21.81%

Ratios/Supplemental Data
Net assets, end of period (000's)	$87,999		$74,589		$82,880		$79,542	$88,120
Ratio of operating expenses to average net
assets, exclusive of interest expense (a)	0.81%		0.75%		0.76%		0.71%	0.60%
Ratio of operating expenses to average net
assets, inclusive of interest expense (a)	0.81%		0.75%		0.76%		0.71%	0.61%
Ratio of net investment income to average
net assets (a)	2.93%		2.68%		2.44%		2.22%	2.50%
Decrease in above expense ratios due to
waiver of investment advisory fees	N/A		N/A		N/A		0.01%	0.07%
Portfolio Turnover	61%		79%		221%		223%	334%

(a)	Net of waivers.
*	Calculation based on average shares outstanding

See Notes to Financial Statements

   FFTW Funds, Inc.

Financial Highlights (continued)
U.S. Inflation-Indexed Portfolio

For a share outstanding throughout the	For the Years Ended December 31,
period:	2006		2005	2004	2003		2002
Per Share Data
Net asset value, beginning of period	$10.34		$10.67	$10.71	$10.82		$10.09
Increase (Decrease) From Investment
Operations
Investment income, net	0.34		0.53	0.42	0.40	*	0.49
Net realized and unrealized gain (loss) on
investments and financial futures contracts	(0.25)		(0.17)	0.59	0.42		1.11
Total from investment operations	0.09		0.36	1.01	0.82		1.60
Distributions
From investment income, net	(0.34)		(0.53)	(0.42)	(0.41)		(0.49)
From net realized gain on investments and
financial futures contracts	-	‡	(0.16)	(0.63)	(0.52)		(0.38)
From return of capital	(0.06)		-	-	-		-
Total distributions	(0.40)		(0.69)	(1.05)	(0.93)		(0.87)
Net asset value, end of period	$10.03		$10.34	$10.67	$10.71		$10.82

Total Return	1.00%		3.44%	9.71%	7.65%		16.17%

Ratios/Supplemental Data
Net assets, end of period (000's)	$107,830		$108,422	$99,981	$86,162		$89,355
Ratio of operating expenses to average net
assets, exclusive of interest expense (a)	0.35%		0.35%	0.35%	0.35%		0.35%
Ratio of operating expenses to average net
assets, inclusive of interest expense (a)	0.35%		0.35%	0.35%	0.35%		0.35%
Ratio of net investment income to average
net assets (a)	3.33%		5.08%	4.06%	3.65%		4.98%
Decrease in above expense ratios due to
waiver of investment advisory fees	0.27%		0.25%	0.29%	0.25%		0.22%
Portfolio Turnover	522%		637%	774%	154%		140%

(a)	Net of waivers.
‡	Rounds to less than $0.01.
*	Calculation based on average shares outstanding

See Notes to Financial Statements

   FFTW Funds, Inc.

Financial Highlights (continued)
Global Inflation-Indexed Hedged Portfolio

	For the Years Ended December 31,						Period From
							January 14,
							2003** to
For a share outstanding throughout the							December 31,
period:	2006		2005		2004		2003
Per Share Data
Net asset value, beginning of period	$10.18		$10.39		$10.28		$10.00
Increase (Decrease) From Investment
Operations
Investment income, net	0.35	*	0.42	*	0.37	*	0.38	*
Net realized and unrealized gain (loss)
on investments, financial futures
contracts and foreign currency related
transactions	(0.25)		0.13		0.53		0.27
Total from investment operations	0.10		0.55		0.90		0.65
Distributions
From investment income, net	(0.16)		(0.47)		(0.42)		(0.25)
From net realized gain on investments,
financial futures contracts and foreign
currency related transactions	(0.13)		(0.29)		(0.37)		(0.10)
From return of capital	(0.20)		-		-		(0.02)
Total distributions	(0.49)		(0.76)		(0.79)		(0.37)
Net asset value, end of period	$9.79		$10.18		$10.39		$10.28

Total Return	1.04%		5.33%		8.93%		6.59%	(c)

Ratios/Supplemental Data
Net assets, end of period (000's)	$13,877		$19,730		$22,946		$20,987
Ratio of operating expenses to average
net assets, exclusive of interest expense
(a)	0.50%		0.50%		0.50%		0.50%	(b)
Ratio of operating expenses to average
net assets, inclusive of interest expense
(a)	0.50%		0.50%		0.50%		0.50%	(b)
Ratio of net investment income to
average net assets (a)	3.69%		3.98%		3.54%		3.87%	(b)
Decrease in above expense ratios due to
waiver and reduction of investment
advisory fees	0.65%		0.37%		0.40%		0.31%	(b)
Portfolio Turnover	674%		707%		593%		137%	(c)

(a) Net of waivers.
(b) Annualized.
(c) Not annualized.
* Calculation based on average shares outstanding
** Commencement of operations

See Notes to Financial Statements

   FFTW Funds, Inc.

Notes to Financial Statements
December 31, 2006

1. Organization

FFTW Funds, Inc. (the "Fund") was organized as a Maryland corporation on February 23, 1989 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently has sixteen Portfolios (the “Portfolios”), seven of which were active as of December 31, 2006. This report contains financial information about these seven active Portfolios only. The seven active Portfolios are: U.S. Short-Term Portfolio ("U.S. Short-Term"); Limited Duration Portfolio ("Limited Duration"); Mortgage-Backed Portfolio ("Mortgage"); Worldwide Portfolio ("Worldwide"); International Portfolio ("International"); U.S. Inflation-Indexed Portfolio (“U.S. Inflation-Indexed”); and Global Inflation-Indexed Hedged Portfolio (“Global Inflation-Indexed Hedged”). The Fund is managed by Fischer Francis Trees & Watts, Inc. (the "Adviser").

2. Summary of Significant Accounting Policies

Net Asset Value

The net asset value per share ("NAV") of each Portfolio is determined by adding the value of all of the assets of the Portfolio, subtracting all of the Portfolio's liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The NAV is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time (unless the markets close early) on each Business Day (as that term is defined in the Fund's registration statement) for each Portfolio.

Securities

All securities transactions are recorded on a trade date basis. Interest income and expense are recorded on the accrual basis. The Fund amortizes discount or premium on a daily basis to interest income using the interest method. The Fund uses the first-in first-out method for determining gain or loss on sales of securities. Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Adviser's active management of duration. The Adviser will not consider the portfolio turnover rate to be a limiting factor in making investment decisions for a Portfolio. High portfolio turnover may involve greater brokerage commissions and transactions costs which will be paid by a Portfolio. In addition, high turnover rates may result in increased short-term capital gains.

Valuation

Readily marketable fixed-income securities are valued on the basis of prices provided by independent pricing services when such prices are believed by the Adviser to reflect the market value of such securities, subject to the oversight of the Board of Directors. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (ask price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest, which approximate market value. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, are not valued by a pricing service approved by the Board of Directors, or are determined by the Fund not to reflect accurately fair value (such as when an event occurs after the close of markets and that is determined by the Fund to have changed the value of the security), are revalued at fair value as determined in good faith under the direction of the Board of Directors by the Fund’s valuation committee. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Securities with maturities of less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

   FFTW Funds, Inc.

Notes to Financial Statements (continued)
December 31, 2006

2. Summary of Significant Accounting Policies (continued)

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the statements of changes in net assets for a fiscal period.

Expenses

Expenses directly attributed to each Portfolio in the Fund are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated proportionately among them based on their net assets.

Income Tax

There is no provision for federal income or excise tax since each Portfolio distributes all of its taxable income and qualifies or intends to qualify as a regulated investment company ("RIC") by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs.

At December 31, 2006, certain Portfolios had the following capital loss carryforwards to offset net capital gains, to the extent provided by federal income tax regulations.

	Carryforward	Expiration
Portfolio	Amount	Date
U.S. Short-Term	$7,649,973	12/31/2007
	1,768,493	12/31/2008
	1,204,646	12/31/2010
	1,272,514	12/31/2011
	882,026	12/31/2012
	1,285,671	12/31/2013
	32,581	12/31/2014

Limited Duration	1,108,685	12/31/2012
	1,452,456	12/31/2013
	1,356,853	12/31/2014

Mortgage	7,267,722	12/31/2007
	115,491	12/31/2008
	1,946,932	12/31/2013
	2,109,805	12/31/2014

   FFTW Funds, Inc.

Notes to Financial Statements (continued)
December 31, 2006

2. Summary of Significant Accounting Policies (continued)

	Carryforward	Expiration
Portfolio	Amount	Date
Worldwide	106,477	12/31/2014

International	87,286	12/31/2014

U.S. Inflation-Indexed	2,288,225	12/31/2014

Global Inflation-Indexed Hedged	285,673	12/31/2014

In addition, U.S. Short Term, Limited Duration, Worldwide and International generated post October 31, 2006, net capital losses of $1,687, $80,518, $55,821 and $22,657, respectively, which, if unused, will expire on December 31, 2015. Global Inflation-Indexed Hedged generated post October 31, 2006 foreign currency losses of $186,082, which will be treated as arising on January 1, 2007.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are, “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management is in the process of analyzing the funds’ tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Dividends to Shareholders

Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium, and accrued expenses) of each Portfolio, other than U.S. Short-Term, will be declared as a dividend payable to the respective shareholders of record as of the second to last Business Day of each month. The net investment income of U.S. Short-Term will be declared as a dividend payable daily to the shareholders of record as of the close of each Business Day. Additionally, each Portfolio, at its discretion, may declare special dividends or distributions to comply with all federal tax regulations.

Dividends are paid in cash or reinvested monthly for all Portfolios. Distributions from net capital gains of each Portfolio, if any, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain may not be distributed.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with U.S. federal income tax regulations and may differ from net investment income and realized gains recorded by a Portfolio for financial reporting purposes.

   FFTW Funds, Inc.

Notes to Financial Statements (continued)
December 31, 2006

2. Summary of Significant Accounting Policies (continued)

At December 31, 2006 the components of accumulated earnings on a tax basis were as follows:

				Net Unrealized
	Undistributed	Undistributed Long-	Accumulated Capital	Appreciation
Portfolio	Ordinary Income	Term Capital Gain	and Other Losses	(Depreciation)
U.S. Short-Term	$-	$-	$(14,097,591)	$(62,716)
Limited Duration	174,057	-	(3,998,512)	(163,228)
Mortgage	663,347	-	(11,439,950)	(158,414)
Worldwide	-	-	(162,299)	(1,143,297)
International	-	-	(109,943)	1,427,520
U.S. Inflation-Indexed	-	-	(2,288,225)	(2,303,597)
Global Inflation-Indexed
Hedged	-	-	(471,755)	(3,555)

The difference between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities is primarily due to the federal income tax treatment of wash sales, post-October losses, straddles and forward and future contracts. Temporary differences do not require reclassification.

The tax character of distributions for each Portfolio’s fiscal year ended December 31, 2006 and December 31, 2005 is as follows:

	Ordinary Income (a)		Long-Term Capital Gains		Return of Capital
Portfolio	2006	2005	2006	2005	2006	2005
U.S. Short-Term	$7,266,603	$4,641,774	$-	$-	$-	$-
Limited Duration	4,545,231	4,692,282	-	-	-	-
Mortgage	8,240,083	5,696,350	-	-	-	-
Worldwide	3,864,373	13,352,289	114,123	1,474,880	-	-
International	63,796	6,128,497	-	565,137	1,821,167	2,037,690
U.S. Inflation-Indexed	3,636,860	7,314,701	-	505,009	687,872	-
Global Inflation-Indexed Hedged	328,199	2,296,838	254,342	109,216	364,788	-

(a) Includes distributions from Portfolio net short-term capital gains.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized capital gains, respectively. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital stock in excess of par (i.e., return of capital).

   FFTW Funds, Inc.

Notes to Financial Statements (continued)
December 31, 2006

2. Summary of Significant Accounting Policies (continued)

During the year ended December 31, 2006, the Portfolios reclassified the following permanent book to tax differences [increases (decreases)]:

	Undistributed Net	Accumulated Net	Capital Stock in Excess
Portfolio	Investment Income	Realized Gain (Loss)	of Par Value
U.S. Short-Term	$41,138	$(31,709)	$(9,429)
Limited Duration	284,697	(284,697)	-
Mortgage	(176,402)	176,402	-
Worldwide	2,022,356	(2,015,232)	(7,124)
International	891,095	930,071	(1,821,166)
U.S. Inflation-Indexed	687,852	20	(687,872)
Global Inflation-Indexed Hedged	359,635	5,450	(365,085)

These reclassifications were made as a result of the differences in the treatment of foreign currency transactions, paydowns on mortgage-backed securities, tax return of capital and net realized securities gains for federal tax purposes. Each Portfolio’s net assets were not affected by these reclassifications.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gains or losses on foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized appreciation and depreciation on assets and liabilities other than investments in securities denominated in foreign currencies arise from changes in the exchange rates.

Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, financial highlights and notes thereto. Actual results could differ from those estimates.

3. Investment Advisory Agreements and Affiliated Transactions

The investment advisory fees to be paid to the Adviser are computed daily at annual rates set forth below. The fees are payable quarterly for U.S. Short-Term and Worldwide, and monthly for Limited Duration, Mortgage, International, U.S. Inflation-Indexed, and Global Inflation-Indexed Hedged.

   FFTW Funds, Inc.

Notes to Financial Statements (continued)
December 31, 2006

3. Investment Advisory Agreements and Affiliated Transactions (continued)

From time to time, the Adviser has agreed to waive its investment advisory fees and reimburse the Portfolios for any expenses (exclusive of interest, taxes, brokerage commissions and other extraordinary expenses) in excess of certain specified amounts. The table below summarizes the current investment advisory fee arrangement for the year ended December 31, 2006 (reflecting certain waivers), the investment advisory fees per the Agreements and the current expense cap as percentages of average daily net assets. All waiver and expense cap agreements are in effect until further notice. The current expense caps and investment advisory fee waivers for U.S. Short-Term and Worldwide can only be changed by consent of the shareholders. All other expense caps and fee waivers can be terminated at any time by the Adviser.

	Investment	Current	Current
	Advisory	Investment	Expense
Portfolio	Fee per Agreement	Advisory Fee	Cap
U.S. Short-Term	0.30%	0.15%	0.40	% (a)
Limited Duration	0.35%	0.15%	-
Mortgage	0.30%	0.30%	-
Worldwide	0.40%	0.40%	0.60	% (a)
International	0.40%	0.40%	-
U.S. Inflation-Indexed	0.40%	0.20%	0.35	% (b)
Global Inflation-Indexed Hedged	0.40%	0.20%	0.50	% (b)

(a)	Contractual expense cap per the Advisory Agreement.
(b)	Voluntary expense cap which may be eliminated upon notice from the Adviser.

Effective May 28, 2002, Directors who are not employees of the Adviser receive an annual retainer of $40,000 payable in quarterly installments. On November 22, 1999, the directors established the position of lead independent director. The lead independent director acts as spokesperson for the remaining independent directors. The lead independent director receives an additional 25% compensation on an annual basis, which is payable in quarterly installments. Directors' fees of $170,000 (not including expenses) were allocated among the Portfolios and paid for the year ended December 31, 2006.

As of December 31, 2006, the Adviser had discretionary investment advisory agreements with shareholders of the Fund that represent 25.8% of the Fund's total net assets and therefore, the Adviser may be deemed a control person.

Pursuant to an Operations Monitoring Agreement effective August 15, 2003, Vastardis Fund Services LLC (“Vastardis Capital”), the president of which serves as an officer of the Fund, earns a fee for providing operations monitoring services to the Fund as well as to other investment vehicles offered by the Adviser according to the following schedule: 0.02% of the average daily net assets of the Fund on the first $3.5 billion, 0.015% thereafter up to $5 billion, 0.01% thereafter up to $7.5 billion, 0.0075% thereafter up to $10 billion and 0.005% on assets over $10 billion. Pursuant to an Administration Agreement effective August 15, 2003, Investors Bank & Trust Company (“IBT”) earns a fee for providing fund administration services to the Fund according to the following schedule: 0.05% of the first $350 million of the Fund’s average daily net assets, 0.03% thereafter up to $2 billion and 0.025% on assets over $2 billion. Effective on October 1, 2006, Vastardis Capital has become the Fund’s Administrator pursuant to a new administrative services agreement which has been approved by the Board. Both the Operations Monitoring Agreement and the IBT Administration Agreement terminated as of October 1, 2006. Fees earned by Vastardis Capital are as follows: 0.07% of the first $350 million of the Fund’s average daily net assets, 0.05% thereafter up to $3 billion, 0.04% thereafter up to $5 billion, and 0.03% on assets over $5 billion.

   FFTW Funds, Inc.

Notes to Financial Statements (continued)
December 31, 2006

3. Investment Advisory Agreements and Affiliated Transactions (continued)

IBT serves as the Fund's custodian, accounting agent and transfer agent. Fees paid for services rendered by IBT are based upon assets of the Fund and on transactions entered into by the Fund during the period. Fees for such services paid to IBT by the Fund are reflected as administration fees, custodian fees, accounting fees and transfer agent fees in the Statement of Operations.

Effective August 1, 2006, the Fund has contracted with Alaric Compliance Services LLC (“Alaric”) to provide services with respect to the monitoring of the Fund’s compliance program pursuant to rule 38a-1 of the 1940 Act. Alaric has designated Guy F. Talarico as the Fund’s Chief Compliance Officer. For these services, the Fund pays Alaric a monthly fee, plus any out-of-pocket expenses. Each Portfolio pays a pro rata portion of the fees based on its share of the Fund’s average monthly net assets.

4. Investment Transactions

Purchase costs and proceeds from sales of investment securities, other than short-term investments, for the year ended December 31, 2006 for each of the Portfolios were as follows:

	Purchase Cost of		Proceeds from Sales of
	Investment	U.S. Government	Investment	U.S. Government
Portfolio	Securities	Securities	Securities	Securities
U.S. Short-Term	130,170,478	30,962,968	148,038,433	19,709,980
Limited Duration	80,605,587	91,373,998	60,130,513	116,525,345
Mortgage	25,670,500	1,393,091,034	57,320,840	1,530,444,021
Worldwide	76,378,121	25,463,983	122,696,299	34,056,788
International	47,231,939	1,674,909	38,436,349	1,654,086
U.S. Inflation-Indexed	-	550,633,577	-	551,426,000
Global Inflation-Indexed Hedged	10,495,148	112,363,940	13,724,429	114,802,543

Mortgage engages in short-selling, in which Mortgage borrows a security to make delivery to the dealer that the security was sold to and then is obligated to replace it by purchasing the security at current market value. Mortgage incurs a loss if the price of the security increases between the date of the short sale and the date on which Mortgage purchases the security to cover the short sale. Mortgage realizes a gain if the price of the security declines between those dates. While Mortgage has a borrowed security, Mortgage will maintain daily a segregated account with a broker and/or custodian, of cash and/or liquid securities sufficient to cover its short position (see Note 12). At December 31, 2006, Mortgage held no short positions.

Mortgage and Worldwide may enter into dollar roll transactions with respect to the mortgage-backed securities to a financial institution and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date, at an agreed upon price.

5. Forward Foreign Exchange Contracts

Each Portfolio may enter into forward foreign exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings with counterparties which the Portfolios’ Adviser has deemed creditworthy. A forward foreign exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are valued daily, and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rate at the dates of entry into the contracts and the forward rates

   FFTW Funds, Inc.

Notes to Financial Statements (continued)
December 31, 2006

5. Forward Foreign Exchange Contracts (continued)

at the reporting date, is included in the statement of assets and liabilities and in the statement of operations as unrealized gains and losses. Realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency-related transactions in the Statement of Operations. The Portfolios’ custodian will place and maintain cash not available for investment, U.S. government securities, or other appropriate liquid, unencumbered securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio’s commitments under certain open forward foreign exchange contracts (see Note 12). Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Each Portfolio may enter into foreign currency transactions on the spot markets (foreign currency translations that settle in two days) in order to pay for foreign investment purchases or to convert to U.S. dollars the proceeds from foreign investment sales or coupon interest receipts.

The details each Portfolio’s outstanding forward foreign exchange contracts at December 31, 2006 (if applicable), are contained at the end of the Schedule of Investments of that Portfolio.

6. Financial Futures Contracts

Each Portfolio may enter into financial futures contracts to hedge its interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation of the price of futures contracts with the underlying interest rate risk.

Investments in financial futures contracts require the Portfolio to "mark to market" open positions on a daily basis, in order to reflect the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities.

At December 31, 2006, the Portfolios placed U.S. Treasury bills, other liquid securities or cash with the futures clearing broker with respect to their financial futures contracts as follows:

December 31, 2006
Portfolio	Collateral Value
Limited Duration	$48,956
Mortgage	220,302
Worldwide	1,377,194
International	757,457
U.S. Inflation-Indexed	68,538
Global Inflation-Indexed Hedged	24,478

The details of each Portfolio’s open futures contracts at December 31, 2006 (if applicable), are contained at the end of the Schedule of Investments of that Portfolio.

   FFTW Funds, Inc.

Notes to Financial Statements (continued)
December 31, 2006

7. Capital Stock Transactions

As of December 31, 2006, the Fund complex has authorized 5,000,000,000 shares, each with a par value of $0.001. Each Portfolio has been allocated 200,000,000 shares, with the remainder as unallocated.

Transactions in capital stock for U.S. Short-Term were as follows for the periods indicated:

	Year Ended		Year Ended
	December 31, 2006		December 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	36,655,094	$340,661,700	35,368,816	$329,310,895
Shares issued related to reinvestment of
dividends	766,191	7,120,955	491,073	4,570,902
	37,421,285	347,782,655	35,859,889	333,881,797
Shares redeemed	39,305,334	365,263,314	36,070,872	335,890,282
Net decrease	(1,884,049)	$(17,480,659)	(210,983)	$(2,008,485)

Transactions in capital stock for Limited Duration were as follows for the periods indicated:

	Year Ended		Year Ended
	December 31, 2006		December 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	2,059,457	$19,680,000	8,294,843	$80,416,650
Shares issued related to reinvestment of
dividends	476,225	4,544,957	485,251	4,681,845
	2,535,682	24,224,957	8,780,094	85,098,495
Shares redeemed	3,408,853	32,563,302	4,869,805	47,005,221
Net increase (decrease)	(873,171)	$(8,338,345)	3,910,289	$38,093,274

Transactions in capital stock for Mortgage were as follows for the periods indicated:

	Year Ended		Year Ended
	December 31, 2006		December 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	81,633	$800,002	4,682,744	$47,079,546
Shares issued related to reinvestment of
dividends	838,784	8,240,084	566,691	5,696,350
	920,417	9,040,086	5,249,435	52,775,896
Shares redeemed	12,242,447	122,097,966	196,271	2,000,000
Net increase (decrease)	(11,322,030)	$(113,057,880)	5,053,164	$50,775,896

    FFTW Funds, Inc.

Notes to Financial Statements (continued)
December 31, 2006

7. Capital Stock Transactions (continued)

Transactions in capital stock for Worldwide were as follows for the periods indicated:

	Year Ended		Year Ended
	December 31, 2006		December 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	2,467,604	$20,689,492	2,050,200	$18,692,913
Shares issued related to reinvestment of
dividends	419,115	3,516,034	1,524,772	13,293,120
	2,886,719	24,205,526	3,574,972	31,986,033
Shares redeemed	9,348,539	80,841,867	7,520,631	72,944,326
Net decrease	(6,461,820)	$(56,636,341)	(3,945,659)	$(40,958,293)

Transactions in capital stock for International were as follows for the periods indicated:

	Year Ended		Year Ended
	December 31, 2006		December 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	4,850,534	$36,366,769	3,203,459	$26,439,313
Shares issued related to reinvestment of
dividends	191,018	1,423,216	992,710	7,622,996
	5,041,552	37,789,985	4,196,169	34,062,309
Shares redeemed	3,707,763	27,635,362	3,092,316	25,312,064
Net increase	1,333,789	$10,154,623	1,103,853	$8,750,245

Transactions in capital stock for U.S. Inflation-Indexed were as follows for the periods indicated:

	Year Ended		Year Ended
	December 31, 2006		December 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	253,722	$2,580,000	2,590,745	$27,421,000
Shares issued related to reinvestment of
dividends	430,030	4,324,731	713,931	7,522,508
	683,752	6,904,731	3,304,676	34,943,508
Shares redeemed	413,668	4,200,000	2,183,225	22,630,885
Net increase	270,084	$2,704,731	1,121,451	$12,312,623

   FFTW Funds, Inc.

Notes to Financial Statements (continued)
December 31, 2006

7. Capital Stock Transactions (continued)

Transactions in capital stock for Global Inflation-Indexed Hedged were as follows for the periods indicated:

	Year Ended		Year Ended
	December 31, 2006		December 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	-	$-	1,556,900	$16,125,000
Shares issued related to reinvestment of
dividends	95,769	947,329	170,657	1,766,785
	95,769	947,329	1,727,557	17,891,785
Shares redeemed	616,349	6,050,557	1,996,529	20,308,377
Net decrease	(520,580)	$(5,103,228)	(268,972)	$(2,416,592)

8. Repurchase and Reverse Repurchase Agreements

Each Portfolio may enter into repurchase and reverse repurchase agreements. The Adviser determines creditworthiness of a repurchase agreement party, subject to the oversight of the Board of Directors. Under a repurchase agreement, a bank or securities firm which the Portfolio's Adviser has deemed creditworthy (that is, a dealer in U.S. government securities reporting to the Federal Reserve Bank of New York) or the Fund’s custodian, agrees to sell U.S. government securities to a Portfolio and repurchase such securities from such Portfolio at a mutually agreed upon price and date. Under a reverse repurchase agreement, a primary or reporting dealer in U.S. government securities purchases U.S. government securities from a Portfolio and the Portfolio agrees to repurchase the securities for an agreed price at a later date. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Portfolio may decline below the price of the securities that the Portfolio is obligated to repurchase. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, such Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. When a Portfolio engages in reverse repurchase transactions, the Portfolio will maintain, in a segregated account with its custodian, cash or securities equal in value to those subject to the reverse repurchase agreement (see Note 12). Each Portfolio will only engage in repurchase and reverse repurchase transactions with parties selected on the basis of such counterparty's creditworthiness.

The details each Portfolio’s reverse repurchase agreements during the year ended and at December 31, 2006 (if applicable), are contained at the end of the Schedule of Investments of that Portfolio.

9. Options Transactions

For hedging purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is limited to the premium paid, whether or not the option is exercised. In addition, each Portfolio bears the risk of a change in the market value of the underlying securities should the counterparty to the option contract fail to perform.

   FFTW Funds, Inc.

Notes to Financial Statements (continued)
December 31, 2006

9. Options Transactions (continued)

Purchased put and call options are accounted for in the same manner as portfolio securities. Investments in option contracts require the Portfolio to “mark to market” option contracts on a daily basis, in order to reflect the change in the market value of the contracts at the close of each day's trading. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by such Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, also is treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

10. Swap Transactions

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based on or calculated by reference to changes in specified prices or rates for a specified notional amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks include a possibility that no liquid market exists for these obligations, that the counterparty defaults on its obligation, or that unfavorable changes occur in the value of underlying securities or indices related to a swap contract. The loss incurred by the failure of a counterparty generally is limited to the net payment to be received by a Portfolio, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating overall potential risk.

11. Interest Only and Principal Only Securities

Interest only securities (IOs) entitle the holder to the interest payments in a pool of mortgages, Treasury bonds, or other bonds. Principal only securities (POs) entitle the holder to principal cash flows on the underlying pool. The Fund primarily invests in IOs and POs backed by mortgage securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investment in an IO. The fair market value of these securities is volatile in response to changes in interest rates.

12. Segregation of Assets

It is the policy of each of the Fund's Portfolios to have its custodian segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Fund's custodian has been instructed to segregate all assets on a settled basis. The Portfolios will not enter into transactions deemed to create leverage in excess of each Portfolio's ability to segregate up to 100% of its settled liquid assets.

   FFTW Funds, Inc.

Notes to Financial Statements (continued)
December 31, 2006

13. Concentration of Risks

The Portfolios may invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid and more volatile than the securities markets of the United States and developed foreign markets.

The Portfolios may invest in debt securities which are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater the risks. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default.

14. Investments in Affiliates

Affiliated issuer, as defined by the 1940 Act, of a Portfolio is one that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with such Portfolio. A summary of Worldwide’s investments in affiliates, for the year ended December 31, 2006, is noted below:

	Value,
	Beginning of			Value, End of	Dividend	Realized Gain
Portfolio	Year	Purchases	Sales Proceeds	Year	Income	Distributions
U.S. Short-Term	$9,945,708	$3,001,296	$12,944,966	$-	$469,699	$-
Mortgage	19,691,968	998,020	11,700,000	8,930,926	998,020	-
Total	$29,637,676	$3,999,316	$24,644,966	$8,930,926	$1,467,719	$-

   FFTW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Shareholders of FFTW Fund, Inc.

We have audited the accompanying statements of assets and liabilities of FFTW Funds, Inc. (comprising U.S. Short-Term, Limited Duration, Mortgage-Backed, Worldwide, International, U.S. Inflation-Indexed and Global Inflation-Indexed Hedged) (collectively the “Portfolios”), including the schedules of investments, as of December 31, 2006, the related statements of operations for the year ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the three years in the period ended December 31, 2004, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 28, 2005.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting FFTW Funds, Inc. as of December 31, 2006, and the results of their operations for the year then ended, the changes in net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

GRANT THORNTON LLP

New York, New York
February 22, 2007

   FFTW Funds, Inc.

Notes to Financial Statements (unaudited)

Federal Tax Status of Distributions

As required by current Federal income tax regulations, Worldwide and Global Inflation-Indexed Hedged hereby designate $114,123 and $254,342, respectively, as long term capital gain dividends subject to a maximum tax rate of 15%. In addition, International, U.S. Inflation-Indexed and Global Inflation-Indexed Hedged designates $1,821,167, $687,872 and $364,788, respectively, as a non-taxable return of capital distribution.

Proxy Voting Policy

A description of FFTW's proxy voting policies and procedures and FFTW's proxy voting record for the most recent twelve-month period ending June 30, 2006 are available without charge, upon request, by calling (800) 247-0473 and on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Reporting

FFTW files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. FFTW’s Form N-Q is available without charge, upon request, by calling (800) 247-0473. This information is also available on the website of the Securities and Exchange Commission at www.sec.gov. FFTW’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreements

At a meeting held on August 28, 2006, the Fund’s Board of Directors (including a separate vote of the independent directors) approved, subject to shareholder approval, the new Advisory Agreements between the Fund, on behalf of each Portfolio, and the Adviser. Each new Advisory Agreement for the seven Active Portfolios was considered and reviewed separately. The Board’s discussion for Worldwide, International and Global Inflation-Indexed Hedged primarily focused on the new Sub-Advisory Agreements because the Sub-Adviser is primarily responsible for the day-to-day management of those Portfolios. As such, the Sub-Adviser's annual fee is equal to the advisory fee for each of Worldwide, International and Global Inflation-Indexed Hedged, after any waivers. The nine Inactive Portfolios were considered as part of a general discussion. There were no affiliated broker transactions for the fiscal year ended December 31, 2006.

In determining whether to approve the new Advisory Agreements, the Board, including all of the independent directors, considered the likely impact of the change in control transaction between the Adviser and the BNP Paribas Group. They noted that while the transaction would provide additional capital to the Adviser, the Adviser would remain independent in its daily operations and that the transaction was not expected to impact the nature and quality of services provided to the Fund. The Board noted that there would be no change in the management of the Portfolios as a result of the transaction. There were no material changes to the existing Advisory Agreements. Finally, the Board re-affirmed all of their findings from the March 22, 2006 meeting when they approved each of the existing Advisory Agreements. The factors considered by the Board at the March 22, 2006 meeting in approving each of these contracts are described further below:

U.S. Short-Term

As part of its review in connection with the new Agreement relating to U.S. Short-Term, the Board carefully considered the following: (i) a memorandum from the Fund’s counsel setting forth the Board’s fiduciary duties and responsibilities under the 1940 Act and Maryland law and the factors the Board should consider in its evaluation of the advisory and sub-advisory agreements (the “Dechert Memorandum”); (ii) a report comparing the performance of this Portfolio to the performance of its applicable indices; (iii) a Lipper report comparing this Portfolio’s advisory fees and expenses to those of its peer group; (iv) the compensation paid to the Adviser by this Portfolio; (v) the fiduciary duty owed by the Adviser to this Portfolio with respect to such compensation;

   FFTW Funds, Inc.

Notes to Financial Statements (unaudited) (continued)
December 31, 2006

Approval of Investment Advisory Agreements (continued)

(vi) the services performed by the Adviser and the Adviser’s expertise with respect to those services; and (vii) the Adviser’s profitability.

The Board considered a number of factors in evaluating the Adviser. There was a clear consensus that the Adviser was an organization that placed the interests of this Portfolio’s shareholders first, did an excellent job of communicating with the Board and has demonstrated a positive culture of compliance. The Board used the Portfolio’s performance against its benchmark as well as its Lipper peer group to provide objective comparative benchmarks against which it could assess the Portfolio’s performance. The Board considered the Portfolio’s performance over the one-, five-, and 10-year periods and noted that the Portfolio had outperformed its benchmark in each reporting period. The Board considered those comparisons as helpful in their assessment as to whether the Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. Based on the foregoing, the Board concluded that the Adviser’s portfolio management services warranted approval. These determinations were not based merely on the materials provided at the meeting, but on the Board’s continued ongoing dealing with the Adviser. With regard to these areas, the Board was satisfied that the quality and nature of the services provided by the Adviser argued in favor of approving this Portfolio’s new Advisory Agreement.

The Board reviewed the Fee and Expense Analysis for Institutional Ultra-Short Obligation Funds. The Portfolio’s net advisory fee and total expenses were about equal to the industry medians. Considering these fees against the fees charged by advisers to similar funds and evaluating the Adviser’s services, the Board concluded that the fees charged by the Adviser are within the range of what would be attained in an arms-length negotiation. The Board based its evaluation on all material factors presented to it at this meeting, including: (i) the terms of the agreement; (ii) the reasonableness of the advisory fee in light of the nature and quality of the advisory services provided and any additional benefits received by the Adviser in connection with providing services to the Portfolio; (iii) the nature, quality, cost and extent of the services performed by the Adviser; (iv) the expense ratio of the Portfolio as compared to the expense ratios of similar funds; and (v) the overall organization and experience of the Adviser as well as the Adviser’s profitability and financial condition. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the new Advisory Agreement for this Portfolio.

Limited Duration

As part of its review in connection with the new Advisory Agreement relating to Limited Duration, the Board carefully considered the following: (i) the Dechert Memorandum; (ii) a report comparing the performance of this Portfolio to the performance of its applicable indices; (iii) a Lipper report comparing this Portfolio’s advisory fees and expenses to those of its peer group; (iv) the compensation paid to the Adviser by this Portfolio; (v) the fiduciary duty owed by the Adviser to this Portfolio with respect to such compensation; (vi) the services performed by the Adviser and the Adviser’s expertise with respect to those services; and (vii) the Adviser’s profitability.

The Board considered a number of factors in evaluating the Adviser. There was a clear consensus that the Adviser was an organization that placed the interests of this Portfolio’s shareholders first, did an excellent job of communicating with the Board and has demonstrated a positive culture of compliance. The Board used the Portfolio’s performance against its benchmark as well as its Lipper peer group to provide objective comparative benchmarks against which it could assess the Portfolio’s performance. The Board considered the Portfolio’s performance over the one-, five-, and 10-year periods and noted that the Portfolio had outperformed its benchmark in each reporting period. The Board considered those comparisons as helpful in their assessment as

   FFTW Funds, Inc.

Notes to Financial Statements (unaudited) (continued)
December 31, 2006

Approval of Investment Advisory Agreements (continued)

to whether the Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. Based on the foregoing, the Board concluded that the Adviser’s portfolio management services warranted approval. These determinations were not based merely on the materials provided at the meeting, but on the Board’s continued ongoing dealing with the Adviser. With regard to these areas, the Board was satisfied that the quality and nature of the services provided by the Adviser argued in favor of approving this Portfolio’s new Advisory Agreement.

The Board reviewed the Fee and Expense Analysis for Institutional Short Investment-Grade Debt Funds. The Portfolio’s net advisory fee and total expenses were below industry medians. Considering these fees against other fees charged by advisers to similar funds and evaluating the Adviser’s services, the Board concluded that the fees charged by the Adviser are within the range of what would be attained in an arms-length negotiation. The Board based its evaluation on all material factors presented to it at this meeting, including: (i) the terms of the agreement; (ii) the reasonableness of the advisory fee in light of the nature and quality of the advisory services provided and any additional benefits received by the Adviser in connection with providing services to the Portfolio; (iii) the nature, quality, cost and extent of the services performed by the Adviser; (iv) the expense ratio of the Portfolio as compared to the expense ratios of similar funds; and (v) the overall organization and experience of the Adviser as well as the Adviser’s profitability and financial condition. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the new Advisory Agreement for this Portfolio.

Mortgage-Backed

As part of its review in connection with the new Advisory Agreement relating to Mortgage, the Board carefully considered the following: (i) the Dechert Memorandum; (ii) a report comparing the performance of this Portfolio to the performance of its applicable indices; (iii) a Lipper report comparing this Portfolio’s advisory fees and expenses to those of its peer group; (iv) the compensation paid to the Adviser by this Portfolio; (v) the fiduciary duty owed by the Adviser to this Portfolio with respect to such compensation; (vi) the services performed by the Adviser and the Adviser’s expertise with respect to those services; and (vii) the Adviser’s profitability.

The Board considered a number of factors in evaluating the Adviser. There was a clear consensus that the Adviser was an organization that placed the interests of this Portfolio’s shareholders first, did an excellent job of communicating with the Board and has demonstrated a positive culture of compliance. The Board used the Portfolio’s performance against its benchmark as well as its Lipper peer group to provide objective comparative benchmarks against which it could assess the Portfolio’s performance. The Board considered the Portfolio’s performance over the one- and five-year periods and since inception and noted that the Portfolio had outperformed its benchmark in each reporting period. The Board considered those comparisons as helpful in their assessment as to whether the Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. The Board also considered that the recent change in portfolio manager had not harmed the Portfolio’s performance. Based on the foregoing, the Board concluded that the Adviser’s portfolio management services warranted approval. These determinations were not based merely on the materials provided at the meeting, but on the Board’s continued ongoing dealing with the Adviser. With regard to these areas, the Board was satisfied that the quality and nature of the services provided by the Adviser argued in favor of approving this Portfolio’s new Advisory Agreement.

   FFTW Funds, Inc.

Notes to Financial Statements (unaudited) (continued)
December 31, 2006

Approval of Investment Advisory Agreements (continued)

The Board reviewed the Fee and Expense Analysis for Institutional U.S. Mortgage Funds. The Portfolio’s net advisory fee and total expenses were below industry medians. Considering these fees against other fees charged by advisers to similar funds and evaluating the Adviser’s services, the Board concluded that the fees charged by the Adviser are within the range of what would be attained in an arms-length negotiation. The Board based its evaluation on all material factors presented to it at this meeting, including: (i) the terms of the agreement; (ii) the reasonableness of the advisory fee in light of the nature and quality of the advisory services provided and any additional benefits received by the Adviser in connection with providing services to the Portfolio; (iii) the nature, quality, cost and extent of the services performed by the Adviser; (iv) the expense ratio of the Portfolio as compared to the expense ratios of similar funds; and (v) the overall organization and experience of the Adviser as well as the Adviser’s profitability and financial condition. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the new Advisory Agreement for this Portfolio.

Worldwide

As part of its review in connection with the new Advisory Agreement relating to Worldwide, the Board carefully considered whether the Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. The Sub-Adviser is primarily responsible for the day-to-day management of the Portfolio, and the Adviser pays any compensation to the Sub-Adviser from its advisory fee. A detailed discussion of the Board’s consideration of the new Sub-Advisory Agreement for this Portfolio is set forth below.

International

As part of its review in connection with the new Advisory Agreement relating to International, the Board carefully considered whether the Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. The Sub-Adviser is primarily responsible for the day-to-day management of the Portfolio, and the Adviser pays any compensation to the Sub-Adviser from its advisory fee. A detailed discussion of the Board’s consideration of the new Sub-Advisory Agreement for this Portfolio is set forth below.

U.S. Inflation-Indexed

As part of its review in connection with the new Advisory Agreement relating to U.S. Inflation-Indexed, the Board carefully considered the following: (i) the Dechert Memorandum; (ii) a report comparing the performance of this Portfolio to the performance of its applicable indices; (iii) a Lipper report comparing this Portfolio’s advisory fees and expenses to those of its peer group; (iv) the compensation paid to the Adviser by this Portfolio; (v) the fiduciary duty owed by the Adviser to this Portfolio with respect to such compensation; (vi) the services performed by the Adviser and the Adviser’s expertise with respect to those services; and (vii) the Adviser’s profitability.

The Board considered a number of factors in evaluating the Adviser. There was a clear consensus that the Adviser was an organization that placed the interests of this Portfolio’s shareholders first, did an excellent job of communicating with the Board and has demonstrated a positive culture of compliance. The Board used the Portfolio’s performance against its benchmark as well as its Lipper peer group to provide objective comparative benchmarks against which it could assess the Portfolio’s performance. The Board considered the Portfolio’s performance over the one- and three-year periods and since inception and noted that the Portfolio had outperformed its benchmark in each reporting period. The Board considered those comparisons as helpful in their

   FFTW Funds, Inc.

Notes to Financial Statements (unaudited)

Approval of Investment Advisory Agreements (continued)

assessment as to whether the Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. Based on the foregoing, the Board concluded that the Adviser's portfolio management services warranted approval. These determinations were not based merely on the materials provided at the meeting, but on the Board’s continued ongoing dealing with the Adviser. With regard to these areas, the Board was satisfied that the quality and nature of the services provided by the Adviser argued in favor of approving this Portfolio’s new Advisory Agreement.

The Board reviewed the Fee and Expense Analysis for Institutional Intermediate U.S. Treasury Funds. The Portfolio’s net advisory fee and total expenses were below industry medians. Considering these fees against other fees charged by advisers to similar funds and evaluating the Adviser’s services, the Board concluded that the fees charged by the Adviser are within the range of what would be attained in an arms-length negotiation. The Board based its evaluation on all material factors presented to it at this meeting, including: (i) the terms of the agreement; (ii) the reasonableness of the advisory fee in light of the nature and quality of the advisory services provided and any additional benefits received by the Adviser in connection with providing services to the Portfolio; (iii) the nature, quality, cost and extent of the services performed by the Adviser; (iv) the expense ratio of the Portfolio as compared to the expense ratios of similar funds; and (v) the overall organization and experience of the Adviser as well as the Adviser’s profitability and financial condition. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the new Advisory Agreement for this Portfolio.

Global Inflation-Indexed Hedged

As part of its review in connection with the new Advisory Agreement relating to Global Inflation-Indexed Hedged, the Board carefully considered whether the Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. The Sub-Adviser is primarily responsible for the day-to-day management of the Portfolio, and the Adviser pays any compensation to the Sub-Adviser from its advisory fee. A detailed discussion of the Board’s consideration of the new Sub-Advisory Agreement for this Portfolio is set forth below.

Sub-Advisory Agreements

At a meeting held on August 28, 2006, the Fund’s Board of Directors (including a separate vote of the Independent Directors) approved, subject to shareholder approval, the new Sub-Advisory Agreements between the Fund, on behalf of Worldwide, International and Global Inflation-Indexed Hedged, and the Adviser. Each new Sub-Advisory Agreement for the three active Portfolios was considered and reviewed separately.

In determining whether to approve the new Sub-Advisory Agreements, the Board, including all of the Independent Directors, noted that there were no material changes to the existing Sub-Advisory Agreements and also reviewed and considered the following information:

Worldwide

As part of its review in connection with the Sub-Advisory Agreement relating to Worldwide, the Board carefully considered the following: (i) the Dechert Memorandum; (ii) a report comparing the performance of this Portfolio to the performance of its applicable indices; (iii) a Lipper report comparing this Portfolio’s advisory fees and expenses to those of its peer group; (iv) the compensation paid to the Sub-Adviser by this Portfolio; (v) the

   FFTW Funds, Inc.

Notes to Financial Statements (unaudited)

Approval of Sub-Advisory Agreements (continued)

duty owed by the Sub-Adviser to this Portfolio with respect to such compensation; and (vi) the services performed by the Sub-Adviser and the Sub-Adviser’s expertise with respect to those services. The Board did not separately consider the Sub-Adviser’s profitability because the Adviser and Sub-Adviser have common ownership.

The Board considered a number of factors in evaluating the Sub-Adviser. There was a clear consensus that the Sub-Adviser was an organization that placed the interests of this Portfolio’s shareholders first, did an excellent job of communicating with the Board and has demonstrated a positive culture of compliance. The Board used the Portfolio’s performance against its benchmark as well as its Lipper peer group to provide objective comparative benchmarks against which it could assess the Portfolio’s performance. The Board considered the Portfolio’s performance over the one-, five-, and 10-year periods and noted that while the Portfolio had underperformed in relation to its benchmark over the one- and five-year reporting periods, it was slightly ahead of its benchmark over the 10-year time period. The Board considered those comparisons as helpful in their assessment as to whether the Sub-Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. Based on the foregoing, the Board concluded that the Sub-Adviser's portfolio management services warranted approval. These determinations were not based merely on the materials provided at the meeting, but on the Board’s continued ongoing dealing with the Sub-Adviser. With regard to these areas, the Board was satisfied that the quality and nature of the services provided by the Sub-Adviser argued in favor of approving this Portfolio’s Sub-Advisory Agreement.

The Board reviewed the Fee and Expense Analysis for Institutional Global Income Funds. The Portfolio’s net advisory fee and total expenses were below industry medians. Considering these fees against other fees charged by advisers to similar funds and evaluating the Sub-Adviser’s services, the Board concluded that the fees charged by the Sub-Adviser are within the range of what would be attained in an arms-length negotiation. The Board based its evaluation on all material factors presented to it at this meeting, including: (i) the terms of the agreement; (ii) the reasonableness of the sub-advisory fee in light of the nature and quality of the advisory services provided and any additional benefits received by the Sub-Adviser in connection with providing services to the Portfolio; (iii) the nature, quality, cost and extent of the services performed by the Sub-Adviser; (iv) the expense ratio of the Portfolio as compared to the expense ratios of similar funds; and (v) the overall organization and experience of the Sub-Adviser as well as the Sub-Adviser’s profitability and financial condition. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the Sub-Advisory Agreement for this Portfolio.

International

As part of its review in connection with the new Sub-Advisory Agreement relating to International, the Board carefully considered the following: (i) the Dechert Memorandum; (ii) a report comparing the performance of this Portfolio to the performance of its applicable indices; (iii) a Lipper report comparing this Portfolio’s advisory and sub-advisory fees and expenses to those of its peer group; (iv) the compensation paid to the Sub-Adviser by this Portfolio; (v) the fiduciary duty owed by the Sub-Adviser to this Portfolio with respect to such compensation; and (vi) the services performed by the Sub-Adviser and the Sub-Adviser’s expertise with respect to those services. The Board did not separately consider the Sub-Adviser’s profitability because the Adviser and Sub-Adviser have common ownership.

   FFTW Funds, Inc.

Notes to Financial Statements (unaudited) (continued)
December 31, 2006

Approval of Sub-Advisory Agreements (continued)

The Board considered a number of factors in evaluating the Sub-Adviser. There was a clear consensus that the Sub-Adviser was an organization that placed the interests of this Portfolio’s shareholders first, did an excellent job of communicating with the Board and has demonstrated a positive culture of compliance. The Board used the Portfolio’s performance against its benchmark as well as its Lipper peer group to provide objective comparative benchmarks against which it could assess the Portfolio’s performance. The Board considered the Portfolio’s performance over the one- and five-year reporting periods and since inception and noted that the Portfolio had underperformed its benchmark over the one- and five-year periods but had outpaced its benchmark in the 9-plus years since inception. The Board considered those comparisons as helpful in their assessment as to whether the Sub-Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. Based on the foregoing, the Board concluded that the Sub-Adviser’s portfolio management services warranted approval. These determinations were not based merely on the materials provided at the meeting, but on the Board’s continued ongoing dealing with the Sub-Adviser. With regard to these areas, the Board was satisfied that the quality and nature of the services provided by the Sub-Adviser argued in favor of approving this Portfolio’s Sub-Advisory Agreement.

The Board reviewed the Fee and Expense Analysis for Institutional International Income Funds. The Portfolio’s net advisory fee and total expenses were below industry medians. Considering these fees against other fees charged by advisers to similar funds and evaluating the Sub-Adviser’s services, the Board concluded that the fees charged by the Sub-Adviser are within the range of what would be attained in an arms-length negotiation. The Board based its evaluation on all material factors presented to it at this meeting, including: (i) the terms of the agreement; (ii) the reasonableness of the advisory fee in light of the nature and quality of the advisory services provided and any additional benefits received by the Sub-Adviser in connection with providing services to the Portfolio; (iii) the nature, quality, cost and extent of the services performed by the Sub-Adviser; (iv) the expense ratio of the Portfolio as compared to the expense ratios of similar funds; and (v) the overall organization and experience of the Sub-Adviser as well as the Sub-Adviser’s profitability and financial condition. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the new Sub-Advisory Agreement for this Portfolio.

Global Inflation-Indexed Hedged

As part of its review in connection with the new Sub-Advisory Agreement relating to Global Inflation-Indexed Hedged, the Board carefully considered the following: (i) the Dechert Memorandum; (ii) a report comparing the performance of this Portfolio to the performance of its applicable indices; (iii) a Lipper report comparing this Portfolio’s advisory and sub-advisory fees and expenses to those of its peer group; (iv) the compensation paid to the Sub-Adviser by this Portfolio; (v) the fiduciary duty owed by the Sub-Adviser to this Portfolio with respect to such compensation; and (vi) the services performed by the Sub-Adviser and the Sub-Adviser’s expertise with respect to those services. The Board did not separately consider the Sub-Adviser’s profitability because the Adviser and Sub-Adviser have common ownership.

The Board considered a number of factors in evaluating the Sub-Adviser. There was a clear consensus that the Sub-Adviser was an organization that placed the interests of this Portfolio’s shareholders first, did an excellent job of communicating with the Board and has demonstrated a positive culture of compliance. The Board used the Portfolio’s performance against its benchmark as well as its Lipper peer group to provide objective comparative benchmarks against which it could assess the Portfolio’s performance. The Board considered the Portfolio’s performance over the past year and since inception and noted that while the Portfolio had underperformed its benchmark over the past year it was essentially on par with its benchmark since inception nearly three years ago.

   FFTW Funds, Inc.

Notes to Financial Statements (unaudited) (continued)
December 31, 2006

Approval of Sub-Advisory Agreements (continued)

The Board considered those comparisons as helpful in their assessment as to whether the Sub-Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. Based on the foregoing, the Board concluded that the Sub-Adviser's portfolio management services warranted approval. These determinations were not based merely on the materials provided at the meeting, but on the Board’s continued ongoing dealing with the Sub-Adviser. With regard to these areas, the Board was satisfied that the quality and nature of the services provided by the Sub-Adviser argued in favor of approving this Portfolio’s new Sub-Advisory Agreement.

Due to a scarcity of global inflation-indexed funds, the Board reviewed the Fee and Expense Analysis for Institutional Global Income Funds. The Portfolio’s net advisory fee and total expenses were below industry medians. In addition, the Board took note that the Portfolio’s fees were comparable to domestic inflation-indexed funds, notwithstanding the higher costs of managing an international portfolio. Considering these fees against other fees charged by advisers to similar funds and evaluating the Sub-Adviser’s services, the Board concluded that the fees charged by the Sub-Adviser are within the range of what would be attained in an arms-length negotiation. The Board based its evaluation on all material factors presented to it at this meeting, including: (i) the terms of the agreement; (ii) the reasonableness of the advisory fee in light of the nature and quality of the advisory services provided and any additional benefits received by the Sub-Adviser in connection with providing services to the Portfolio; (iii) the nature, quality, cost and extent of the services performed by the Sub-Adviser; (iv) the expense ratio of the Portfolio as compared to the expense ratios of similar funds; and (v) the overall organization and experience of the Sub-Adviser as well as the Sub-Adviser’s profitability and financial condition. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the new Sub-Advisory Agreement for this Portfolio.

Special Meetings of Shareholders

Special meetings of shareholders of the Funds were held on October 17, 2006, November 10, 2006 and December 4, 2006 (each referred to as the “Meeting”). The meetings were held to (1) approve new investment advisory agreements (All Funds) and (2) approve new investment sub-advisory agreements (Worldwide Portfolio, International Portfolio and Global Inflation-Indexed Hedged Portfolio). At record date, September 5, 2006, the number of shares outstanding on record date, number of shares represented at the meeting, and the details of the voting with respect to the stated matters are given below. All matters presented received the required number of affirmative votes for approval.

	Shares	Shares
	Outstanding	Represented
U.S. Short-Term	15,600,426	11,150,687
Limited Duration	11,391,304	6,022,450
Mortgage-Backed	16,955,064	13,019,464
Worldwide	16,018,246	9,478,864
International	11,608,256	7,384,472
U.S. Inflation-Indexed	10,797,844	10,762,842
Global Inflation-Indexed Hedged	1,872,585	1,499,809

   FFTW Funds, Inc.

Notes to Financial Statements (unaudited) (continued)
December 31, 2006

Special Meetings of Shareholders (continued)

(1) Approve new investment advisory agreements
	Affirmative	Against	Abstain
U.S. Short-Term	11,150,687	-	-
Limited Duration	6,022,450	-	-
Mortgage-Backed	13,019,464	-	-
Worldwide	9,478,864	-	-
International	7,341,975	30,292	12,205
U.S. Inflation-Indexed	10,797,844	-	-
Global Inflation-Indexed Hedged	1,499,809	-	-

(2) Approve new investment sub-advisory agreements

	Affirmative	Against	Abstain
Worldwide	9,478,864	-	-
International	7,327,366	30,292	17,549
Global Inflation-Indexed Hedged	1,499,809	-	-

   FFTW Funds, Inc.

Fund Expenses
December 31, 2006 (unaudited)

     The Portfolios incur ongoing operating expenses during the normal course of business, such as management fees, shareholder service fees and other expenses. The following tables, assuming a $1000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended December 31, 2006, based on, (1) the Portfolio’s actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Portfolio’s actual expenses:

U.S. Short Term
			Operating
	Beginning	Ending	Expense
	Amount	Value	Incurred*
(1) Actual	$1,000.00	$1,028.52	$1.96
(2) Hypothetical	1,000.00	1,023.25	1.96

*	Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2006 of 0.38%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Limited Duration
			Operating
	Beginning	Ending	Expense
	Amount	Value	Incurred*
(1) Actual	$1,000.00	$1,030.05	$2.10
(2) Hypothetical	1,000.00	1,023.12	2.09

*	Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2006 of 0.41%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Mortgage
			Operating
	Beginning	Ending	Expense
	Amount	Value	Incurred*
(1) Actual	$1,000.00	$1,047.43	$2.74
(2) Hypothetical	1,000.00	1,022.50	2.71

*	Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2006 of 0.53%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

   FFTW Funds, Inc.

Fund Expenses (continued)
December 31, 2006 (unaudited)

Worldwide
			Operating
	Beginning	Ending	Expense
	Amount	Value	Incurred*
(1) Actual	$1,000.00	$1,037.15	$3.08
(2) Hypothetical	1,000.00	1,022.15	3.06

*	Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2006 of 0.60%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

International
			Operating
	Beginning	Ending	Expense
	Amount	Value	Incurred*
(1) Actual	$1,000.00	$1,030.97	$4.15
(2) Hypothetical	1,000.00	1,021.08	4.13

*	Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2006 of 0.81%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

U.S. Inflation-Indexed
			Operating
	Beginning	Ending	Expense
	Amount	Value	Incurred*
(1) Actual	$1,000.00	$1,027.17	$1.79
(2) Hypothetical	1,000.00	1,023.42	1.79

*	Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2006 of 0.35%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Global Inflation-Indexed
			Operating
	Beginning	Ending	Expense
	Amount	Value	Incurred*
(1) Actual	$1,000.00	$1,027.41	$2.56
(2) Hypothetical	1,000.00	1,022.66	2.55

*	Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2006 of 0.50%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

   FFTW Funds, Inc.

Directors and Officers

Listed in the charts below is basic information regarding the Directors and officers of the Fund.

Independent Directors:

Number of
Portfolios in
			Principal	Fund
		Term of Office[1]	Occupation(s)	Complex	Other
Name, Address,	Position(s) Held	and Length of	During Past Five	Overseen by	Directorships
and Age	with Fund	Time Served	Years	Director	Held by Director
John C Head III	Director and	Director since	Managing Member	16	Director of
c/o FFTW, Inc.	Chairman of the	June 1989;	of Head & Company		several private
200 Park Avenue	Board	Chairman of the	L.L.C. since 1987.		companies.
New York, NY		Board since
Born 1948		September 2005

Lawrence B.	Director	Since April 1991	Professor Emeritus	16	Director –
Krause			at the University of		PriceSmart Inc.
c/o FFTW, Inc.			California - San
200 Park Avenue			Diego ("UCSD"), La
New York, NY			Jolla, CA from 1987
Born 1929			to 1998; member of
the Council on
Foreign Relations
and Journal of
Economic
Research.

Saul H. Hymans	Director	Since April 1999	Professor Emeritus	16	N/A
c/o FFTW, Inc.			of Economics and
200 Park Avenue			Statistics and
New York, NY			Director of the
Born 1937			Research Seminar
in Quantitative
Economics at the
University of
Michigan; member
of the Michigan
faculty since 1964.

Andrea Redmond	Director	Since April 1999	Managing	16	N/A
c/o FFTW, Inc.			Director of
200 Park Avenue			Russell Reynolds
New York, NY			Associates, Inc.,
Born 1956			an executive
search firm, from
1986 to 2006.

  1 Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

   FFTW Funds, Inc.

Directors and Officers (continued)

Interested Director:

Number of
Portfolios in
			Principal	Fund
		Term of Office[1]	Occupation(s)	Complex	Other
Name, Address,	Position(s) Held	and Length of	During Past Five	Overseen by	Directorships
and Age	with Fund	Time Served	Years	Director	Held by Director
Stephen P.	Director, Chief	Chief Executive	Managing Director	16	Director of the
Casper[2]	Executive Officer	Officer and	of FFTW, Inc. and		following Boards:
FFTW, Inc.	and President.	President since	its parent company,		The Depository
200 Park Avenue		November 2002,	Charter Atlantic		Trust & Clearing
New York, NY		formerly Vice	Corporation since		Corporation, The
Born 1950		President from	December 1991;		Depository Trust
		February 2001-	Chief Executive		Company,
		November 2002,	Officer and		National
		Director since	President since April		Securities
		November 1997;	2004; Chief		Clearing
		formerly,	Operating Officer of		Corporation,
		Treasurer from	FFTW, Inc. and its		Fixed Income
		October 1990 –	parent company		Clearing
		November 1997	Charter Atlantic		Corporation,
			Corporation since		Fischer Francis
			May 2001.		Trees & Watts
(Singapore) Pte
Ltd, FFTW Funds
Selection, FFTW
Funds Selection
II, FFTW Global
Credit Fund SPC,
MarketAxess
Holdings, Inc.,
FFTW Mortgage
Total Return
Fund plc, and
FFTW Global
Debt Fund plc.

[1] Mr. Casper is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

  [2] Mr. Casper is considered an “interested person” of FFTW Funds, Inc. as defined in the Investment Company Act of 1940, as amended, because of his position with FFTW, Inc., which serves as Investment Adviser to the Fund.

   FFTW Funds, Inc.

Directors and Officers (continued)

Principal Officers:

	Position(s) Held with	Term of Office[1] and Length	Principal Occupation(s)
Name, Address, and Age	Fund	of Time Served	During Past Five Years
Robin S. Meister	Secretary and Chief	Since May 2000	Chief Compliance Officer of FFTW,
FFTW, Inc.	Legal Officer		Inc. since 2004; Chief Legal and
200 Park Avenue			Risk Officer of FFTW, Inc. since
New York, NY			2002; Managing Director of FFTW,
Born 1958			Inc. since 2003; General Counsel of
FFTW, Inc. since September 1998.

Ty D. Oyer	Assistant Secretary	Since September 2006	Assistant Secretary of the Fund
Vastardis Fund Services LLC			since September 2006; Vice
41 Madison Avenue, 30th Floor			President of Vastardis Fund
New York, NY 10010			Services LLC since August 2006;
Born 1971			private practice attorney from 2002.

Susan L. Silva	Assistant Treasurer	Since September 2006	Assistant Treasurer of the Fund
Vastardis Fund Services LLC			since September 2006; Vice
41 Madison Avenue, 30th Floor			President of Vastardis Fund
New York, NY 10010			Services LLC since August 2006;
Born 1967			Treasurer of The FBR Funds from
2002 through 2006 and officer of
FBR National Trust Company from
2001 through 2005.

Guy F. Talarico	Chief Compliance	Since August 2006	Chief Compliance Officer of the
Alaric Compliance Services LLC	Officer		Fund since August 2006. CEO of
41 Madison Avenue, 30th Floor			ALARIC Compliance Services, LLC
New York, NY 10010			since January 2006. Co-Chief
Born 1955			Executive Officer of EOS
Compliance Services, LLC from
June 2004 to December 2005.
Senior Director of Investors Bank &
Trust Institutional Custody Division
from February 2001 to June 2004.

William E. Vastardis	Treasurer, Chief	Treasurer and Chief	President of Vastardis Fund
Vastardis Fund Services LLC	Financial Officer and	Financial Officer since	Services LLC since 2003; President
41 Madison Avenue, 30th Floor	Anti-Money	November 1997; AMLCO	of Vastardis Compliance Services
New York, NY 10010	Laundering	since September 2002;	LLC since August 2004; Managing
Born 1955	Compliance Officer	formerly, Chief	Director for Investors Capital
	(AMLCO)	Compliance Officer from	Services, Inc. (formerly AMT Capital
		October 2004 to July	Services, Inc.) from 1992 to 2003.
2006; formerly, Secretary
from February 1998 to
May 2000

Michael L. Wyne	Vice President	Since December 2003	Director of Operations/Head of
FFTW, Inc.			Global Reporting/Analytics and
200 Park Avenue			Marketing at FFTW, Inc. since 1986.
New York, NY
Born 1960

[1] Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

OFFICERS & DIRECTORS AND OTHER PERTINENT INFORMATION

OFFICERS AND DIRECTORS	Investment Adviser
Fischer Francis Trees & Watts, Inc.
Stephen P. Casper	200 Park Avenue
Director, President and Chief	New York, NY 10166
Executive Officer of the Fund
Sub-Adviser
John C Head III	Fischer Francis Trees & Watts
Director and Chairman of the	2 Royal Exchange
Board of the Fund	London, EC3V 3RA

Saul H. Hymans	Administrator
Director of the Fund	Vastardis Fund Services LLC
41Madison Avenue, 30th Floor
Lawrence B. Krause	New York, NY 10010
Director of the Fund
Distributor
Andrea Redmond	Quasar Distributors, LLC
Director of the Fund	615 East Michigan Street
Milwaukee, WI 53202
William E. Vastardis
Chief Financial Officer, Anti-Money	Custodian and Fund Accounting Agent
Laundering Compliance Officer of the Fund	Investors Bank & Trust Company
200 Clarendon St.
Robin S. Meister	Boston, MA 02116
Secretary and Chief Legal Officer of the Fund
Transfer and Dividend Disbursing Agent
Guy F. Talarico	Investors Bank & Trust Company
Chief Compliance Officer of the Fund	200 Clarendon St.
Boston, MA 02116
Susan Silva
Assistant Treasurer of the Fund	Legal Counsel
Dechert LLP
Ty D. Oyer	1775 I Street, N.W.
Assistant Secretary of the Fund	Washington, D.C. 20006-2401

Independent Auditors
Grant Thornton LLP
60 Broad Street
New York, NY 10004

Item 2. Code of Ethics.

     As of December 31, 2006, the Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2006, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a).

Item 3. Audit Committee Financial Expert.

     The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is John C. Head III, who is “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     Grant Thornton LLP served as the Fund’s independent registered public accounting firm for 2005 and 2006.

(a)

AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Grant Thornton LLP, for the audit of the Registrant’s annual financial statements for 2006 and 2005 were $230,000 and $251,309, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2006 and 2005.

(c)

TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Grant Thornton LLP for the review of Form 1120-RIC, Form 8613, Form CT-3, Form CT-3M/4M, Form NYC 3L, review of excise tax distribution calculations, IRS diversification testing and preparation of estimated tax reporting factors for 2006 and 2005 were $48,615 and $39,700, respectively.

(d)

ALL OTHER FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Grant Thornton LLP for the review of Anti-Money Laundering procedures and controls for 2006 and 2005 were $23,800 and $32,263, respectively.

(e)

(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) Not applicable.

(f)	Not applicable.

(g)

There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.

(h)	Not applicable.

Items 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     Not applicable.

Items 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Items 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

     Not applicable.

Items 10. Submission of Matters to a Vote of Security Holders.

     The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics in Item 2 is attached hereto as an Exhibit.

(a)(2) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant, as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FFTW Funds, Inc.

By (Signature and Title)	/s/ Stephen P. Casper
Stephen P. Casper, President and Chief Executive Officer

Date	2/21/2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Stephen P. Casper
Stephen P. Casper, President and Chief Executive Officer
Date	2/21/2007

By (Signature and Title)	/s/ William E. Vastardis
William E. Vastardis, Treasurer and Chief Financial Officer
Date	2/21/2007